UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22268
Van Kampen Partners Trust

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices) (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 3/31
Date of reporting period: 9/30/09

Item 1. Report to Shareholders.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SEMIANNUAL REPORT

September 30, 2009

MUTUAL FUNDS Van Kampen O’Shaughnessy All Cap Core Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen O’Shaughnessy All Cap Core Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of September 30, 2009.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 9/30/09 (Unaudited)

	A Shares		B Shares		C Shares		I Shares	R Shares
	since 4/30/09		since 4/30/09		since 4/30/09		since 4/30/09	since 4/30/09
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales	w/o sales
Total Returns	charges	charges	charges	charges	charges	charges	charges	charges

Since Inception	20.10%	13.20%	19.90%	14.90%	19.80%	18.80%	20.30%	20.00%

Gross Expense Ratio	1.53%		2.28%		2.28%		1.28%	1.78%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please call us at 1-800-847-2424 or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The expense ratio is estimated for the fund’s current fiscal year.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1 million, (ii) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1 million, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Class R shares are available for purchase by investors through or in tax exempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, non-qualified deferred compensation plans, and employer sponsored 403(b) plans). Class R shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R shares is up to 0.50 percent. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower. Periods of less than one year are not annualized.

The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Indices are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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Fund Report
For the period since inception through September 30, 2009

Market Conditions

Equity markets continued to advance during the period, as the economy tried to shrug off the worst recession it had seen in over seven decades. Most major market indexes posted double-digit returns for the period, extending the rally from earlier in the year. The seven-month rally pushed the S&P 500® Index up over 58 percent from a 12-year low on March 9, 2009. The financials sector led during the period, with securities in the commercial banks and insurance industries continuing to surge. The information technology, materials and industrials sectors were also strong performers for the period.

Performance Analysis

All share classes of Van Kampen O’Shaughnessy All Cap Core Fund underperformed the Russell 3000® Index (the “Index”) and the S&P 500® Index for the period since inception (April 30, 2009) through September 30, 2009, assuming no deduction of applicable sales charges.

Total returns for period since inception through September 30, 2009

					Russell 3000®	S&P 500®
Class A	Class B	Class C	Class I	Class R	Index	Index

20.10%	19.90%	19.80%	20.30%	20.00%	22.94%	22.31%

The performance for the five share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Our quantitative approach focuses on selecting metrics such as strong earnings and price momentum, high shareholder yield (a combination of dividend yield and the stock’s buyback yield) and low price-to-sales ratio (reasonable valuations). According to our research, history has shown that these types of metrics have been among the best ways to identify those stocks that are most likely to outperform the market over the long term. Our emphasis on these characteristics has historically allowed us to profit from what we believe to be the routine mispricing of stocks.

The Fund’s underperformance relative to the Index during the period was driven primarily by the following:

•	From a factor perspective, performance was hampered most by exposure to growth factors such as relative price strength and high price-to-book ratio.

•	Positions in the consumer discretionary sector, an overweight for the Fund, hurt performance for the period. Within the sector, several securities in the specialty

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retail industry and the hotels, restaurants and leisure industry were among the top detractors from Fund performance.

•	An underweight position in the financials sector generally held back Fund performance. Within the sector, positions in the diversified financials and insurance industries weighed on performance.

•	Positions in the information technology sector, an underweight for the Fund, slightly diminished performance during the period.

Although the Fund underperformed the Index during the period, there were three areas that contributed to overall performance:

•	From a factor perspective, the Fund generally benefited from exposures to value factors such as low price-to-sales ratio and high dividend yield.

•	Positions in the industrials sector, an overweight for the Fund, generally enhanced performance relative to the Index, as holdings in the capital goods industry were among the top relative contributors.

•	Allocations in the materials sector were also generally positive. Within the sector, positions in the metals and mining industry aided Fund performance.

•	The third largest relative contributor to Fund performance on a sector basis was the energy sector.

Market Outlook

With three quarters of the year behind us, we will not presume to predict the market’s direction for the remainder of the year or claim which segments of the market will outperform in the short term. However, we continue to believe that by making disciplined investments in companies with certain value and growth characteristics that have historically led to outperformance, we will add value over the long term. This unwavering approach and faith in our research has been successful in the past, and we steadfastly believe that we will be rewarded for this discipline going forward.

We look forward to the opportunity to serve our shareholders.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

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Top 10 Holdings as of 9/30/09 (Unaudited)

Emerson Electric Co.	2.6%
Boeing Co.	2.4
Caterpillar, Inc.	2.1
AT&T, Inc.	2.0
Chevron Corp.	2.0
Total SA—ADR	1.9
Kraft Foods, Inc., Class A	1.9
Exxon Mobil Corp.	1.9
Honeywell International, Inc.	1.8
Intel Corp.	1.8

Summary of Investments by Industry Classification as of 9/30/09 (Unaudited)

Integrated Oil & Gas	7.8%
Pharmaceuticals	5.2
Aerospace & Defense	4.8
Soft Drinks	3.7
Integrated Telecommunication Services	3.5
Restaurants	3.5
Packaged Foods & Meats	3.5
Electrical Components & Equipment	3.1
Semiconductors	2.8
Industrial Machinery	2.8
Construction & Farm Machinery & Heavy Trucks	2.5
Diversified Chemicals	2.4
Apparel Retail	2.4
Systems Software	2.3
Household Products	2.2
Apparel, Accessories & Luxury Goods	1.9
Food Distributors	1.9
Auto Parts & Equipment	1.8
Tobacco	1.7
Internet Retail	1.5
Home Improvement Retail	1.4
Steel	1.4
Computer Hardware	1.4
Automotive Retail	1.4
Internet Software & Services	1.3
Data Processing & Outsourced Services	1.2
Health Care Facilities	1.2
Oil & Gas Equipment & Services	1.2
Diversified Banks	1.2
Aluminum	1.1
Education Services	1.1
Health Care Equipment	1.1
Distributors	1.0
Property & Casualty Insurance	1.0
Specialized Finance	1.0
Biotechnology	0.9
Communications Equipment	0.9
Technology Distributors	0.9
Managed Health Care	0.8
Fertilizers & Agricultural Chemicals	0.8
(continued on next page)

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Summary of Investments by Industry Classification as of 9/30/09 (Unaudited)
(continued from previous page)

Investment Banking & Brokerage	0.8%
Semiconductor Equipment	0.7
Movies & Entertainment	0.6
Industrial Conglomerates	0.6
IT Consulting & Other Services	0.5
Alternative Carriers	0.5
Gold	0.5
Commercial Printing	0.5
Thrifts & Mortgage Finance	0.5
Oil & Gas Exploration & Production	0.5
Paper Products	0.5
Department Stores	0.5
Life Sciences Tools & Services	0.5
Consumer Finance	0.5
Oil & Gas Drilling	0.4
Independent Power Producers & Energy Traders	0.4
Publishing	0.4
Construction & Engineering	0.4
Cable & Satellite	0.4
Oil & Gas Refining & Marketing	0.4
Specialized REIT’s	0.4
Electric Utilities	0.4
Diversified Metals & Mining	0.3
Computer Storage & Peripherals	0.3
Drug Retail	0.3
General Merchandise Stores	0.2

Total Long-Term Investments	95.6
Total Repurchase Agreements	2.3

Total Investments	97.9
Other Assets in Excess of Liabilities	2.1

Net Assets	100.0%

Subject to change daily. All percentages are as a percentage of net assets. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the countries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

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For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

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Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/09 - 9/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/09	9/30/09	4/1/09-9/30/09

Class A
Actual	$1,000.00	$1,201.00	$6.23
Hypothetical	1,000.00	1,018.30	6.83
(5% annual return before expenses)

Class B
Actual	1,000.00	1,199.00	8.30
Hypothetical	1,000.00	1,016.04	9.10
(5% annual return before expenses)

Class C
Actual	1,000.00	1,198.00	9.67
Hypothetical	1,000.00	1,014.54	10.61
(5% annual return before expenses)

Class I
Actual	1,000.00	1,203.00	5.08
Hypothetical	1,000.00	1,019.55	5.57
(5% annual return before expenses)

Class R
Actual	1,000.00	1,200.00	7.38
Hypothetical	1,000.00	1,017.05	8.09
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, 1.80%, 2.10%, 1.10% and 1.60% for Class A, B, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period) except for “Actual” information which is multiplied by 153/365 to reflect the period from Commencement of Operations through September 30, 2009. The expense ratio for Class B Shares reflect actual 12b-1 fees of less than 1%. These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

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Investment Advisory Agreement Approval

The Investment Company Act of 1940 requires that the investment advisory agreement between the Fund and its investment adviser and the subadvisory agreement between the investment adviser and the investment subadviser be approved both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At a meeting held on January 6, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement and the investment subadvisory agreement are fair and reasonable and approved the investment advisory agreement and the investment subadvisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser and the investment subadviser at the request of the Board and Fund counsel, relating to the investment advisory and investment-subadvisory agreement review process. The Board also considered information received about the model portfolio, the investment strategy, portfolio management team and projected fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement and the investment subadvisory agreement, and the trustees held sessions both with management and separate from management in reviewing and considering the investment advisory agreement and the investment subadvisory agreement.

In approving the investment advisory agreement and the investment subadvisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services to be provided by the investment adviser and the investment subadviser, the projected fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s and the investment subadviser’s projected expenses in providing the services and the projected profitability of the investment adviser and the investment subadviser. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser or investment subadviser are to be shared with the Fund’s shareholders. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and the investment subadviser and their affiliates may derive from their relationship with the Fund. The Board of Trustees discussed the financial strength of the investment adviser, the investment subadviser and their affiliated companies and the capability of the personnel of the investment adviser and the investment subadviser, and specifically the strength and background of their portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business

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judgment, that approval of the investment advisory agreement and the investment subadvisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services to be Provided. The Board of Trustees considered the roles and responsibilities of the investment adviser and the investment subadviser as a whole and those specific to portfolio management, support and trading functions anticipated to be servicing the Fund. The trustees discussed with the investment adviser and the investment subadviser the resources available in managing the Fund. The trustees also discussed certain other services which are to be provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services to be provided by the investment adviser and the investment subadviser support its decision to approve the investment advisory agreement and the investment subadvisory agreement.

Projected Fees and Expenses of the Fund. The Board of Trustees reviewed the projected fees and expenses of the Fund compared to its peers. The trustees discussed with the investment adviser and the investment subadviser the performance goals in managing the Fund. When considering a fund’s performance, the trustees and management place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance). The trustees discussed with the investment adviser and the investment subadviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser, the investment subadviser and others in the marketplace. The trustees reviewed not only the advisory fees but other projected fees and expenses (whether payable to the adviser, its affiliates or others) and the Fund’s overall projected expense ratio. The Board has determined that the projected fees and expenses of the Fund support its decision to approve the investment advisory agreement and the investment subadvisory agreement.

Investment Adviser’s and Investment Subadviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees expect to review the investment adviser’s and the investment subadviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the investment subadviser and the profitability of the investment adviser and the investment subadviser. These profitability reports are put together by management with the oversight of the Board. The Board has determined that the analysis of the expenses and projected profitability of the investment adviser and the investment subadviser support its decision to approve the investment advisory agreement and the investment subadvisory agreement.

Economies of Scale. The Board of Trustees considered the projected size of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. The trustees discussed with management how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to projected asset levels and/or whether the

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advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the potential economies of scale of the Fund support its decision to approve the investment advisory agreement and the investment subadvisory agreement.

Other Benefits of the Relationship. The Board of Trustees considered other benefits to the investment adviser, the investment subadviser and their affiliates derived from the investment adviser’s and the investment subadviser’s relationships with the Fund and other funds advised by the investment adviser and the investment subadviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser and the investment subadviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees reviewed with management each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser, the investment subadviser or their affiliates support its decision to approve the investment advisory agreement and the investment subadvisory agreement.

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Van Kampen O’Shaughnessy All Cap Core Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)

	Number of
Description	Shares	Value

Common Stocks 95.6%
Aerospace & Defense 4.8%
Boeing Co.	1,045	$56,587
Goodrich Corp.	183	9,944
Honeywell International, Inc.	1,160	43,094
Lockheed Martin Corp.	73	5,700

		115,325

Alternative Carriers 0.5%
tw telecom, Inc., Class A (a)	949	12,764

Aluminum 1.1%
Alcoa, Inc.	2,023	26,542

Apparel, Accessories & Luxury Goods 1.9%
Coach, Inc.	811	26,698
Hanesbrands, Inc. (a)	343	7,340
Jones Apparel Group, Inc.	617	11,063

		45,101

Apparel Retail 2.4%
Chico’s FAS, Inc. (a)	648	8,424
Gap, Inc.	482	10,315
Hot Topic, Inc. (a)	1,181	8,846
Ross Stores, Inc.	180	8,598
Stein Mart, Inc. (a)	991	12,596
TJX Cos., Inc.	217	8,061

		56,840

Auto Parts & Equipment 1.8%
Exide Technologies (a)	1,217	9,699
TRW Automotive Holdings Corp. (a)	2,054	34,405

		44,104

Automotive Retail 1.4%
AutoZone, Inc. (a)	79	11,551
O’Reilly Automotive, Inc. (a)	364	13,155
Pep Boys-Manny, Moe, & Jack	843	8,236

		32,942

Biotechnology 0.9%
Amgen, Inc. (a)	139	8,372
Gilead Sciences, Inc. (a)	294	13,694

		22,066

Cable & Satellite 0.4%
DIRECTV Group, Inc. (a)	332	9,157

Commercial Printing 0.5%
M&F Worldwide Corp. (a)	622	12,589

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See Notes to Financial Statements

Van Kampen O’Shaughnessy All Cap Core Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Communications Equipment 0.9%
3Com Corp. (a)	1,606	$8,399
QUALCOMM, Inc.	299	13,449

		21,848

Computer Hardware 1.4%
Apple, Inc. (a)	130	24,098
NCR Corp. (a)	649	8,969

		33,067

Computer Storage & Peripherals 0.3%
Western Digital Corp. (a)	207	7,562

Construction & Engineering 0.4%
EMCOR Group, Inc. (a)	373	9,444

Construction & Farm Machinery & Heavy Trucks 2.5%
Caterpillar, Inc.	979	50,252
Navistar International Corp. (a)	267	9,991

		60,243

Consumer Finance 0.5%
Nelnet, Inc., Class A (a)	872	10,848

Data Processing & Outsourced Services 1.2%
Automatic Data Processing, Inc.	757	29,750

Department Stores 0.5%
Dillard’s, Inc., Class A	786	11,083

Distributors 1.0%
Genuine Parts Co.	653	24,853

Diversified Banks 1.2%
Grupo Financiero Galicia SA, Class B—ADR (Argentina) (a)	4,457	20,993
Wells Fargo & Co.	267	7,524

		28,517

Diversified Chemicals 2.4%
Ashland, Inc.	214	9,249
Du Pont (E.I.) de Nemours & Co.	523	16,809
Huntsman Corp.	2,760	25,144
Solutia, Inc. (a)	497	5,755

		56,957

Diversified Metals & Mining 0.3%
Freeport-McMoRan Copper & Gold, Inc.	117	8,027

Drug Retail 0.3%
Rite Aid Corp. (a)	4,094	6,714

13
See Notes to Financial Statements

Van Kampen O’Shaughnessy All Cap Core Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Education Services 1.1%
Apollo Group, Inc., Class A (a)	241	$17,754
ITT Educational Services, Inc. (a)	75	8,281

		26,035

Electric Utilities 0.4%
Unisource Energy Corp.	278	8,549

Electrical Components & Equipment 3.1%
Emerson Electric Co.	1,528	61,242
General Cable Corp. (a)	350	13,703

		74,945

Fertilizers & Agricultural Chemicals 0.8%
Monsanto Co.	137	10,604
Scotts Miracle-Gro Co., Class A	186	7,989

		18,593

Food Distributors 1.9%
Andersons Inc.	239	8,413
Sysco Corp.	1,466	36,430

		44,843

General Merchandise Stores 0.2%
Family Dollar Stores, Inc.	222	5,861

Gold 0.5%
AngloGold Ashanti Ltd.—ADR (South Africa)	152	6,195
Newmont Mining Corp.	148	6,515

		12,710

Health Care Equipment 1.1%
Intuitive Surgical, Inc. (a)	62	16,260
Thoratec Corp. (a)	309	9,353

		25,613

Health Care Facilities 1.2%
Health Management Associates, Inc., Class A (a)	2,451	18,358
Tenet Healthcare Corp. (a)	1,908	11,219

		29,577

Home Improvement Retail 1.4%
Home Depot, Inc.	1,276	33,993

Household Products 2.2%
Central Garden & Pet Co., Class A (a)	598	6,536
Clorox Co.	79	4,647
Kimberly-Clark Corp.	148	8,729
Procter & Gamble Co.	582	33,709

		53,621

Independent Power Producers & Energy Traders 0.4%
Dynegy, Inc., Class A (a)	4,093	10,437

14
See Notes to Financial Statements

Van Kampen O’Shaughnessy All Cap Core Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Industrial Conglomerates 0.6%
General Electric Co.	880	$14,450

Industrial Machinery 2.8%
Illinois Tool Works, Inc.	930	39,721
Ingersoll-Rand PLC (Ireland)	881	27,020

		66,741

Integrated Oil & Gas 7.8%
BP PLC—ADR (United Kingdom)	745	39,656
Chevron Corp.	680	47,893
Exxon Mobil Corp.	662	45,420
Occidental Petroleum Corp.	123	9,643
Total SA—ADR (France)	773	45,808

		188,420

Integrated Telecommunication Services 3.5%
AT&T, Inc.	1,805	48,753
NTELOS Holdings Corp.	471	8,318
Verizon Communications, Inc.	892	27,001

		84,072

Internet Retail 1.5%
Amazon.com, Inc. (a)	109	10,176
Netflix, Inc. (a)	175	8,080
Priceline.com, Inc. (a)	112	18,572

		36,828

Internet Software & Services 1.3%
Google, Inc., Class A (a)	51	25,289
VeriSign, Inc. (a)	222	5,259

		30,548

Investment Banking & Brokerage 0.8%
Goldman Sachs Group, Inc.	98	18,066

IT Consulting & Other Services 0.5%
Cognizant Technology Solutions Corp., Class A (a)	333	12,874

Life Sciences Tools & Services 0.5%
Life Technologies Corp. (a)	236	10,986

Managed Health Care 0.8%
Health Net, Inc. (a)	1,271	19,573

Movies & Entertainment 0.6%
Walt Disney Co.	561	15,405

Oil & Gas Drilling 0.4%
Diamond Offshore Drilling, Inc.	112	10,698

15
See Notes to Financial Statements

Van Kampen O’Shaughnessy All Cap Core Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Oil & Gas Equipment & Services 1.2%
National-Oilwell Varco, Inc. (a)	162	$6,987
Oil States International, Inc. (a)	637	22,378

		29,365

Oil & Gas Exploration & Production 0.5%
Anadarko Petroleum Corp.	196	12,295

Oil & Gas Refining & Marketing 0.4%
Western Refining, Inc. (a)	1,388	8,953

Packaged Foods & Meats 3.5%
General Mills, Inc.	73	4,700
Green Mountain Coffee Roasters, Inc. (a)	209	15,432
JM Smucker Co.	203	10,761
Kraft Foods, Inc., Class A	1,729	45,421
Unilever N.V. (Netherlands)	258	7,446

		83,760

Paper Products 0.5%
International Paper Co.	539	11,982

Pharmaceuticals 5.2%
Abbott Laboratories	643	31,809
Bristol-Myers Squibb Co.	381	8,580
Johnson & Johnson	435	26,487
Merck & Co., Inc.	1,351	42,732
Pfizer, Inc.	847	14,018

		123,626

Property & Casualty Insurance 1.0%
MBIA, Inc. (a)	913	7,085
Travelers Cos., Inc.	357	17,575

		24,660

Publishing 0.4%
Valassis Communications, Inc. (a)	553	9,888

Restaurants 3.5%
Darden Restaurants, Inc.	403	13,754
DineEquity, Inc. (a)	236	5,841
Domino’s Pizza, Inc. (a)	1,253	11,077
McDonald’s Corp.	716	40,862
Starbucks Corp. (a)	602	12,431

		83,965

Semiconductor Equipment 0.7%
Amkor Technology, Inc. (a)	2,396	16,484

Semiconductors 2.8%
Altera Corp.	374	7,671
Intel Corp.	2,193	42,917
RF Micro Devices, Inc. (a)	1,616	8,775

16
See Notes to Financial Statements

Van Kampen O’Shaughnessy All Cap Core Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Semiconductors (Continued)
Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Republic of China (Taiwan))	700	$7,672

		67,035

Soft Drinks 3.7%
Coca-Cola Co.	735	39,470
Coca-Cola Enterprises, Inc.	1,128	24,151
Cott Corp. (Canada) (a)	1,624	11,936
Hansen Natural Corp. (a)	179	6,576
PepsiCo, Inc.	132	7,743

		89,876

Specialized Finance 1.0%
IntercontinentalExchange, Inc. (a)	148	14,384
PHH Corp. (a)	447	8,869

		23,253

Specialized REIT’s 0.4%
HCP, Inc. (REIT)	301	8,651

Steel 1.4%
AK Steel Holding Corp.	606	11,956
Nucor Corp.	458	21,531

		33,487

Systems Software 2.3%
BMC Software, Inc. (a)	350	13,135
Microsoft Corp.	992	25,683
Oracle Corp.	793	16,526

		55,344

Technology Distributors 0.9%
Tech Data Corp. (a)	494	20,555

Thrifts & Mortgage Finance 0.5%
People’s United Financial, Inc.	796	12,386

Tobacco 1.7%
Altria Group, Inc.	265	4,720
Philip Morris International, Inc.	281	13,696
Universal Corp.	530	22,164

		40,580

Total Long-Term Investments 95.6% (Cost $2,063,506)		2,295,926

17
See Notes to Financial Statements

Van Kampen O’Shaughnessy All Cap Core Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

Description	Value

Repurchase Agreements 2.3%
Banc of America Securities ($13,147 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.04%, dated 09/30/09, to be sold on 10/01/09 at $13,147)	$13,147
JPMorgan Chase & Co. ($39,641 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 09/30/09, to be sold on 10/01/09 at $39,641)	39,641
State Street Bank & Trust Co. ($2,212 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 09/30/09, to be sold on 10/01/09 at $2,212)	2,212

Total Repurchase Agreements 2.3% (Cost $55,000)	55,000

Total Investments 97.9% (Cost $2,118,506)	2,350,926

Other Assets in Excess of Liabilities 2.1%	51,584

Net Assets 100.0%	$2,402,510

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

ADR—American Depositary Receipt
REIT—Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investment	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position:
Common Stocks
Aerospace & Defense	$115,325	$—	$—	$115,325
Alternative Carriers	12,764	—	—	12,764
Aluminum	26,542	—	—	26,542
Apparel, Accessories & Luxury Goods	45,101	—	—	45,101
Apparel Retail	56,840	—	—	56,840

18
See Notes to Financial Statements

Van Kampen O’Shaughnessy All Cap Core Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investment	Quoted Prices	Observable Inputs	Inputs	Total

Common Stocks (Continued)
Auto Parts & Equipment	$44,104	$—	$—	$44,104
Automotive Retail	32,942	—	—	32,942
Biotechnology	22,066	—	—	22,066
Cable & Satellite	9,157	—	—	9,157
Commercial Printing	12,589	—	—	12,589
Communications Equipment	21,848	—	—	21,848
Computer Hardware	33,067	—	—	33,067
Computer Storage & Peripherals	7,562	—	—	7,562
Construction & Engineering	9,444	—	—	9,444
Construction & Farm Machinery & Heavy Trucks	60,243	—	—	60,243
Consumer Finance	10,848	—	—	10,848
Data Processing & Outsourced Services	29,750	—	—	29,750
Department Stores	11,083	—	—	11,083
Distributors	24,853	—	—	24,853
Diversified Banks	28,517	—	—	28,517
Diversified Chemicals	56,957	—	—	56,957
Diversified Metals & Mining	8,027	—	—	8,027
Drug Retail	6,714	—	—	6,714
Education Services	26,035	—	—	26,035
Electric Utilities	8,549	—	—	8,549
Electrical Components & Equipment	74,945	—	—	74,945
Fertilizers & Agricultural Chemicals	18,593	—	—	18,593
Food Distributors	44,843	—	—	44,843
General Merchandise Stores	5,861	—	—	5,861
Gold	12,710	—	—	12,710
Health Care Equipment	25,613	—	—	25,613
Health Care Facilities	29,577	—	—	29,577
Home Improvement Retail	33,993	—	—	33,993
Household Products	53,621	—	—	53,621
Independent Power Producers & Energy Traders	10,437	—	—	10,437
Industrial Conglomerates	14,450	—	—	14,450
Industrial Machinery	66,741	—	—	66,741
Integrated Oil & Gas	188,420	—	—	188,420
Integrated Telecommunication Services	84,072	—	—	84,072
Internet Retail	36,828	—	—	36,828
Internet Software & Services	30,548	—	—	30,548
Investment Banking & Brokerage	18,066	—	—	18,066
IT Consulting & Other Services	12,874	—	—	12,874
Life Sciences Tools & Services	10,986	—	—	10,986
Managed Health Care	19,573	—	—	19,573
Movies & Entertainment	15,405	—	—	15,405
Oil & Gas Drilling	10,698	—	—	10,698
Oil & Gas Equipment & Services	29,365	—	—	29,365
Oil & Gas Exploration & Production	12,295	—	—	12,295

19
See Notes to Financial Statements

Van Kampen O’Shaughnessy All Cap Core Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investment	Quoted Prices	Observable Inputs	Inputs	Total

Common Stocks (Continued)
Oil & Gas Refining & Marketing	$8,953	$—	$—	$8,953
Packaged Foods & Meats	83,760	—	—	83,760
Paper Products	11,982	—	—	11,982
Pharmaceuticals	123,626	—	—	123,626
Property & Casualty Insurance	24,660	—	—	24,660
Publishing	9,888	—	—	9,888
Restaurants	83,965	—	—	83,965
Semiconductor Equipment	16,484	—	—	16,484
Semiconductors	67,035	—	—	67,035
Soft Drinks	89,876	—	—	89,876
Specialized Finance	23,253	—	—	23,253
Specialized REIT’s	8,651	—	—	8,651
Steel	33,487	—	—	33,487
Systems Software	55,344	—	—	55,344
Technology Distributors	20,555	—	—	20,555
Thrifts & Mortgage Finance	12,386	—	—	12,386
Tobacco	40,580	—	—	40,580
Repurchase Agreements	—	55,000	—	55,000

Total Investments in an Asset Position	$2,295,926	$55,000	$—	$2,350,926

20
See Notes to Financial Statements

Van Kampen O’Shaughnessy All Cap Core Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2009 (Unaudited)

Assets:
Total Investments (Cost $2,118,506)	$2,350,926
Cash	359
Receivables:
Fund Shares Sold	160,601
Investments Sold	87,243
Expense Reimbursement from Adviser	28,929
Dividends	2,719
Unamortized Offering Costs	83,058
Other	1,846

Total Assets	2,715,681

Liabilities:
Payables:
Investments Purchased	189,718
Offering Costs	54,666
Distributor and Affiliates	6,888
Trustees’ Deferred Compensation and Retirement Plans	1,677
Accrued Expenses	60,222

Total Liabilities	313,171

Net Assets	$2,402,510

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$2,162,500
Net Unrealized Appreciation	232,420
Accumulated Undistributed Net Investment Income	4,882
Accumulated Net Realized Gain	2,708

Net Assets	$2,402,510

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $1,223,960 and 101,869 shares of beneficial interest issued and outstanding)	$12.01
Maximum sales charge (5.75%* of offering price)	0.73

Maximum offering price to public	$12.74

Class B Shares:
Net asset value and offering price per share (Based on net assets of $188,162 and 15,691 shares of beneficial interest issued and outstanding)	$11.99

Class C Shares:
Net asset value and offering price per share (Based on net assets of $629,860 and 52,591 shares of beneficial interest issued and outstanding)	$11.98

Class I Shares:
Net asset value and offering price per share (Based on net assets of $240,523 and 20,000 shares of beneficial interest issued and outstanding)	$12.03

Class R Shares:
Net asset value and offering price per share (Based on net assets of $120,005 and 10,000 shares of beneficial interest issued and outstanding)	$12.00

*	On sales of $50,000 or more, the sales charge will be reduced.

21
See Notes to Financial Statements

Van Kampen O’Shaughnessy All Cap Core Fund
Financial Statements  continued

Statement of Operations
For the Period April 30, 2009 (Commencement of Operations) to September 30, 2009 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $116)	$12,850
Interest	40

Total Income	12,890

Expenses:
Offering Costs	59,942
Reports to Shareholders	21,483
Professional Fees	18,405
Registration Fees	16,704
Accounting and Administrative Expenses	14,265
Custody	11,727
Transfer Agent Fees	7,173
Trustees’ Fees and Related Expenses	4,936
Investment Advisory Fee	4,236
Distribution (12b-1) and Service Fees
Class A	609
Class B	355
Class C	992
Class R	228
Other	5,208

Total Expenses	166,263
Expense Reduction	158,255

Net Expenses	8,008

Net Investment Income	$4,882

Realized and Unrealized Gain/Loss:
Net Realized Gain	$2,708

Unrealized Appreciation/Depreciation:
Beginning of the Period	-0-
End of the Period	232,420

Net Unrealized Appreciation During the Period	232,420

Net Realized and Unrealized Gain	$235,128

Net Increase in Net Assets From Operations	$240,010

22
See Notes to Financial Statements

Van Kampen O’Shaughnessy All Cap Core Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

For the Period
April 30, 2009
(Commencement
of Operations) to
September 30,
2009

From Investment Activities:
Net Investment Income	$4,882
Net Realized Gain	2,708
Net Unrealized Appreciation During the Period	232,420

Net Change in Net Assets from Investment Activities	240,010

From Capital Transactions:
Proceeds from Shares Sold	2,174,134
Cost of Shares Repurchased	(11,634)

Net Change in Net Assets from Capital Transactions	2,162,500

Total Increase in Net Assets	2,402,510
Net Assets:
Beginning of the Period	-0-

End of the Period (Including accumulated undistributed net investment income of $4,882)	$2,402,510

23
See Notes to Financial Statements

Van Kampen O’Shaughnessy All Cap Core Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

April 30, 2009
(Commencement
of Operations) to
Class A Shares	September 30, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.05
Net Realized and Unrealized Gain	1.96

Total from Investment Operations	2.01

Net Asset Value, End of the Period	$12.01

Total Return* (b)	20.10% **
Net Assets at End of the Period (In millions)	$1.2
Ratio of Expenses to Average Net Assets*	1.35%
Ratio of Net Investment Income to Average Net Assets*	0.98%
Portfolio Turnover	103% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	28.87%
Ratio of Net Investment Loss to Average Net Assets	(26.54% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 0.25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

24
See Notes to Financial Statements

Van Kampen O’Shaughnessy All Cap Core Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

	April 30, 2009
	(Commencement of
	Operations) to
Class B Shares	September 30, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.03
Net Realized and Unrealized Gain	1.96

Total from Investment Operations	1.99

Net Asset Value, End of the Period	$11.99

Total Return* (b)	19.90%	(c) **
Net Assets at End of the Period (In millions)	$0.2
Ratio of Expenses to Average Net Assets*	1.80%	(c)
Ratio of Net Investment Income to Average Net Assets*	0.75%	(c)
Portfolio Turnover	103%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	34.08%	(c)
Ratio of Net Investment Loss to Average Net Assets	(31.53%	)(c)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Note 5).

25
See Notes to Financial Statements

Van Kampen O’Shaughnessy All Cap Core Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

April 30, 2009
(Commencement of
Operations) to
Class C Shares	September 30, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.01
Net Realized and Unrealized Gain	1.97

Total from Investment Operations	1.98

Net Asset Value, End of the Period	$11.98

Total Return* (b)	19.80% **
Net Assets at End of the Period (In millions)	$0.6
Ratio of Expenses to Average Net Assets*	2.10%
Ratio of Net Investment Income to Average Net Assets*	0.29%
Portfolio Turnover	103% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	31.18%
Ratio of Net Investment Loss to Average Net Assets	(28.79% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

26
See Notes to Financial Statements

Van Kampen O’Shaughnessy All Cap Core Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

April 30, 2009
(Commencement of
Operations) to
Class I Shares	September 30, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.07
Net Realized and Unrealized Gain	1.96

Total from Investment Operations	2.03

Net Asset Value, End of the Period	$12.03

Total Return* (b)	20.30% **
Net Assets at End of the Period (In millions)	$0.2
Ratio of Expenses to Average Net Assets*	1.10%
Ratio of Net Investment Income to Average Net Assets*	1.52%
Portfolio Turnover	103% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	35.04%
Ratio of Net Investment Loss to Average Net Assets	(32.42% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

27
See Notes to Financial Statements

Van Kampen O’Shaughnessy All Cap Core Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

April 30, 2009
(Commencement of
Operations) to
Class R Shares	September 30, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.05
Net Realized and Unrealized Gain	1.95

Total from Investment Operations	2.00

Net Asset Value, End of the Period	$12.00

Total Return* (b)	20.00% **
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets*	1.60%
Ratio of Net Investment Income to Average Net Assets*	1.00%
Portfolio Turnover	103% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	35.23%
Ratio of Net Investment Loss to Average Net Assets	(32.63% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return includes combined Rule 12b-1 fees and service fees of up to 0.50% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

28
See Notes to Financial Statements

Van Kampen O’Shaughnessy All Cap Core Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen O’Shaughnessy All Cap Core Fund (the “Fund”) is organized as a series of Van Kampen Partners Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek long-term capital appreciation. The Fund invests primarily in a diversified portfolio of common stocks and other equity securities of companies of all sizes. The Fund commenced investment operations on April 30, 2009. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class I Shares, and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources

29

Van Kampen O’Shaughnessy All Cap Core Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states.

30

Van Kampen O’Shaughnessy All Cap Core Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

At September 30, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$2,126,538

Gross tax unrealized appreciation	$244,574
Gross tax unrealized depreciation	(20,186)

Net tax unrealized appreciation on investments	$224,388

F. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions.

G. Offering Costs Offering costs are amortized, on a straight-line basis, over a twelve month period.

H. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through November 20, 2009, the date the financial statements were effectively issued. Management has determined that other than the event described in Note 7, there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of 0.80% of the average daily net assets of the Fund.
The Adviser has entered into a subadvisory agreement with O’Shaughnessy Asset Management, LLC (the “Subadviser). The Subadviser provides the Fund with investment advisory services subject to the overall supervision of the Adviser and the Fund’s officers and trustees. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.
The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 1.35%, 1.80%, 2.10%, 1.10% and 1.60% for Classes A, B, C, I and R Shares, respectively. The fee waivers or expense reimbursements are voluntary. After April 30, 2010, they can be discontinued at any time. For the period ended September 30, 2009, the Adviser waived or reimbursed approximately $158,300 of its advisory fees or other expenses.
For the period ended September 30, 2009, the Fund recognized expenses of approximately $800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO

31

Van Kampen O’Shaughnessy All Cap Core Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

provides compliance services to the Fund. The costs of these services are allocated to each fund. For the period ended September 30, 2009, the Fund recognized expenses of approximately $15,400 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended September 30, 2009, the Fund recognized expenses of approximately $6,800 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and trustees of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $1,800 are included in “Other” assets on the Statement of Assets and Liabilities at September 30, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the period ended September 30, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $5,300. There were no contingent deferred sales charges (CDSC) on redeemed shares. Sales charges do not represent expenses of the Fund.
At September 30, 2009, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 10,000 shares of Class A, 10,000 shares of Class B, 10,000 shares of Class C, 10,000 shares of Class I and 10,000 shares of Class R.

32

Van Kampen O’Shaughnessy All Cap Core Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

3. Capital Transactions
For the period ended September 30, 2009, transactions were as follows:

	For The Period Ended
	September 30, 2009
	Shares	Value

Sales:
Class A	102,005	$1,113,280
Class B	15,696	165,844
Class C	53,415	595,010
Class I	20,000	200,000
Class R	10,000	100,000

Total Sales	201,116	$2,174,134

Repurchases:
Class A	(136)	$(1,533)
Class B	(5)	(61)
Class C	(824)	(10,040)
Class I	-0-	-0-
Class R	-0-	-0-

Total Repurchases	(965)	$(11,634)

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $3,386,089 and $1,325,197, respectively.

5. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $0 and $600 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

6. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

33

Van Kampen O’Shaughnessy All Cap Core Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

7. Subsequent Event
On October 19, 2009, Morgan Stanley & Co., Inc., the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. The transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

34

Van Kampen O’Shaughnessy All Cap Core Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Investment Subadviser
O’Shaughnessy Asset Management, LLC
6 Suburban Avenue
Stamford, Connecticut 06901

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

35

Your Notes

Your Notes

Van Kampen O’Shaughnessy All Cap Core Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen O’Shaughnessy All Cap Core Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen O’Shaughnessy All Cap Core Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

(continued on next page)

Van Kampen O’Shaughnessy All Cap Core Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

(continued on back)

Van Kampen O’Shaughnessy All Cap Core Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

768, 868, 968, 696, 581
OSACSAN 11/09
IU09-05019P-Y09/09

SEMIANNUAL REPORT

September 30, 2009

MUTUAL FUNDS Van Kampen O’Shaughnessy Enhanced Dividend Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen O’Shaughnessy Enhanced Dividend Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of September 30, 2009.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 9/30/09 (Unaudited)

	A Shares		B Shares		C Shares		I Shares	R Shares
	since 4/30/09		since 4/30/09		since 4/30/09		since 4/30/09	since 4/30/09
		w/max				w/max
	w/o	5.75%	w/o	5.00%	w/o	1.00%	w/o	w/o
Average Annual	sales	sales	sales	sales	sales	sales	sales	sales
Total Returns	charges	charge	charges	charge	charges	charge	charges	charges

Since Inception	30.81%	23.29%	30.54%	25.54%	30.42%	29.42%	30.87%	30.65%

Gross Expense Ratio	1.79%		2.54%		2.54%		1.54%	2.04%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please call us at 1-800-847-2424 or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The expense ratio is estimated for the fund’s current fiscal year.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1 million, (ii) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1 million, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Class R shares are available for purchase by investors through or in tax exempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, non-qualified deferred compensation plans, and employer sponsored 403(b) plans). Class R shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R shares is up to 0.50 percent. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower. Periods of less than one year are not annualized.

The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of global developed and emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Indices are unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the period since inception through September 30, 2009

Market Conditions

Equity markets continued to advance during the period, as the economy tried to shrug off the worst recession it had seen in over seven decades. Most major market indexes posted positive returns for the period, extending the rally from earlier in the year. The seven-month rally pushed the MSCI All Country World Index up nearly 69 percent (in U.S. dollars) from a low on March 9, 2009. The financials sector led during the period, with securities in the commercial banks and insurance industries continuing to surge. The materials, industrials and information technology sectors were also among the top performers for the period.

Performance Analysis

All share classes of Van Kampen O’Shaughnessy Enhanced Dividend Fund outperformed the MSCI All Country World Index (the “Index”) and the Russell 1000® Value Index for the period since inception (April 30, 2009) through September 30, 2009, assuming no deduction of applicable sales charges.

Total returns for the period since inception through September 30, 2009

					MSCI All
					Country World	Russell 1000®
Class A	Class B	Class C	Class I	Class R	Index	Value Index

30.81%	30.54%	30.42%	30.87%	30.65%	28.88%	24.63%

The performance for the five share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Our quantitative approach focuses on selecting securities with metrics such as high dividend yields and low enterprise value-to-EBITDA ratios (reasonable valuations). According to our research, history has shown that these types of metrics have been among the best ways to identify those stocks that are most likely to outperform the market over the long term. Our emphasis on these characteristics has historically allowed us to profit from the behavior of other investors, who we believe routinely misprice stocks.

2

The Fund’s outperformance relative to the Index during the period was driven primarily by the following:

•	From a factor perspective, exposure to value factors such as low price-to-book ratio and high dividend yield helped propel performance relative to the Index. The Fund was also aided by avoiding the high-momentum stocks that were penalized during the period.

•	Positions in the materials sector were beneficial to performance during the period. Within the sector, positions in the metals and mining industry and the paper and forest products industry were among the top performers.

•	Stock selection in the financials sector also helped to enhance performance relative to the Index. Several insurance industry companies were among the top performers during the period.

•	Stock selection in the industrials sector also had a positive impact on performance.

Although the Fund outperformed the Index, there were two sectors that slightly detracted from performance relative to the Index for the period:

•	An overweight position in the telecommunication services sector hurt performance for the period.

•	Positions in the information technology sector also dampened relative returns.

Market Outlook

With three quarters of the year behind us, we will not presume to predict the market’s direction for the remainder of the year or claim which segments of the market will outperform in the short term. However, we continue to believe that by making disciplined investments in companies with certain value and growth characteristics that have historically led to outperformance, we will add value over the long term. This unwavering approach and faith in our research has been successful in the past, and we steadfastly believe that we will be rewarded for this discipline going forward.

We look forward to the opportunity to serve our shareholders.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Top 10 Holdings as of 9/30/09 (Unaudited)

France Telecom SA—ADR	2.9%
ENI SpA—ADR	2.4
AT&T, Inc.	2.4
Cia Siderurgica Nacional SA—ADR	2.3
Reynolds American, Inc.	2.2
Portugal Telecom SGPS SA—ADR	2.1
Deutsche Telekom AG—ADR	2.1
BP PLC—ADR	2.0
Vodafone Group PLC—ADR	2.0
Qwest Communications International, Inc.	2.0

Summary of Investments by Country Classification as of 9/30/09 (Unaudited)

United States	35.2%
United Kingdom	9.7
Germany	9.1
Brazil	7.5
France	5.5
Spain	4.1
Canada	3.6
Italy	2.8
Republic of China (Taiwan)	2.4
Portugal	2.1
Japan	1.8
Russia	1.7
Netherlands	1.1
Mexico	1.1
China	1.0
Greece	1.0
Hong Kong	0.9
Norway	0.8
Luxembourg	0.8
Ireland	0.7
Republic of Korea (South Korea)	0.7
Switzerland	0.5
Cayman Islands	0.4
South Africa	0.4
Colombia	0.3

Total Long-Term Investments	95.2
Total Repurchase Agreements	9.2

Total Investments	104.4
Liabilities in Excess of Other Assets	(4.4)

Net Assets	100.0%

Subject to change daily. All percentages are as a percentage of net assets. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the countries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

5

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/09 - 9/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/09	9/30/09	4/1/09-9/30/09

Class A
Actual	$1,000.00	$1,308.12	$7.26
Hypothetical	1,000.00	1,017.55	7.59
(5% annual return before expenses)

Class B
Actual	1,000.00	1,305.37	9.66
Hypothetical	1,000.00	1,015.04	10.10
(5% annual return before expenses)

Class C
Actual	1,000.00	1,304.22	10.87
Hypothetical	1,000.00	1,013.79	11.36
(5% annual return before expenses)

Class I
Actual	1,000.00	1,308.74	6.05
Hypothetical	1,000.00	1,018.80	6.33
(5% annual return before expenses)

Class R
Actual	1,000.00	1,306.49	8.46
Hypothetical	1,000.00	1,016.29	8.85
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, 2.00%, 2.25%, 1.25% and 1.75% for Class A, B, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period) except for “Actual” information which reflects the period from Commencement of Operations through September 30, 2009. The expense ratios for Class B Shares reflect actual 12b-1 fees of less than 1%. These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

7

Investment Advisory Agreement Approval

The Investment Company Act of 1940 requires that the investment advisory agreement between the Fund and its investment adviser and the subadvisory agreement between the investment adviser and the investment subadviser be approved both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At a meeting held on January 6, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement and the investment subadvisory agreement are fair and reasonable and approved the investment advisory agreement and the investment subadvisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser and the investment subadviser at the request of the Board and Fund counsel, relating to the investment advisory and investment-subadvisory agreement review process. The Board also considered information received about the model portfolio, the investment strategy, portfolio management team and projected fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement and the investment subadvisory agreement, and the trustees held sessions both with management and separate from management in reviewing and considering the investment advisory agreement and the investment subadvisory agreement.

In approving the investment advisory agreement and the investment subadvisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services to be provided by the investment adviser and the investment subadviser, the projected fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s and the investment subadviser’s projected expenses in providing the services and the projected profitability of the investment adviser and the investment subadviser. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser or investment subadviser are to be shared with the Fund’s shareholders. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and the investment subadviser and their affiliates may derive from their relationship with the Fund. The Board of Trustees discussed the financial strength of the investment adviser, the investment subadviser and their affiliated companies and the capability of the personnel of the investment adviser and the investment subadviser, and specifically the strength and background of their portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business

8

judgment, that approval of the investment advisory agreement and the investment subadvisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services to be Provided. The Board of Trustees considered the roles and responsibilities of the investment adviser and the investment subadviser as a whole and those specific to portfolio management, support and trading functions anticipated to be servicing the Fund. The trustees discussed with the investment adviser and the investment subadviser the resources available in managing the Fund. The trustees also discussed certain other services which are to be provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services to be provided by the investment adviser and the investment subadviser support its decision to approve the investment advisory agreement and the investment subadvisory agreement.

Projected Fees and Expenses of the Fund. The Board of Trustees reviewed the projected fees and expenses of the Fund compared to its peers. The trustees discussed with the investment adviser and the investment subadviser the performance goals in managing the Fund. When considering a fund’s performance, the trustees and management place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance). The trustees discussed with the investment adviser and the investment subadviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser, the investment subadviser and others in the marketplace. The trustees reviewed not only the advisory fees but other projected fees and expenses (whether payable to the adviser, its affiliates or others) and the Fund’s overall projected expense ratio. The Board has determined that the projected fees and expenses of the Fund support its decision to approve the investment advisory agreement and the investment subadvisory agreement.

Investment Adviser’s and Investment Subadviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees expect to review the investment adviser’s and the investment subadviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the investment subadviser and the profitability of the investment adviser and the investment subadviser. These profitability reports are put together by management with the oversight of the Board. The Board has determined that the analysis of the expenses and projected profitability of the investment adviser and the investment subadviser support its decision to approve the investment advisory agreement and the investment subadvisory agreement.

Economies of Scale. The Board of Trustees considered the projected size of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. The trustees discussed with management how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to projected asset levels and/or whether the

9

advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the potential economies of scale of the Fund support its decision to approve the investment advisory agreement and the investment subadvisory agreement.

Other Benefits of the Relationship. The Board of Trustees considered other benefits to the investment adviser, the investment subadviser and their affiliates derived from the investment adviser’s and the investment subadviser’s relationships with the Fund and other funds advised by the investment adviser and the investment subadviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser and the investment subadviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees reviewed with management each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser, the investment subadviser or their affiliates support its decision to approve the investment advisory agreement and the investment subadvisory agreement.

10

Van Kampen O’Shaughnessy Enhanced Dividend Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)

	Number of
Description	Shares	Value

Common Stocks 95.2%
Brazil 7.5%
Banco Bradesco SA—ADR	724	$14,400
Cia Siderurgica Nacional SA—ADR	2,339	71,574
Companhia de Bebidas das Americas—ADR	328	26,981
Empresa Brasileira de Aeronautica SA—ADR (a)	882	20,233
Gerdau SA—ADR	3,779	50,790
Itau Unibanco Banco Multiplo SA—ADR	734	14,790
Tele Norte Leste Participacoes SA—ADR	1,754	32,958

		231,726

Canada 3.6%
BCE, Inc.	1,795	44,283
EnCana Corp.	130	7,489
Rogers Communications, Inc., Class B	676	19,063
TELUS Corp.	1,282	39,858

		110,693

Cayman Islands 0.4%
Seagate Technology	886	13,476

China 1.0%
China Mobile Ltd.—ADR	290	14,242
PetroChina Co., Ltd.—ADR	144	16,380

		30,622

Colombia 0.3%
Ecopetrol SA—ADR	270	7,719

France 5.5%
AXA SA—ADR	1,579	42,712
France Telecom SA—ADR	3,318	89,320
Total SA—ADR	650	38,519

		170,551

Germany 9.1%
Allianz SE—ADR	4,560	56,909
BASF SE—ADR	637	33,761
Daimler AG	804	40,449
Deutsche Bank AG	605	46,446
Deutsche Lufthansa AG—ADR	2,252	40,423
Deutsche Telekom AG—ADR	4,671	63,806

		281,794

Greece 1.0%
Hellenic Telecommunications Organization SA—ADR	3,580	29,929

Hong Kong 0.9%
CNOOC, Ltd.—ADR	206	27,899

Ireland 0.7%
CRH PLC—ADR	828	22,969

11
See Notes to Financial Statements

Van Kampen O’Shaughnessy Enhanced Dividend Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Italy 2.8%
ENI SpA—ADR	1,490	$74,276
Telecom Italia SpA—ADR	722	12,657

		86,933

Japan 1.8%
Nintendo Co., Ltd.—ADR	978	30,876
Nissan Motor Co., Ltd.—ADR (a)	1,955	26,060

		56,936

Luxembourg 0.8%
ArcelorMittal	668	24,809

Mexico 1.1%
America Movil SAB de CV—ADR	525	23,011
Telefonos de Mexico SAB de CV—ADR	643	11,214

		34,225

Netherlands 1.1%
Koninklijke Philips Electronics NV	1,423	34,664

Norway 0.8%
StatoilHydro ASA—ADR	1,153	25,989

Portugal 2.1%
Portugal Telecom SGPS SA—ADR	6,103	64,753

Republic of China (Taiwan) 2.4%
AU Optronics Corp.—ADR	4,120	39,882
Chunghwa Telecom Co., Ltd.—ADR	1,192	21,496
Taiwan Semiconductor Manufacturing Co., Ltd.—ADR	1,092	11,968

		73,346

Republic of Korea (South Korea) 0.7%
KB Financial Group, Inc.—ADR (a)	241	12,404
SK Telecom Co., Ltd.—ADR	526	9,179

		21,583

Russia 1.7%
Mobile TeleSystems—ADR	1,076	51,938

South Africa 0.4%
Sasol Ltd.—ADR	346	13,189

Spain 4.1%
Banco Santander SA—ADR	3,797	61,321
Repsol YPF SA—ADR	1,043	28,328
Telefonica SA—ADR	435	36,066

		125,715

Switzerland 0.5%
Tyco Electronics Ltd.	687	15,306

12
See Notes to Financial Statements

Van Kampen O’Shaughnessy Enhanced Dividend Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

United Kingdom 9.7%
AstraZeneca PLC—ADR	700	$31,465
BAE Systems PLC—ADR	1,069	23,946
Barclays PLC—ADR (a)	1,887	44,609
BP PLC—ADR	1,177	62,652
GlaxoSmithKline PLC—ADR	246	9,719
Rio Tinto PLC—ADR	137	23,330
Royal Dutch Shell PLC—ADR	721	41,234
Vodafone Group PLC—ADR	2,779	62,527

		299,482

United States 35.2%
Aflac, Inc.	234	10,001
Alcoa, Inc.	1,511	19,824
Altria Group, Inc.	1,496	26,644
AT&T, Inc.	2,692	72,711
Bristol-Myers Squibb Co.	1,832	41,257
Capital One Financial Corp.	631	22,546
Chevron Corp.	385	27,116
ConocoPhillips	689	31,115
Dow Chemical Co.	1,138	29,668
Du Pont (E.I.) de Nemours & Co.	664	21,341
Eastman Chemical Co.	175	9,369
Eli Lilly & Co.	1,171	38,678
General Electric Co.	741	12,167
Harley-Davidson, Inc.	936	21,528
Hartford Financial Services Group, Inc.	935	24,778
Honeywell International, Inc.	633	23,516
Intel Corp.	574	11,233
International Paper Co.	1,908	42,415
Limited Brands, Inc.	1,398	23,752
Macy’s, Inc.	687	12,565
MeadWestvaco Corp.	756	16,866
Merck & Co., Inc.	1,275	40,328
Newell Rubbermaid, Inc.	1,109	17,400
Norfolk Southern Corp.	312	13,450
Northrop Grumman Corp.	401	20,752
Pfizer, Inc.	2,313	38,280
PNC Financial Services Group, Inc.	276	13,411
Qwest Communications International, Inc.	16,391	62,450
Regions Financial Corp.	2,555	15,867
Reynolds American, Inc.	1,517	67,537
R.R. Donnelley & Sons Co.	1,134	24,109
Sara Lee Corp.	1,572	17,512
Southern Copper Corp.	1,321	40,541
Starwood Hotels & Resorts Worldwide, Inc.	507	16,746
Sysco Corp.	947	23,533
Textron, Inc.	450	8,541
U.S. Bancorp	1,086	23,740

13
See Notes to Financial Statements

Van Kampen O’Shaughnessy Enhanced Dividend Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

United States (Continued)
Valero Energy Corp.	1,095	$21,232
Verizon Communications, Inc.	1,455	44,043
Waste Management, Inc.	812	24,214
Wells Fargo & Co.	589	16,598

		1,089,374

Total Long-Term Investments 95.2% (Cost $2,613,543)		2,945,620

Repurchase Agreements 9.2%
Banc of America Securities ($67,887 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.04%, dated 09/30/09, to be sold on 10/01/09 at $67,887)		67,887
JPMorgan Chase & Co. ($204,694 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 09/30/09, to be sold on 10/01/09 at $204,694)		204,694
State Street Bank & Trust Co. ($11,419 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 09/30/09, to be sold on 10/01/09 at $11,419)		11,419

Total Repurchase Agreements 9.2% (Cost $284,000)		284,000

Total Investments 104.4% (Cost $2,897,543)		3,229,620

Liabilities in Excess of Other Assets (4.4%)		(136,023)

Net Assets 100.0%		$3,093,597

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

ADR—American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

14
See Notes to Financial Statements

Van Kampen O’Shaughnessy Enhanced Dividend Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
		Other
		Significant	Significant
	Quoted	Observable	Unobservable		Percent of
Investments	Prices	Inputs	Inputs	Total	Net Assets

Investments in an Asset Position
Common Stocks
Integrated Telecommunication Service	$625,542	$—	$—	$625,542	20.2%
Integrated Oil & Gas	366,517	—	—	366,517	11.8
Diversified Banks	234,309	—	—	234,309	7.6
Pharmaceuticals	199,728	—	—	199,728	6.5
Wireless Telecommunication Services	179,961	—	—	179,961	5.8
Steel	147,173	—	—	147,173	4.8
Multi-Line Insurance	124,398	—	—	124,398	4.0
Tobacco	94,181	—	—	94,181	3.0
Diversified Chemicals	94,139	—	—	94,139	3.0
Aerospace & Defense	88,446	—	—	88,446	2.9
Automobile Manufacturers	66,509	—	—	66,509	2.2
Diversified Metals & Mining	63,871	—	—	63,871	2.1
Paper Products	59,281	—	—	59,281	1.9
Industrial Conglomerates	55,373	—	—	55,373	1.8
Airlines	40,423	—	—	40,423	1.3
Electronic Equipment Manufacturers	39,882	—	—	39,882	1.3
Oil & Gas Exploration & Production	35,388	—	—	35,388	1.1
Home Entertainment Software	30,876	—	—	30,876	1.0
Regional Banks	29,277	—	—	29,277	0.9
Brewers	26,981	—	—	26,981	0.9
Environmental & Facilities Services	24,214	—	—	24,214	0.8
Commercial Printing	24,109	—	—	24,109	0.8
Apparel Retail	23,752	—	—	23,752	0.8
Food Distributors	23,533	—	—	23,533	0.8
Semiconductors	23,202	—	—	23,202	0.8
Construction Materials	22,969	—	—	22,969	0.7
Consumer Finance	22,546	—	—	22,546	0.7
Motorcycle Manufacturers	21,528	—	—	21,528	0.7
Oil & Gas Refining & Marketing	21,232	—	—	21,232	0.7
Aluminum	19,824	—	—	19,824	0.6
Packaged Foods & Meats	17,512	—	—	17,512	0.6
Housewares & Specialties	17,400	—	—	17,400	0.6
Hotels, Resorts & Cruise Lines	16,746	—	—	16,746	0.5
Electronic Manufacturing Services	15,306	—	—	15,306	0.5
Computer Storage & Peripherals	13,476	—	—	13,476	0.4
Railroads	13,450	—	—	13,450	0.4
Department Stores	12,565	—	—	12,565	0.4
Life & Health Insurance	10,001	—	—	10,001	0.3
Repurchase Agreements	—	284,000	—	284,000	9.2

Total Investments in an Asset Position	$2,945,620	$284,000	$—	$3,229,620	104.4%

15
See Notes to Financial Statements

Van Kampen O’Shaughnessy Enhanced Dividend Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2009 (Unaudited)

Assets:
Total Investments (Cost $2,897,543)	$3,229,620
Cash	722
Receivables:
Investments Sold	174,437
Fund Shares Sold	157,776
Expense Reimbursement from Adviser	27,562
Dividends	7,876
Unamortized Offering Costs	83,058
Other	1,849

Total Assets	3,682,900

Liabilities:
Payables:
Investments Purchased	463,372
Offering Expense	57,507
Distributor and Affiliates	7,280
Trustees’ Deferred Compensation and Retirement Plans	1,677
Accrued Expenses	59,467

Total Liabilities	589,303

Net Assets	$3,093,597

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$2,721,194
Net Unrealized Appreciation	332,081
Accumulated Net Realized Gain	42,629
Accumulated Undistributed Net Investment Income	(2,307)

Net Assets	$3,093,597

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $1,222,593 and 94,416 shares of beneficial interest issued and outstanding)	$12.95
Maximum sales charge (5.75%* of offering price)	0.79

Maximum offering price to public	$13.74

Class B Shares:
Net asset value and offering price per share (Based on net assets of $180,916 and 13,962 shares of beneficial interest issued and outstanding)	$12.96

Class C Shares:
Net asset value and offering price per share (Based on net assets of $1,300,231 and 100,341 shares of beneficial interest issued and outstanding)	$12.96

Class I Shares:
Net asset value and offering price per share (Based on net assets of $260,365 and 20,114 shares of beneficial interest issued and outstanding)	$12.94

Class R Shares:
Net asset value and offering price per share (Based on net assets of $129,492 and 10,000 shares of beneficial interest issued and outstanding)	$12.95

*	On sales of $50,000 or more, the sales charge will be reduced.

16
See Notes to Financial Statements

Van Kampen O’Shaughnessy Enhanced Dividend Fund
Financial Statements  continued

Statement of Operations
For the Period April 30, 2009 (Commencement of Operations) to September 30, 2009 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $1,769)	$23,503
Interest	47

Total Income	23,550

Expenses:
Offering	59,942
Reports to Shareholders	21,808
Professional Fees	18,394
Registration Fees	16,641
Accounting and Administrative Expenses	14,510
Custody	9,631
Transfer Agent Fees	7,449
Investment Advisory Fee	5,590
Trustees’ Fees and Related Expenses	5,356
Distribution (12b-1) and Service Fees
Class A	649
Class B	421
Class C	1,619
Class R	240
Other	5,209

Total Expenses	167,459
Expense Reduction	156,766

Net Expenses	10,693

Net Investment Income	$12,857

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$42,632
Foreign Currency Transactions	(3)

Net Realized Gain	42,629

Unrealized Appreciation/Depreciation:
Beginning of the Period	-0-

End of the Period:
Investments	332,077
Foreign Currency Translation	4

Net Unrealized Appreciation During the Period	332,081

Net Realized and Unrealized Gain	$374,710

Net Increase in Net Assets From Operations	$387,567

17
See Notes to Financial Statements

Van Kampen O’Shaughnessy Enhanced Dividend Fund
Financial Statements  continued

Statement of Changes in Net Assets (Unaudited)

For the Period
April 30, 2009
(Commencement of
Operations) to
September 30, 2009

From Investment Activities:
Operations:
Net Investment Income	$12,857
Net Realized Gain	42,629
Net Unrealized Appreciation During the Period	332,081

Change in Net Assets from Operations	387,567

Distributions from Net Investment Income:
Class A Shares	(7,272)
Class B Shares	(1,056)
Class C Shares	(3,084)
Class I Shares	(2,700)
Class R Shares	(1,052)

Total Distributions	(15,164)

Net Change in Net Assets from Investment Activities	372,403

From Capital Transactions:
Proceeds from Shares Sold	2,757,918
Net Asset Value of Shares Issued Through Dividend Reinvestment	8,943
Cost of Shares Repurchased	(45,667)

Net Change in Net Assets from Capital Transactions	2,721,194

Total Increase in Net Assets	3,093,597

Net Assets:
Beginning of the Period	-0-

End of the Period (Including accumulated undistributed net investment income of $(2,307))	$3,093,597

18
See Notes to Financial Statements

Van Kampen O’Shaughnessy Enhanced Dividend Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

April 30, 2009
(Commencement of
Operations) to
Class A Shares	September 30, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.11
Net Realized and Unrealized Gain	2.96

Total from Investment Operations	3.07
Less Distributions from Net Investment Income	0.12

Net Asset Value, End of the Period	$12.95

Total Return* (b)	30.81% **
Net Assets at End of the Period (In millions)	$1.2
Ratio of Expenses to Average Net Assets*	1.50%
Ratio of Net Investment Income to Average Net Assets*	2.19%
Portfolio Turnover	91% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	25.46%
Ratio of Net Investment Loss to Average Net Assets	(21.77% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 0.25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

19
See Notes to Financial Statements

Van Kampen O’Shaughnessy Enhanced Dividend Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

April 30, 2009
(Commencement of
Operations) to
Class B Shares	September 30, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.10
Net Realized and Unrealized Gain	2.95

Total from Investment Operations	3.05
Less Distributions from Net Investment Income	0.09

Net Asset Value, End of the Period	$12.96

Total Return* (b) (c)	30.54% **
Net Assets at End of the Period (In millions)	$0.2
Ratio of Expenses to Average Net Assets* (c)	2.00%
Ratio of Net Investment Income to Average Net Assets* (c)	1.99%
Portfolio Turnover	91% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	29.81%
Ratio of Net Investment Loss to Average Net Assets (c)	(25.82% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Note 5).

20
See Notes to Financial Statements

Van Kampen O’Shaughnessy Enhanced Dividend Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

April 30, 2009
(Commencement of
Operations) to
Class C Shares	September 30, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.07
Net Realized and Unrealized Gain	2.97

Total from Investment Operations	3.04
Less Distributions from Net Investment Income	0.08

Net Asset Value, End of the Period	$12.96

Total Return* (b)	30.42% **
Net Assets at End of the Period (In millions)	$1.3
Ratio of Expenses to Average Net Assets*	2.25%
Ratio of Net Investment Income to Average Net Assets*	1.36%
Portfolio Turnover	91% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	24.94%
Ratio of Net Investment Loss to Average Net Assets	(21.33% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

21
See Notes to Financial Statements

Van Kampen O’Shaughnessy Enhanced Dividend Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

April 30, 2009
(Commencement of
Operations) to
Class I Shares	September 30, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.14
Net Realized and Unrealized Gain	2.93

Total from Investment Operations	3.07
Less Distributions from Net Investment Income	0.13

Net Asset Value, End of the Period	$12.94

Total Return* (b)	30.87% **
Net Assets at End of the Period (In millions)	$0.3
Ratio of Expenses to Average Net Assets*	1.25%
Ratio of Net Investment Income to Average Net Assets*	2.85%
Portfolio Turnover	91% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	30.75%
Ratio of Net Investment Loss to Average Net Assets	(26.65% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

22
See Notes to Financial Statements

Van Kampen O’Shaughnessy Enhanced Dividend Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

April 30, 2009
(Commencement of
Operations) to
Class R Shares	September 30, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.11
Net Realized and Unrealized Gain	2.95

Total from Investment Operations	3.06
Less Distributions from Net Investment Income	0.11

Net Asset Value, End of the Period	$12.95

Total Return* (b)	30.65% **
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets*	1.75%
Ratio of Net Investment Income to Average Net Assets*	2.32%
Portfolio Turnover	91% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	31.01%
Ratio of Net Investment Loss to Average Net Assets	(26.94% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return includes combined Rule 12b-1 fees and service fees of up to 0.50% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

23
See Notes to Financial Statements

Van Kampen O’Shaughnessy Enhanced Dividend Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen O’Shaughnessy Enhanced Dividend Fund (the “Fund”) is organized as a series of the Van Kampen Partners Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek long-term capital appreciation and income. The Fund commenced investment operations on April 30, 2009. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Listed and unlisted securities for which the last sale price is available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

24

Van Kampen O’Shaughnessy Enhanced Dividend Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries

25

Van Kampen O’Shaughnessy Enhanced Dividend Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states.
At September 30, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$2,901,744

Gross tax unrealized appreciation	$347,567
Gross tax unrealized depreciation	(19,691)

Net tax unrealized appreciation on investments	$327,876

F. Distribution of Income and Gains The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

G. Foreign Currency Translation and Foreign Investments Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Unrealized gains and losses on investments resulting from changes in exchange rates and the unrealized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on investments resulting from changes in exchange rates and the realized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency transactions on the Statement of Operations.

H. Offering Costs Offering costs are amortized, on a straight-line basis, over a twelve month period.

I. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through November 20, 2009, the date the financial statements were effectively issued. Management has determined that other than the event described in Note 7, there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

26

Van Kampen O’Shaughnessy Enhanced Dividend Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of 0.90% of the average daily net assets of the Fund.
The Adviser has entered into a subadvisory agreement with O’Shaughnessy Asset Management, LLC (the “Subadviser”). The Subadviser provides the Fund with investment advisory services subject to the overall supervision of the Adviser and the Fund’s officers and trustees. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.
The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 1.50%, 2.00%, 2.25%, 1.25%, and 1.75% for Classes A, B, C, I, and R Shares, respectively. The fee waivers or expense reimbursements are voluntary. After April 30, 2010, they can be discontinued at any time. For the period ended September 30, 2009, the Adviser waived or reimbursed approximately $156,800 of advisory fees or other expenses.
For the period ended September 30, 2009, the Fund recognized expenses of approximately $1,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the period ended September 30, 2009, the Fund recognized expenses of approximately $14,300 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended September 30, 2009, the Fund recognized expenses of approximately $6,800 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $1,800 are included in “Other” assets on the Statement of Assets and Liabilities at September 30, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year

27

Van Kampen O’Shaughnessy Enhanced Dividend Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the period ended September 30, 2009, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, totaling $181.
For the period ended September 30, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $2,800. There were no contingent deferred sales charges (CDSC) on redeemed shares. Sales charges do not represent expenses of the Fund.
At September 30, 2009, Morgan Stanley Investment Management, Inc., an affiliate of the Adviser, owned 10,000 shares of Class A, 10,000 shares of Class B, 10,000 shares of Class C, 10,000 shares of Class I, and 10,000 shares of Class R.

3. Capital Transactions
For the period ended September 30, 2009, transactions were as follows:

	For The
	Period Ended
	September 30, 2009
	Shares	Value

Sales:
Class A	97,323	$1,107,938
Class B	14,143	147,752
Class C	100,296	1,202,228
Class R	20,000	200,000
Class I	10,000	100,000

Total Sales	241,762	$2,757,918

Dividend Reinvestment:
Class A	413	$5,071
Class B	15	190
Class C	187	2,330
Class R	114	1,352
Class I	-0-	-0-

Total Dividend Reinvestment	729	$8,943

Repurchases:
Class A	(3,320)	$(41,430)
Class B	(196)	(2,482)
Class C	(142)	(1,755)
Class R	-0-	-0-
Class I	-0-	-0-

Total Repurchases	(3,658)	$(45,667)

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $3,984,355 and $1,412,623, respectively.

28

Van Kampen O’Shaughnessy Enhanced Dividend Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

5. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $800 and $1,400 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

6. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Subsequent Event
On October 19, 2009, Morgan Stanley & Co., Inc., the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. The transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

29

Van Kampen O’Shaughnessy Enhanced Dividend Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Investment Subadviser
O’Shaughnessy Asset Management, LLC
6 Suburban Avenue
Stamford, CT 06901

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Deloitte and Touche
111 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

30

Your Notes

Your Notes

Your Notes

Van Kampen O’Shaughnessy Enhanced Dividend Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen O’Shaughnessy Enhanced Dividend Fund
An Important Notice Concerning Our
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•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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An Important Notice Concerning Our
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parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen O’Shaughnessy Enhanced Dividend Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

746, 846, 946, 691, 576
OSEDSAN 11/09
IU09-05012P-Y09/09

SEMIANNUAL REPORT

September 30, 2009

MUTUAL FUNDS Van Kampen O’Shaughnessy Global Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen O’Shaughnessy Global Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of September 30, 2009.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 9/30/09

	A Shares		B Shares		C Shares		I Shares	R Shares
	since 4/30/09		since 4/30/09		since 4/30/09		since 4/30/09	since 4/30/09
		w/max		w/max		w/max
	w/o	5.75%	w/o	5.00%	w/o	1.00%	w/o	w/o
Average Annual	sales	sales	sales	sales	sales	sales	sales	sales
Total Returns	charges	charge	charges	charge	charges	charge	charges	charges

Since Inception	31.30%	23.75%	31.00%	26.00%	31.20%	30.20%	31.40%	31.10%

Gross Expense Ratio	1.99%		2.74%		2.74%		1.74%	2.24%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please call us at 1-800-847-2424 or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The expense ratio is estimated for the fund’s current fiscal year.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1 million, (ii) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1 million, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Class R shares are available for purchase by investors through or in tax exempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, non-qualified deferred compensation plans, and employer sponsored 403(b) plans). Class R shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R shares is up to 0.50 percent. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower. Periods of less than one year are not annualized.

The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The term “free float” represents the portion of shares that is outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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Fund Report
For the period since inception through September 30, 2009

Market Conditions

Equity markets continued to advance during the period, as the economy tried to shrug off the worst recession it had seen in over seven decades. Most major market indexes posted double-digit returns for the period, extending the rally from earlier in the year. The seven-month rally pushed the MSCI All Country World Index up nearly 69 percent (in U.S. dollars) from a low on March 9, 2009. The financials sector led during the period, with securities in the commercial banks and insurance industries continuing to surge. The materials, industrials and information technology sectors were also among the top performers for the period.

Performance Analysis

All share classes of Van Kampen O’Shaughnessy Global Fund outperformed the MSCI All Country World Index (the “Index”) for the period since inception (April 30, 2009) through September 30, 2009, assuming no deduction of applicable sales charges.

Total returns for the period since inception through September 30, 2009

					MSCI All Country
Class A	Class B	Class C	Class I	Class R	World Index

31.30%	31.00%	31.20%	31.40%	31.10%	28.88%

The performance for the five share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Our quantitative approach for the Fund focuses on metrics such as low price-to-sales ratio, low price-to-cash flow ratio, high dividend yield and high stock price momentum. According to our research, history has shown that these types of metrics have been among the best ways to identify those stocks that are most likely to outperform the market over the long term. Our emphasis on these characteristics has historically allowed us to profit from the behavior of other investors, who we believe routinely misprice stocks.

The Fund’s outperformance relative to the Index during the period was driven primarily by the following:

•	Positions in Turkey, Poland and the Netherlands were generally beneficial to performance for the period.

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•	Positions in the financials sector, an underweight for the Fund, were among the top relative performers during the period. Positions in the commercial banks and insurance industries generally benefited from the rally.

•	Performance was also boosted by positions in the materials sector, as metals and mining industry holdings were strong performers.

•	Allocations in the industrials sector also had a positive impact on performance relative to the Index for the period.

Although the Fund outperformed the Index, there were areas that detracted from overall performance:

•	Positions in the United States, South Korea and the United Kingdom generally held back performance for the period.

•	Positions in the consumer discretionary sector also dampened performance. Within the sector, positions in the specialty retail industry and in the hotels, restaurants and leisure industry performed poorly overall.

•	Positions in the consumer staples sector were detrimental to relative performance.

•	An overweight position in the telecommunication services sector lagged relative to the Index for the period, but individual holdings outperformed during the period.

Market Outlook

With three quarters of the year behind us, we will not presume to predict the market’s direction for the remainder of the year or claim which segments of the market will outperform in the short term. However, we continue to believe that by making disciplined investments in companies with certain value and growth characteristics that have historically led to outperformance, we will add value over the long term. This unwavering approach and faith in our research has been successful in the past, and we steadfastly believe that we will be rewarded for this discipline going forward.

We look forward to the opportunity to serve our shareholders.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

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Top 10 Holdings as of 9/30/09 (Unaudited)

KGHM Polska Miedz SA	2.2%
Tupras-Turkiye Petrol Rafinerileri AS	2.1
Telkom South Africa Ltd.	1.8
Turk Hava Yollari Anonim Ortakligi	1.7
France Telecom SA—ADR	1.4
Tui Travel PLC	1.4
ING Groep NV	1.3
DnB NOR ASA	1.3
Deutsche Telekom AG	1.1
Enel SpA	1.1

Summary of Investments by Country Classification as of 9/30/09 (Unaudited)

United States	26.1%
Japan	9.0
United Kingdom	6.2
Turkey	5.7
Germany	5.0
Australia	4.7
Italy	3.9
Canada	3.2
Greece	3.1
Belgium	3.1
France	3.0
Finland	2.6
Poland	2.5
South Africa	2.2
Netherlands	2.2
Sweden	2.0
Republic of Korea (South Korea)	2.0
Israel	1.4
Brazil	1.4
Norway	1.3
Luxembourg	1.1
Singapore	1.0
Denmark	0.8
Egypt	0.8
Austria	0.8
Hungary	0.8
China	0.8
Liberia	0.6
Spain	0.5
Switzerland	0.4

Total Long-Term Investments	98.2
Total Repurchase Agreements	1.6

Total Investments	99.8
Foreign Currency	0.2
Other Assets in Excess of Liabilities	0.0 *

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. All percentages are as a percentage of net assets. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the countries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

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For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

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Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/09 - 9/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/09	9/30/09	4/1/09-9/30/09

Class A
Actual	$1,000.00	$1,313.00	$7.27
Hypothetical	1,000.00	1,017.55	7.59
(5% annual return before expenses)
Class B
Actual	1,000.00	1,310.00	9.25
Hypothetical	1,000.00	1,015.49	9.65
(5% annual return before expenses)
Class C
Actual	1,000.00	1,312.00	7.85
Hypothetical	1,000.00	1,016.95	8.19
(5% annual return before expenses)
Class I
Actual	1,000.00	1,314.00	6.06
Hypothetical	1,000.00	1,018.80	6.33
(5% annual return before expenses)
Class R
Actual	1,000.00	1,311.00	8.48
Hypothetical	1,000.00	1,016.29	8.85
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, 1.91%, 1.62%, 1.25% and 1.75% for Class A, B, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period) except for “Actual” information which reflects the period from Commencement of Operations through September 30, 2009. These expense ratios reflect an expense waiver. The expense ratio for Class B and Class C Shares reflect actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

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Investment Advisory Agreement Approval

The Investment Company Act of 1940 requires that the investment advisory agreement between the Fund and its investment adviser and the subadvisory agreement between the investment adviser and the investment subadviser be approved both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At a meeting held on January 6, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement and the investment subadvisory agreement are fair and reasonable and approved the investment advisory agreement and the investment subadvisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser and the investment subadviser at the request of the Board and Fund counsel, relating to the investment advisory and investment-subadvisory agreement review process. The Board also considered information received about the model portfolio, the investment strategy, portfolio management team and projected fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement and the investment subadvisory agreement, and the trustees held sessions both with management and separate from management in reviewing and considering the investment advisory agreement and the investment subadvisory agreement.

In approving the investment advisory agreement and the investment subadvisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services to be provided by the investment adviser and the investment subadviser, the projected fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s and the investment subadviser’s projected expenses in providing the services and the projected profitability of the investment adviser and the investment subadviser. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser or investment subadviser are to be shared with the Fund’s shareholders. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and the investment subadviser and their affiliates may derive from their relationship with the Fund. The Board of Trustees discussed the financial strength of the investment adviser, the investment subadviser and their affiliated companies and the capability of the personnel of the investment adviser and the investment subadviser, and specifically the strength and background of their portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business

8

judgment, that approval of the investment advisory agreement and the investment subadvisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services to be Provided. The Board of Trustees considered the roles and responsibilities of the investment adviser and the investment subadviser as a whole and those specific to portfolio management, support and trading functions anticipated to be servicing the Fund. The trustees discussed with the investment adviser and the investment subadviser the resources available in managing the Fund. The trustees also discussed certain other services which are to be provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services to be provided by the investment adviser and the investment subadviser support its decision to approve the investment advisory agreement and the investment subadvisory agreement.

Projected Fees and Expenses of the Fund. The Board of Trustees reviewed the projected fees and expenses of the Fund compared to its peers. The trustees discussed with the investment adviser and the investment subadviser the performance goals in managing the Fund. When considering a fund’s performance, the trustees and management place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance). The trustees discussed with the investment adviser and the investment subadviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser, the investment subadviser and others in the marketplace. The trustees reviewed not only the advisory fees but other projected fees and expenses (whether payable to the adviser, its affiliates or others) and the Fund’s overall projected expense ratio. The Board has determined that the projected fees and expenses of the Fund support its decision to approve the investment advisory agreement and the investment subadvisory agreement.

Investment Adviser’s and Investment Subadviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees expect to review the investment adviser’s and the investment subadviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the investment subadviser and the profitability of the investment adviser and the investment subadviser. These profitability reports are put together by management with the oversight of the Board. The Board has determined that the analysis of the expenses and projected profitability of the investment adviser and the investment subadviser support its decision to approve the investment advisory agreement and the investment subadvisory agreement.

Economies of Scale. The Board of Trustees considered the projected size of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. The trustees discussed with management how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to projected asset levels and/or whether the

9

advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the potential economies of scale of the Fund support its decision to approve the investment advisory agreement and the investment subadvisory agreement.

Other Benefits of the Relationship. The Board of Trustees considered other benefits to the investment adviser, the investment subadviser and their affiliates derived from the investment adviser’s and the investment subadviser’s relationships with the Fund and other funds advised by the investment adviser and the investment subadviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser and the investment subadviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees reviewed with management each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser, the investment subadviser or their affiliates support its decision to approve the investment advisory agreement and the investment subadvisory agreement.

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Van Kampen O’Shaughnessy Global Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)

	Number of
Description	Shares	Value

Common Stocks 96.8%
Australia 4.7%
Australia and New Zealand Banking Group Ltd.	837	$18,010
BlueScope Steel Ltd.	5,222	13,498
David Jones Ltd.	6,124	31,551
JB Hi-Fi Ltd.	2,353	41,226
National Australia Bank Ltd.	785	21,302
Telstra Corp., Ltd.	10,318	29,765
Wesfarmers Ltd.	1,723	40,266

		195,618

Austria 0.8%
Voestalpine AG	933	33,300

Belgium 3.1%
Belgacom SA	519	20,217
Delhaize Group	247	17,147
Dexia SA (a)	4,765	43,929
KBC Groep NV (a)	518	26,019
Mobistar SA	315	21,799

		129,111

Brazil 0.9%
Centrais Eletricas Brasileiras SA—ADR	1,269	17,614
Companhia Energetica de Minas Gerais—ADR	645	9,804
Tele Norte Leste Participacoes SA—ADR	498	9,357

		36,775

Canada 3.2%
Canadian Oil Sands Trust	769	22,086
InterOil Corp. (a)	388	15,240
Metro, Inc., Class A	674	22,027
Penn West Energy Trust	2,058	32,599
TELUS Corp.	542	16,851
Thomson Renters Corp.	654	21,955

		130,758

China 0.8%
Weichai Power Co., Ltd.	6,000	31,626

Denmark 0.8%
DS Norden	900	33,969

Egypt 0.8%
Orascom Construction Industries—GDR	800	33,600

Finland 2.6%
Metso Corp. Oyj	1,598	44,968
Neste Oil Oyj	1,264	23,343
Rautaruukki Oyj	1,654	39,694

		108,005

11
See Notes to Financial Statements

Van Kampen O’Shaughnessy Global Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

France 3.0%
France Telecom SA—ADR	2,110	$56,801
Renault SA (a)	913	42,573
Vivendi	820	25,373

		124,747

Germany 5.0%
Commerzbank AG (a)	2,955	37,469
Deutsche Bank AG	416	31,926
Deutsche Lufthansa AG	1,434	25,412
Deutsche Telekom AG	3,357	45,833
RWE AG	111	10,310
Suedzucker AG	1,752	35,509
ThyssenKrupp AG	528	18,180

		204,639

Greece 3.1%
Alpha Bank AE (a)	1,908	35,180
EFG Eurobank Ergasias SA (a)	1,372	21,583
OPAP SA	1,431	36,897
Piraeus Bank SA (a)	1,963	36,395

		130,055

Hungary 0.8%
Magyar Telekom Telecommunications PLC—ADR	1,472	32,384

Israel 1.4%
Bank Hapoalim BM (a)	4,233	15,060
Bank Leumi Le (a)	4,609	17,682
Cellcom Israel Ltd.	828	25,196

		57,938

Italy 3.9%
Ansaldo STS SpA	1,508	30,872
Enel SpA	7,204	45,726
ENI SpA	938	23,444
Intesa Sanpaolo (a)	5,304	23,460
UniCredit SpA (a)	9,194	35,922

		159,424

Japan 9.0%
FamilyMart Co., Ltd.	400	12,878
Fast Retailing Co., Ltd.	200	25,310
Fujikura Ltd.	3,000	14,705
GS Yuasa Corp.	5,000	45,675
Iseki & Co., Ltd. (a)	5,000	20,108
K’s Holdings Corp.	800	26,826
Net One Systems Co., Ltd.	13	19,551
NHK Spring Co., Ltd.	2,000	16,510
Nippon Paper Group, Inc.	500	14,427
Nippon Sharyo Ltd.	3,000	19,317
Nippon Telegraph & Telephone Corp.	480	22,245
Nippon Telegraph & Telephone Corp.—ADR	1	23

12
See Notes to Financial Statements

Van Kampen O’Shaughnessy Global Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Japan (Continued)
Nitori Co., Ltd.	250	$21,306
NTT DoCoMo, Inc.—ADR	1,137	18,033
Pigeon Corp.	600	23,862
Point, Inc.	210	13,896
Tokai Rika Co., Ltd.	800	14,357
Toyo Suisan Kaisha Ltd.	1,000	27,071
Toyoda Gosei Co., Ltd.	500	14,621

		370,721

Liberia 0.6%
Excel Maritime Carriers Ltd. (a)	3,450	22,942

Luxembourg 1.1%
Evraz Group SA—GDR (a)	1,750	45,587

Netherlands 2.2%
Aegon NV (a)	3,971	33,709
ING Groep NV (a)	3,094	55,237

		88,946

Norway 1.3%
DnB NOR ASA (a)	4,742	54,923

Poland 2.5%
KGHM Polska Miedz SA	3,088	92,959
Telekomunikacja Polska SA	1,845	10,157

		103,116

Republic of Korea (South Korea) 2.0%
Hanwha Chem Corp.	2,450	26,616
Korea Zinc Co., Ltd.	109	16,236
LG Corp.	214	14,348
LG Telecom Ltd.	1,340	9,678
SK Telecom Co., Ltd.	48	7,435
S-Oil Corp.	169	8,936

		83,249

Singapore 1.0%
Singapore Airlines Ltd.	2,000	19,565
Wilmar International Ltd.	5,000	22,433

		41,998

South Africa 2.2%
Massmart Holdings Ltd.	768	9,009
Shoprite Holdings Ltd.	1,234	10,185
Telkom South Africa Ltd.	12,581	72,384

		91,578

Spain 0.5%
Banco Santander SA	1,327	21,361

13
See Notes to Financial Statements

Van Kampen O’Shaughnessy Global Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Sweden 2.0%
Boliden AB	1,919	$20,618
Skandinaviska Enskilda Banken AB, Class A (a)	1,205	8,124
Swedbank AB, Class A (a)	2,488	23,733
Volvo AB, Class B	3,433	31,762

		84,237

Switzerland 0.4%
Swisscom AG	50	17,888

Turkey 5.7%
Tupras-Turkiye Petrol Rafinerileri AS	5,170	85,702
Turk Hava Yollari Anonim Ortakligi	26,639	69,290
Turk Telekomunikasyon AS	13,350	40,122
Turkiye Halk Bankasi AS	7,048	41,794

		236,908

United Kingdom 6.2%
Antofagasta PLC	2,059	24,992
AstraZeneca PLC	603	27,022
BP PLC—ADR	310	16,501
Home Retail Group PLC	6,074	26,394
J Sainsbury PLC	4,368	22,687
Marks & Spencer Group PLC—ADR	2,086	24,093
Misys PLC (a)	4,083	13,481
Mitchells & Butlers PLC (a)	2,878	11,945
Thomas Cook Group PLC	4,457	16,547
TUI Travel PLC	13,840	56,313
Vedanta Resources PLC	561	17,053

		257,028

United States 25.2%
3Com Corp. (a)	5,202	27,206
99 Cents Only Stores (a)	1,266	17,028
Aaron’s, Inc.	884	23,338
Aeropostale, Inc. (a)	371	16,127
Altria Group, Inc.	863	15,370
American Greetings Corp., Class A	1,950	43,485
American Italian Pasta Co., Class A (a)	1,114	30,279
Andersons, Inc.	438	15,418
AutoZone, Inc. (a)	88	12,867
Avis Budget Group, Inc. (a)	1,334	17,822
Barnes & Noble, Inc.	561	12,465
BB&T Corp.	514	14,001
Beacon Roofing Supply, Inc. (a)	1,435	22,931
Capital One Financial Corp.	378	13,506
Carter’s, Inc. (a)	917	24,484
Coca-Cola Enterprises, Inc.	1,134	24,279
Corinthian Colleges, Inc. (a)	772	14,328
Cracker Barrel Old Country Store, Inc.	452	15,549
Dollar Tree, Inc. (a)	637	31,009

14
See Notes to Financial Statements

Van Kampen O’Shaughnessy Global Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

United States (Continued)
EZCORP, Inc., Class A (a)	977	$13,346
Family Dollar Stores, Inc.	785	20,724
Foot Locker, Inc.	2,265	27,067
Gentiva Health Services, Inc. (a)	1,070	26,761
Global Cash Access Holdings, Inc. (a)	1,467	10,724
Group 1 Automotive, Inc. (a)	507	13,613
hhgregg, Inc. (a)	751	12,722
International Paper Co.	608	13,516
Jo-Ann Stores, Inc. (a)	514	13,791
Jos. A. Bank Clothiers, Inc. (a)	489	21,893
Laclede Group, Inc.	531	17,077
ManTech International Corp., Class A (a)	429	20,232
MasTec, Inc. (a)	2,034	24,713
Meritage Homes Corp. (a)	816	16,565
Oshkosh Corp. (a)	547	16,919
P.F. Chang’s China Bistro, Inc. (a)	408	13,860
Panera Bread Co., Class A (a)	434	23,870
Penske Automotive Group, Inc. (a)	1,188	22,786
Pep Boys-Manny, Moe, & Jack	1,319	12,887
Qwest Communications International, Inc.	9,557	36,412
R.R. Donnelley & Sons Co.	1,008	21,430
Reynolds American, Inc.	829	36,907
Rock-Tenn Co., Class A	559	26,334
Ross Stores, Inc.	610	29,140
Sally Beauty Holdings, Inc. (a)	2,134	15,173
Sonic Automotive, Inc., Class A (a)	1,077	11,308
Southern Copper Corp.	793	24,337
Stifel Financial Corp. (a)	455	24,979
Tetra Tech, Inc. (a)	846	22,444
United Natural Foods, Inc. (a)	770	18,418
Wal-Mart Stores, Inc.	271	13,303
World Fuel Services Corp.	527	25,333

		1,040,076

Total Common Stocks 96.8%		4,002,507

Investment Companies 0.9%
United States 0.9%
iShares MSCI ACWI Index Fund	900	36,747

Preferred Stocks 0.5%
Brazil 0.5%
Eletropaulo Metropolitana SA, Class B	1,000	20,462

Total Long-Term Investments 98.2% (Cost $3,301,790)		4,059,716

15
See Notes to Financial Statements

Van Kampen O’Shaughnessy Global Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

Description	Value

Repurchase Agreements 1.6%
Banc of America Securities ($15,777 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.04%, dated 09/30/09, to be sold on 10/01/09 at $15,777)	$15,777
JPMorgan Chase & Co. ($47,569 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 09/30/09, to be sold on 10/01/09 at $47,569)	47,569
State Street Bank & Trust Co. ($2,654 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 09/30/09, to be sold on 10/01/09 at $2,654)	2,654

Total Repurchase Agreements 1.6% (Cost $66,000)	66,000

Total Investments 99.8% (Cost $3,367,790)	4,125,716

Foreign Currency 0.2% (Cost $9,308)	9,339

Other Assets in Excess of Liabilities 0.0%	1,154

Net Assets 100.0%	$4,136,209

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

ADR—American Depositary Receipt
GDR—Global Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable		Percent of
Investments	Quoted Prices	Observable Inputs	Inputs	Total	Net Assets

Investments in an Asset Position
Common & Preferred Stocks
Agricultural Products	$57,941	$—	$—	$57,941	1.4%
Airlines	114,267	—	—	114,267	2.8

16
See Notes to Financial Statements

Van Kampen O’Shaughnessy Global Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable		Percent of
Investments	Quoted Prices	Observable Inputs	Inputs	Total	Net Assets

Apparel Retail	$133,433	$—	$—	$133,433	3.2%
Apparel, Accessories & Luxury Goods	24,484	—	—	24,484	0.6
Application Software	13,481	—	—	13,481	0.3
Auto Parts & Equipment	45,489	—	—	45,489	1.1
Automobile Manufacturers	42,573	—	—	42,573	1.0
Automotive Retail	73,461	—	—	73,461	1.8
Casinos & Gaming	36,897	—	—	36,897	0.9
Catalog Retail	26,394	—	—	26,394	0.6
Commercial Printing	21,430	—	—	21,430	0.5
Commodity Chemicals	26,616	—	—	26,616	0.6
Communications Equipment	27,206	—	—	27,206	0.7
Computer & Electronics Retail	80,773	—	—	80,773	1.9
Construction & Engineering	58,313	—	—	58,313	1.4
Construction & Farm Machinery & Heavy Trucks	119,732	—	—	119,732	2.9
Consumer Finance	26,852	—	—	26,852	0.6
Data Processing & Outsourced Services	10,724	—	—	10,724	0.3
Department Stores	55,645	—	—	55,645	1.4
Diversified Banks	481,945	—	—	481,945	11.6
Diversified Capital Markets	31,926	—	—	31,926	0.8
Diversified Metals & Mining	196,195	—	—	196,195	4.7
Education Services	14,328	—	—	14,328	0.3
Electric Utilities	93,606	—	—	93,606	2.3
Electrical Components & Equipment	60,380	—	—	60,380	1.5
Environmental & Facilities Services	22,444	—	—	22,444	0.5
Food Distributors	33,836	—	—	33,836	0.8
Food Retail	84,924	—	—	84,924	2.1
Gas Utilities	17,077	—	—	17,077	0.4
General Merchandise Stores	68,761	—	—	68,761	1.7
Health Care Services	26,761	—	—	26,761	0.7
Highways & Railtracks	30,872	—	—	30,872	0.8
Home Furnishing Retail	44,643	—	—	44,643	1.1
Homebuilding	16,565	—	—	16,565	0.4
Hotels, Resorts & Cruise Lines	72,860	—	—	72,860	1.8
Household Products	23,862	—	—	23,862	0.6
Housewares & Specialties	43,485	—	—	43,485	1.0
Hypermarkets & Super Centers	22,313	—	—	22,313	0.5
Industrial Conglomerates	54,614	—	—	54,614	1.3
Industrial Machinery	44,968	—	—	44,968	1.1
Integrated Oil & Gas	55,186	—	—	55,186	1.3
Integrated Telecommunication Services	410,440	—	—	410,440	9.9

17
See Notes to Financial Statements

Van Kampen O’Shaughnessy Global Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable		Percent of
Investments	Quoted Prices	Observable Inputs	Inputs	Total	Net Assets

Investment Banking & Brokerage	$24,980	$—	$—	$24,980	0.6%
IT Consulting & Other Services	39,783	—	—	39,783	1.0
Life & Health Insurance	33,709	—	—	33,709	0.8
Marine	56,911	—	—	56,911	1.4
Movies & Entertainment	25,373	—	—	25,373	0.6
Multi-Utilities	10,310	—	—	10,310	0.3
Oil & Gas Exploration & Production	54,685	—	—	54,685	1.3
Oil & Gas Refining & Marketing	143,314	—	—	143,314	3.5
Other Diversified Financial Services	55,237	—	—	55,237	1.3
Packaged Foods & Meats	57,349	—	—	57,349	1.4
Paper Packaging	26,334	—	—	26,334	0.6
Paper Products	27,942	—	—	27,942	0.7
Pharmaceuticals	27,022	—	—	27,022	0.7
Publishing	21,955	—	—	21,955	0.5
Regional Banks	14,001	—	—	14,001	0.3
Restaurants	65,223	—	—	65,223	1.6
Soft Drinks	24,279	—	—	24,279	0.6
Specialty Stores	41,429	—	—	41,429	1.0
Steel	104,673	45,587	—	150,260	3.6
Tobacco	52,277	—	—	52,277	1.3
Trading Companies & Distributors	22,931	—	—	22,931	0.6
Trucking	17,822	—	—	17,822	0.4
Wireless Telecommunication Services	82,141	—	—	82,141	2.0
Investment Companies
Other Diversified Financial Services	36,747	—	—	36,747	0.9
Repurchase Agreements	—	66,000	—	66,000	1.6

Total Investments in an Asset Position	$4,014,129	$111,587	$—	$4,125,716	99.8%

18
See Notes to Financial Statements

Van Kampen O’Shaughnessy Global Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2009 (Unaudited)

Assets:
Total Investments (Cost $3,367,790)	$4,125,716
Foreign Currency (Cost $9,308)	9,339
Cash	768
Receivables:
Expense Reimbursement from Adviser	28,008
Dividends	13,253
Unamortized Offering Costs	83,058
Other	1,914

Total Assets	4,262,056

Liabilities:
Payables:
Offering Expense	56,178
Distributor and Affiliates	5,879
Fund Shares Repurchased	42
Trustees’ Deferred Compensation and Retirement Plans	1,677
Accrued Expenses	62,071

Total Liabilities	125,847

Net Assets	$4,136,209

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$3,163,301
Net Unrealized Appreciation	758,434
Accumulated Net Realized Gain	157,251
Accumulated Undistributed Net Investment Income	57,223

Net Assets	$4,136,209

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $260,976 and 19,880 shares of beneficial interest issued and outstanding)	$13.13
Maximum sales charge (5.75%* of offering price)	0.80

Maximum offering price to public	$13.93

Class B Shares:
Net asset value and offering price per share (Based on net assets of $163,436 and 12,474 shares of beneficial interest issued and outstanding)	$13.10

Class C Shares:
Net asset value and offering price per share (Based on net assets of $140,979 and 10,746 shares of beneficial interest issued and outstanding)	$13.12

Class I Shares:
Net asset value and offering price per share (Based on net assets of $3,439,682 and 261,742 shares of beneficial interest issued and outstanding)	$13.14

Class R Shares:
Net asset value and offering price per share (Based on net assets of $131,136 and 10,000 shares of beneficial interest issued and outstanding)	$13.11

*	On sales of $50,000 or more, the sales charge will be reduced.

19
See Notes to Financial Statements

Van Kampen O’Shaughnessy Global Fund
Financial Statements  continued

Statement of Operations
For the Period April 30, 2009 (Commencement of Operations) to September 30, 2009 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $6,413)	$76,661
Interest	127

Total Income	76,788

Expenses:
Offering Cost	59,942
Reports to Shareholders	21,872
Professional Fees	18,458
Registration Fees	16,684
Accounting and Administrative Expenses	14,676
Investment Advisory Fee	13,375
Custody	12,532
Transfer Agent Fees	6,927
Trustees’ Fees and Related Expenses	5,226
Distribution (12b-1) and Service Fees
Class A	219
Class B	351
Class C	179
Class R	240
Other	7,230

Total Expenses	177,911
Expense Reduction	158,346

Net Expenses	19,565

Net Investment Income	$57,223

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$165,018
Foreign Currency Transactions	(7,767)

Net Realized Gain	157,251

Unrealized Appreciation/Depreciation:
Beginning of the Period	-0-

End of the Period:
Investments	757,926
Foreign Currency Translation	508

758,434

Net Unrealized Appreciation During the Period	758,434

Net Realized and Unrealized Gain	$915,685

Net Increase in Net Assets From Operations	$972,908

20
See Notes to Financial Statements

Van Kampen O’Shaughnessy Global Fund
Financial Statements  continued

Statement of Changes in Net Assets (Unaudited)

For the Period
April 30, 2009
(Commencement of
Operations) to
September 30, 2009

From Investment Activities:
Net Investment Income	$57,223
Net Realized Gain	157,251
Net Unrealized Appreciation During the Period	758,434

Net Change in Net Assets from Investment Activities	972,908

From Capital Transactions:
Proceeds from Shares Sold	3,165,126
Cost of Shares Repurchased	(1,825)

Net Change in Net Assets from Capital Transactions	3,163,301

Total Increase in Net Assets	4,136,209
Net Assets:
Beginning of the Period	-0-

End of the Period (Including accumulated undistributed net investment income of $57,223, respectively)	$4,136,209

21
See Notes to Financial Statements

Van Kampen O’Shaughnessy Global Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

April 30, 2009
(Commencement of
Operations) to
Class A Shares	September 30, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.17
Net Realized and Unrealized Gain	2.96

Total from Investment Operations	3.13

Net Asset Value, End of the Period	$13.13

Total Return* (b)	31.30% **
Net Assets at End of the Period (In millions)	$0.3
Ratio of Expenses to Average Net Assets*	1.50%
Ratio of Net Investment Income to Average Net Assets*	3.62%
Portfolio Turnover	57% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	12.10%
Ratio of Net Investment Loss to Average Net Assets	(6.98% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charge was included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 0.25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Non-Annualized

22
See Notes to Financial Statements

Van Kampen O’Shaughnessy Global Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

April 30, 2009
(Commencement of
Operations) to
Class B Shares	September 30, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.15
Net Realized and Unrealized Gain	2.95

Total from Investment Operations	3.10

Net Asset Value, End of the Period	$13.10

Total Return* (b) (c)	31.00% **
Net Assets at End of the Period (In millions)	$0.2
Ratio of Expenses to Average Net Assets* (c)	1.91%
Ratio of Net Investment Income to Average Net Assets* (c)	3.01%
Portfolio Turnover	57% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	12.45%
Ratio of Net Investment Loss to Average Net Assets (c)	(7.53% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Note 5).

**	Non-Annualized

23
See Notes to Financial Statements

Van Kampen O’Shaughnessy Global Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

April 30, 2009
(Commencement of
Operations) to
Class C Shares	September 30, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.17
Net Realized and Unrealized Gain	2.95

Total from Investment Operations	3.12

Net Asset Value, End of the Period	$13.12

Total Return* (b) (c)	31.20% **
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets* (c)	1.62%
Ratio of Net Investment Income to Average Net Assets* (c)	3.51%
Portfolio Turnover	57% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	12.21%
Ratio of Net Investment Loss to Average Net Assets (c)	(7.08% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Note 5).

**	Non-Annualized

24
See Notes to Financial Statements

Van Kampen O’Shaughnessy Global Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

April 30, 2009
(Commencement of
Operations) to
Class I Shares	September 30, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.19
Net Realized and Unrealized Gain	2.95

Total from Investment Operations	3.14

Net Asset Value, End of the Period	$13.14

Total Return* (b)	31.40% **
Net Assets at End of the Period (In millions)	$3.4
Ratio of Expenses to Average Net Assets*	1.25%
Ratio of Net Investment Income to Average Net Assets*	3.93%
Portfolio Turnover	57% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	11.92%
Ratio of Net Investment Loss to Average Net Assets	(6.74% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Non-Annualized

25
See Notes to Financial Statements

Van Kampen O’Shaughnessy Global Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

April 30, 2009
(Commencement of
Operations) to
Class R Shares	September 30, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.16
Net Realized and Unrealized Gain	2.95

Total from Investment Operations	3.11

Net Asset Value, End of the Period	$13.11

Total Return* (b)	31.10% **
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets*	1.75%
Ratio of Net Investment Income to Average Net Assets*	3.40%
Portfolio Turnover	57% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	12.34%
Ratio of Net Investment Loss to Average Net Assets	(7.19% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return includes combined Rule 12b-1 fees and service fees of up to 0.50% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Non-Annualized

26
See Notes to Financial Statements

Van Kampen O’Shaughnessy Global Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen O’Shaughnessy Global Fund (the “Fund”) is organized as a series of the Van Kampen Partners Trust, a Delaware statutory trust, and is registered as a diversified, open-end investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and other equity securities of issuers throughout the world. The Fund commenced investment operations on April 30, 2009. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class I Shares, and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Short-term securities with

27

Van Kampen O’Shaughnessy Global Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income and expenses are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision

28

Van Kampen O’Shaughnessy Global Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states.
At September 30, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$3,367,790

Gross tax unrealized appreciation	817,339
Gross tax unrealized depreciation	(59,413)

Net tax unrealized appreciation on investments	$757,926

F. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

G. Foreign Currency Translation and Foreign Investments Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Unrealized gains and losses on investments resulting from changes in exchange rates and the unrealized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on investments resulting from changes in exchange rates and the realized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency transactions on the Statement of Operations.

H. Offering Costs Offering costs are amortized, on a straight-line basis, over a twelve month period.

I. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through November 20, 2009, the date the financial statements were effectively issued. Management has determined that other than the event described in Note 7, there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

29

Van Kampen O’Shaughnessy Global Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of 0.90% of the average daily net assets of the Fund.
The Adviser has entered into a subadvisory agreement with O’Shaughnessy Asset Management, LLC (the “Subadviser”). The Subadviser provides the Fund with investment advisory services subject to the overall supervision of the Adviser and the Fund’s officers and trustees. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.
The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 1.50%, 1.91%, 1.62%, 1.25%, and 1.75% for Classes A, B, C, I and R Shares, respectively. The fee waivers or expense reimbursements are voluntary. After April 30, 2010, they can be discontinued at any time. For the period ended September 30, 2009, the Adviser waived or reimbursed approximately $158,300 of advisory fees or other expenses.
For the period ended September 30, 2009, the Fund recognized expenses of approximately $1,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the period ended September 30, 2009, the Fund recognized expenses of approximately $15,200 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the legal services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended September 30, 2009, the Fund recognized expenses of approximately $6,300 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $1,800 are included in “Other” assets on the Statement of Assets and Liabilities at September 30, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year

30

Van Kampen O’Shaughnessy Global Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the period ended September 30, 2009, Van Kampen, as Distributor for the Fund, received no commissions on sales of the Fund’s Class A Shares and there were no contingent deferred sales charges (CDSC) on redeemed shares. Sales charges do not represent expenses of the Fund.
At September 30, 2009, Morgan Stanley Investment Management, Inc., an affiliate of the Adviser, owned 10,000 shares of Class A, 10,000 shares of Class B, 10,000 shares of Class C, 160,000 shares of Class I, and 10,000 shares of Class R.

3. Capital Transactions
For the period ended September 30, 2009, transactions were as follows:

	Shares	Value

Sales:
Class A	20,024	$207,948
Class B	12,474	129,029
Class C	10,746	109,600
Class I	261,742	2,618,549
Class R	10,000	100,000

Total Sales	314,986	$3,165,126

Repurchases:
Class A	(144)	$(1,825)
Class B	-0-	-0-
Class C	-0-	-0-
Class I	-0-	-0-
Class R	-0-	-0-

Total Repurchases	(144)	$(1,825)

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $5,145,210 and $2,008,444, respectively.

5. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets, and up to 0.50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
All distribution expenses incurred by the Distributor have been reimbursed by the Fund which has resulted in a reduced distribution fee for Class B and Class C Shares. To the extent distribution expenses are incurred by the Distributor in the future, these amounts may be recovered from subsequent payments under the distribution plan or CDSC.

31

Van Kampen O’Shaughnessy Global Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

6. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Subsequent Event
On October 19, 2009, Morgan Stanley & Co., Inc., the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. The transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

32

Van Kampen O’Shaughnessy Global Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Investment Subadviser
O’Shaughnessy Asset Management, LLC
6 Suburban Avenue
Stamford, Connecticut 06901

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

33

Van Kampen O’Shaughnessy Global Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

(continued on next page)

Van Kampen O’Shaughnessy Global Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen O’Shaughnessy Global Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

(continued on next page)

Van Kampen O’Shaughnessy Global Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

(continued on back)

Van Kampen O’Shaughnessy Global Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

747, 847, 947, 692, 577
OSGFSAN 11/09
IU09-05011P-Y09/09

SEMIANNUAL REPORT

September 30, 2009

MUTUAL FUNDS Van Kampen O’Shaughnessy International Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen O’Shaughnessy International Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of September 30, 2009.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 9/30/09 (Unaudited)

	A Shares		B Shares		C Shares		I Shares	R Shares
	since 4/30/09		since 4/30/09		since 4/30/09		since 4/30/09	since 4/30/09
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges	charges

Since Inception	39.30%	31.29%	38.90%	33.90%	39.10%	38.10%	39.40%	39.10%

Gross Expense Ratios
	1.92%		2.67%		2.67%		1.67%	2.17%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please call us at 1-800-847-2424 or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The expense ratio is estimated for the fund’s current fiscal year.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. As a result of recent market activity, current performance may vary from the figures shown. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1 million, (ii) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1 million, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Class R shares are available for purchase by investors through or in tax exempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, non-qualified deferred compensation plans, and employer sponsored 403(b) plans). Class R shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R shares is up to 0.50 percent. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower. Periods of less than one year are not annualized.

The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends.

1

Fund Report
For the period since inception through September 30, 2009

Market Conditions

Equity markets continued to advance during the period, as the economy tried to shrug off the worst recession it had seen in over seven decades. Most major market indexes posted double-digit returns for the period, extending the rally from earlier in the year. The seven-month rally pushed the MSCI EAFE Index up over 78 percent (in U.S. dollars) from a low on March 9, 2009. The financials sector led during the period, with securities in the commercial banks and insurance industries continuing to surge. The materials, telecommunications services and industrials sectors were also among the top performers for the period.

Performance Analysis

All share classes of Van Kampen O’Shaughnessy International Fund outperformed the MSCI EAFE Index (the “Index”) for the period since inception (April 30, 2009) through September 30, 2009, assuming no deduction of applicable sales charges.

Total returns for the period since inception through September 30, 2009

Class A	Class B	Class C	Class I	Class R	MSCI EAFE Index

39.30%	38.90%	39.10%	39.40%	39.10%	32.84%

The performance for the five share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Our quantitative approach for the Fund focuses on metrics such as high dividend yield, low price-to-sales ratio and high stock price momentum. According to our research, history has shown that these types of metrics have been among the best ways to identify those stocks that are most likely to outperform the market over the long term. Our emphasis on these characteristics has historically allowed us to profit from what we believe to be the routine mispricing of stocks.

The Fund’s outperformance relative to the Index during the period was driven primarily by the following:

•	The Fund’s positions in Australia and Greece were generally beneficial to performance for the period.

•	Positions in the financials sector, an overweight for the Fund, helped to enhance performance for the period. Within the sector, holdings in the commercial banks and capital markets industries benefited from the strong rally.

2

•	Positions in the consumer discretionary sector were positive for performance during the period. Within the sector, performance was enhanced by positions in several industries, including household durables and multiline retail.

•	An underweight position in the utilities sector was beneficial to performance.

Although the Fund outperformed the Index, there were areas that detracted from overall performance:

•	The Fund’s positions in the Switzerland and Belgium generally held back performance for the period.

•	Positions in the industrials sector had a negative impact on performance. Within the sector, securities in the construction and engineering industry and the machinery industry were among the top detractors.

•	Allocations in the telecommunications services sector weighed on performance for the period.

•	Positions in the consumer staples sector dampened performance relative to the Index.

Market Outlook

With three quarters of the year behind us, we will not presume to predict the market’s direction for the remainder of the year or claim which segments of the market will outperform in the short term. However, we continue to believe that by making disciplined investments in companies with certain value and growth characteristics that have historically led to outperformance, we will add value over the long term. This unwavering approach and faith in our research has been successful in the past, and we steadfastly believe that we will be rewarded for this discipline going forward.

We look forward to the opportunity to serve our shareholders.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Top 10 Holdings as of 9/30/09 (Unaudited)

Telecom Corp. of New Zealand Ltd.—ADR	2.1%
DnB NOR ASA	1.6
Fletcher Building Ltd.	1.6
Credit Agricole SA—ADR	1.4
UniCredit SpA	1.4
Piraeus Bank SA	1.4
Wesfarmers Ltd.	1.4
National Australia Bank Ltd.—ADR	1.4
ING Groep NV—ADR	1.3
ThyssenKrupp AG	1.3

Summary of Investments by Country Classification as of 9/30/09 (Unaudited)
Japan	16.3%
United Kingdom	12.6
Australia	9.3
France	8.2
Germany	8.0
Italy	5.8
Greece	5.8
Netherlands	3.7
New Zealand	3.7
Belgium	3.4
Singapore	3.1
Spain	2.9
Sweden	2.8
Norway	1.9
Switzerland	1.8
Austria	1.8
Finland	1.7
Bermuda	1.7
Portugal	1.3
China	1.2
Denmark	1.1
Luxembourg	0.4

Total Long-Term Investments	98.5
Total Repurchase Agreements	1.4

Total Investments	99.9
Foreign Currency	0.1
Other Assets in Excess of Liabilities	0.0 *

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. All percentages are as a percentage of net assets. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the countries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

5

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/09 - 9/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/09	9/30/09	4/1/09-9/30/09

Class A
Actual	$1,000.00	$1,393.00	$7.52
Hypothetical	1,000.00	1,017.55	7.59
(5% annual return before expenses)

Class B
Actual	1,000.00	1,389.00	10.51
Hypothetical	1,000.00	1,014.54	10.61
(5% annual return before expenses)

Class C
Actual	1,000.00	1,391.00	8.52
Hypothetical	1,000.00	1,016.55	8.59
(5% annual return before expenses)

Class I
Actual	1,000.00	1,394.00	6.27
Hypothetical	1,000.00	1,018.80	6.33
(5% annual return before expenses)

Class R
Actual	1,000.00	1,391.00	8.77
Hypothetical	1,000.00	1,016.29	8.85
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, 2.10%, 1.70%, 1.25% and 1.75% for Class A, B, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period) except for “Actual” information which reflects the period from Commencement of Operations through September 30, 2009. These expense ratios reflect an expense waiver. The expense ratios for Class B and Class C Shares reflect actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

7

Investment Advisory Agreement Approval

The Investment Company Act of 1940 requires that the investment advisory agreement between the Fund and its investment adviser and the subadvisory agreement between the investment adviser and the investment subadviser be approved both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At a meeting held on January 6, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement and the investment subadvisory agreement are fair and reasonable and approved the investment advisory agreement and the investment subadvisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser and the investment subadviser at the request of the Board and Fund counsel, relating to the investment advisory and investment-subadvisory agreement review process. The Board also considered information received about the model portfolio, the investment strategy, portfolio management team and projected fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement and the investment subadvisory agreement, and the trustees held sessions both with management and separate from management in reviewing and considering the investment advisory agreement and the investment subadvisory agreement.

In approving the investment advisory agreement and the investment subadvisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services to be provided by the investment adviser and the investment subadviser, the projected fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s and the investment subadviser’s projected expenses in providing the services and the projected profitability of the investment adviser and the investment subadviser. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser or investment subadviser are to be shared with the Fund’s shareholders. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and the investment subadviser and their affiliates may derive from their relationship with the Fund. The Board of Trustees discussed the financial strength of the investment adviser, the investment subadviser and their affiliated companies and the capability of the personnel of the investment adviser and the investment subadviser, and specifically the strength and background of their portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business

8

judgment, that approval of the investment advisory agreement and the investment subadvisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services to be Provided. The Board of Trustees considered the roles and responsibilities of the investment adviser and the investment subadviser as a whole and those specific to portfolio management, support and trading functions anticipated to be servicing the Fund. The trustees discussed with the investment adviser and the investment subadviser the resources available in managing the Fund. The trustees also discussed certain other services which are to be provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services to be provided by the investment adviser and the investment subadviser support its decision to approve the investment advisory agreement and the investment subadvisory agreement.

Projected Fees and Expenses of the Fund. The Board of Trustees reviewed the projected fees and expenses of the Fund compared to its peers. The trustees discussed with the investment adviser and the investment subadviser the performance goals in managing the Fund. When considering a fund’s performance, the trustees and management place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance). The trustees discussed with the investment adviser and the investment subadviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser, the investment subadviser and others in the marketplace. The trustees reviewed not only the advisory fees but other projected fees and expenses (whether payable to the adviser, its affiliates or others) and the Fund’s overall projected expense ratio. The Board has determined that the projected fees and expenses of the Fund support its decision to approve the investment advisory agreement and the investment subadvisory agreement.

Investment Adviser’s and Investment Subadviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees expect to review the investment adviser’s and the investment subadviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the investment subadviser and the profitability of the investment adviser and the investment subadviser. These profitability reports are put together by management with the oversight of the Board. The Board has determined that the analysis of the expenses and projected profitability of the investment adviser and the investment subadviser support its decision to approve the investment advisory agreement and the investment subadvisory agreement.

Economies of Scale. The Board of Trustees considered the projected size of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. The trustees discussed with management how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to projected asset levels and/or whether the

9

advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the potential economies of scale of the Fund support its decision to approve the investment advisory agreement and the investment subadvisory agreement.

Other Benefits of the Relationship. The Board of Trustees considered other benefits to the investment adviser, the investment subadviser and their affiliates derived from the investment adviser’s and the investment subadviser’s relationships with the Fund and other funds advised by the investment adviser and the investment subadviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser and the investment subadviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees reviewed with management each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser, the investment subadviser or their affiliates support its decision to approve the investment advisory agreement and the investment subadvisory agreement.

10

Van Kampen O’Shaughnessy International Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)

	Number of
Description	Shares	Value

Common Stocks 98.3%
Australia 9.3%
Ansell Ltd.	1,750	$15,438
Australia and New Zealand Banking Group Ltd.	2,602	55,987
Commonwealth Bank of Australia	1,003	45,791
David Jones Ltd.	11,252	57,971
Macquarie Group Ltd.	1,118	57,984
Metcash Ltd.	8,129	32,271
National Australia Bank Ltd.—ADR	2,221	59,989
Telstra Corp., Ltd.	8,890	25,646
Wesfarmers Ltd.	2,608	60,948

		412,025

Austria 1.8%
Erste Group Bank AG	921	41,160
Voestalpine AG	1,039	37,083

		78,243

Belgium 3.4%
Belgacom SA	1,009	39,305
Colruyt SA	129	30,317
Dexia SA (a)	2,369	21,840
D’ieteren SA	64	23,601
Fortis AG (a)	4,462	20,901
KBC Groep NV (a)	277	13,913

		149,877

Bermuda 1.7%
Dairy Farm International Holdings Ltd.	5,400	32,292
Esprit Holdings Ltd.	1,600	10,735
Noble Group Ltd.	8,000	13,914
VTech Holdings Ltd.	2,000	17,226

		74,167

China 1.2%
BOC Hong Kong Holdings Ltd.	25,000	54,838

Denmark 1.1%
Danske Bank A/S (a)	1,890	49,507

Finland 1.7%
Kone Oyj, Class B	537	19,740
Sampo Oyj, Class A	1,219	30,699
UPM-Kymmene Oyj	2,216	26,591

		77,030

France 8.2%
BNP Paribas	440	35,156
BNP Paribas (rights, expiring 10/13/09) (a)	440	953
Bouygues SA	596	30,307
Credit Agricole SA—ADR	6,205	64,160
France Telecom SA—ADR	1,772	47,702
Publicis Groupe	588	23,585

11
See Notes to Financial Statements

Van Kampen O’Shaughnessy International Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

France (Continued)
Schneider Electric SA	495	$50,169
SEB SA	250	13,274
Sodexo	254	15,217
Total SA—ADR	577	34,193
Vivendi	1,618	50,065

		364,781

Germany 7.8%
Allianz SE	156	19,489
BASF SE	1,006	53,306
Deutsche Bank AG	469	36,005
Deutsche Telekom AG	3,466	47,321
E.ON AG	834	35,368
Freenet AG (a)	701	9,581
Fresenius Medical Care AG & Co. KGaA	357	17,778
RWE AG	396	36,780
Suedzucker AG	1,010	20,470
ThyssenKrupp AG	1,704	58,673
United Internet AG (a)	867	13,081

		347,852

Greece 5.8%
Alpha Bank AE (a)	2,396	44,178
EFG Eurobank Ergasias SA (a)	3,405	53,564
Folli-Follie SA	735	17,660
Hellenic Telecommunications Organization SA	2,454	40,579
OPAP SA	1,487	38,341
Piraeus Bank SA (a)	3,329	61,722

		256,044

Italy 5.8%
Enel SpA	7,847	49,807
ENI SpA	2,121	53,012
Intesa Sanpaolo SpA—ADR (a)	1,062	28,398
Parmalat SpA	9,823	27,154
Sorin SpA (a)	21,081	35,476
UniCredit SpA (a)	15,983	62,448

		256,295

Japan 16.3%
Alpen Co., Ltd.	1,000	18,236
Asahi Breweries Ltd.	500	9,146
Ebara Corp.	3,000	13,201
FamilyMart Co., Ltd.	500	16,098
Fukuyama Transporting Co., Ltd.	2,000	10,672
GS Yuasa Corp.	6,000	54,810
Hankyu Hanshin Holdings, Inc.	4,000	19,161
Hitachi Software Engineering Co., Ltd.	700	20,626
Ines Corp.	3,300	28,050
Iseki & Co., Ltd. (a)	8,000	32,173
Kaken Pharmaceutical Co., Ltd.	4,000	37,565

12
See Notes to Financial Statements

Van Kampen O’Shaughnessy International Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Japan (Continued)
Kandenko Co., Ltd.	3,000	$20,754
Keihin Electric Express Railway Co., Ltd.	3,000	25,433
K’s Holdings Corp.	1,300	43,592
Kyudenko Corp.	5,000	31,749
Nagoya Railroad Co., Ltd.	5,000	16,766
Net One Systems Co., Ltd.	17	25,567
Nippon Flour Mills Co., Ltd.	4,000	21,746
Nippon Kayaku Co., Ltd.	3,000	26,569
Nippon Sharyo Ltd.	8,000	51,512
Nippon Soda Co., Ltd.	5,000	21,111
QP Corp.	1,200	13,702
Rinnai Corp.	600	28,341
Ryosan Co., Ltd.	600	15,440
Sanki Engineering Co., Ltd.	2,000	16,777
SHO-BOND Holdings Co., Ltd.	800	15,641
Softbank Corp.	900	19,782
Sotetsu Holdings, Inc.	2,000	8,801
Tomy Co., Ltd.	1,400	11,572
Toyo Suisan Kaisha Ltd.	1,000	27,071
Transcosmos, Inc. (a)	2,200	20,244

		721,908

Luxembourg 0.4%
Oriflame Cosmetics SA	324	16,592

Netherlands 3.7%
Imtech NV	1,047	26,697
ING Groep NV—ADR (a)	3,332	59,410
Koninklijke Ahold NV—ADR	1,864	22,461
Koninklijke KPN NV	2,542	42,164
Randstad Holding NV (a)	328	14,167

		164,899

New Zealand 3.7%
Fletcher Building Ltd.	11,654	70,278
Telecom Corp. of New Zealand Ltd.—ADR	9,652	92,466

		162,744

Norway 1.9%
DnB NOR ASA (a)	6,267	72,586
StatoilHydro ASA	462	10,390

		82,976

Portugal 1.3%
Portugal Telecom SGPS SA—ADR	5,456	57,888

Singapore 3.1%
DBS Group Holdings Ltd.—ADR	608	22,891
Jardine Cycle & Carriage Ltd.	3,000	51,752
Olam International Ltd.	10,000	17,748

13
See Notes to Financial Statements

Van Kampen O’Shaughnessy International Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Singapore (Continued)
Singapore Airlines Ltd.	2,000	$19,565
Wilmar International Ltd.	6,000	26,919

		138,875

Spain 2.9%
Banco Bilbao Vizcaya Argentaria SA	2,520	44,731
Banco Santander SA	2,763	44,475
Repsol YPF SA	574	15,615
Viscofan SA	1,009	24,540

		129,361

Sweden 2.8%
Cardo AB	677	16,557
Modern Times Group AB, Class B	306	13,234
Skandinaviska Enskilda Banken AB, Class A (a)	3,697	24,925
Svenska Handelsbanken AB, Class A	414	10,571
Volvo AB, Class B	6,329	58,557

		123,844

Switzerland 1.8%
Ascom Holding AG (a)	2,446	29,976
Helvetia Holding AG	56	18,806
Kuehne & Nagel International AG	208	18,074
Zurich Financial Services AG	66	15,699

		82,555

United Kingdom 12.6%
Ashtead Group PLC	16,177	22,234
AstraZeneca PLC—ADR	540	24,273
Avis Europe PLC (a)	13,981	7,921
Aviva PLC	3,513	25,158
BBA Aviation PLC	14,965	37,860
BP PLC	5,625	49,712
BT Group PLC—ADR	908	18,895
Centrica PLC	2,037	8,191
Compass Group PLC	6,208	37,929
CSR PLC (a)	2,102	15,759
Delta PLC	7,659	21,971
Dimension Data Holdings PLC	30,673	30,956
HSBC Holdings PLC	1,912	21,879
Misys PLC (a)	3,799	12,543
National Grid PLC	3,739	36,092
Restaurant Group PLC	5,791	17,862
Royal Dutch Shell PLC—ADR	778	43,389
RSA Insurance Group PLC	11,264	24,086
Scottish & Southern Energy PLC	880	16,497
Serco Group PLC	2,201	17,763
TUI Travel PLC	4,567	18,583

14
See Notes to Financial Statements

Van Kampen O’Shaughnessy International Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

United Kingdom (Continued)
Tullett Prebon PLC	1,452	$9,069
Vodafone Group PLC	18,683	41,861

		560,483

Total Common Stocks 98.3%		4,362,784

Preferred Stocks 0.2%
Germany 0.2%
ProSiebenSat.1 Media AG	770	8,282

Total Long-Term Investments 98.5% (Cost $3,568,457)		4,371,066

Repurchase Agreements 1.4%
Banc of America Securities ($15,299 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.04%, dated 09/30/09, to be sold on 10/01/09 at $15,299)		15,299
JPMorgan Chase & Co. ($46,128 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 09/30/09, to be sold on 10/01/09 at $46,128)		46,128
State Street Bank & Trust Co. ($2,573 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 09/30/09, to be sold on 10/01/09 at $2,573)		2,573

Total Repurchase Agreements 1.4% (Cost $64,000)		64,000

Total Investments 99.9% (Cost $3,632,457)		4,435,066

Foreign Currency 0.1% (Cost $1,792)		1,802

Other Assets in Excess of Liabilities 0.0%		1,006

Net Assets 100.0%		$4,437,874

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

ADR—American Depositary Receipt

15
See Notes to Financial Statements

Van Kampen O’Shaughnessy International Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant		Percent
		Other Significant	Unobservable		of Net
Investment Type	Quoted Prices	Observable Events	Inputs	Total	Assets

Assets
Investments in an Asset Position
Common and Preferred Stocks
Advertising	$23,585	$—	$—	$23,585	0.5%
Agricultural Products	47,389	—	—	47,389	1.1
Airlines	19,565	—	—	19,565	0.4
Airport Services	37,860	—	—	37,860	0.9
Apparel Retail	10,735	—	—	10,735	0.2
Apparel, Accessories & Luxury Goods	17,661	—	—	17,661	0.4
Application Software	12,543	—	—	12,543	0.3
Brewers	9,146	—	—	9,146	0.2
Broadcasting & Cable TV	21,516	—	—	21,516	0.5
Casinos & Gaming	38,341	—	—	38,341	0.9
Communications Equipment	47,202	—	—	47,202	1.1
Computer & Electronics Retail	43,592	—	—	43,592	1.0
Construction & Engineering	111,619	—	—	111,619	2.5
Construction & Farm Machinery & Heavy Trucks	142,242	—	—	142,242	3.2
Construction Materials	70,278	—	—	70,278	1.6
Data Processing & Outsourced Services	20,244	—	—	20,244	0.5
Department Stores	57,971	—	—	57,971	1.3
Distributors	75,353	—	—	75,353	1.7
Diversified Banks	971,666	—	—	971,666	21.9
Diversified Chemicals	74,416	—	—	74,416	1.7
Electric Utilities	101,672	—	—	101,672	2.3
Electrical Components & Equipment	104,979	—	—	104,979	2.4
Environmental & Facilities Services	17,763	—	—	17,763	0.4
Food Distributors	50,019	—	—	50,019	1.1
Food Retail	101,168	—	—	101,168	2.3
Health Care Equipment	35,476	—	—	35,476	0.8
Health Care Services	17,778	—	—	17,778	0.4
Health Care Supplies	15,439	—	—	15,439	0.3

16
See Notes to Financial Statements

Van Kampen O’Shaughnessy International Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Level 1	Level 2	Level 3
			Significant		Percent
		Other Significant	Unobservable		of Net
Investment Type	Quoted Prices	Observable Events	Inputs	Total	Assets

Hotels, Resorts & Cruise Lines	$18,583	$—	$—	$18,583	0.4%
Household Appliances	41,615	—	—	41,615	0.9
Human Resource & Employment Services	14,167	—	—	14,167	0.3
Industrial Conglomerates	80,109	—	—	80,109	1.8
Industrial Machinery	49,498	—	—	49,498	1.1
Integrated Oil & Gas	206,312	—	—	206,312	4.6
Integrated Telecommunication Services	411,967	—	—	411,967	9.3
Internet Software & Services	13,081	—	—	13,081	0.3
Investment Banking & Brokerage	67,053	—	—	67,053	1.5
IT Consulting & Other Services	84,573	—	—	84,573	1.9
Leisure Products	11,572	—	—	11,572	0.3
Marine	18,074	—	—	18,074	0.4
Movies & Entertainment	50,065	—	—	50,065	1.1
Multi-Line Insurance	133,936	—	—	133,936	3.0
Multi-Utilities	81,063	—	—	81,063	1.8
Other Diversified Financial Services	80,310	—	—	80,310	1.8
Packaged Foods & Meats	114,212	—	—	114,212	2.6
Paper Products	26,591	—	—	26,591	0.6
Personal Products	16,592	—	—	16,592	0.4
Pharmaceuticals	61,838	—	—	61,838	1.4
Railroads	51,000	—	—	51,000	1.1
Restaurants	71,008	—	—	71,008	1.6
Semiconductors	15,759	—	—	15,759	0.4
Specialty Chemicals	26,569	—	—	26,569	0.6
Specialty Stores	18,236	—	—	18,236	0.4
Steel	117,727	—	—	117,727	2.7
Systems Software	20,626	—	—	20,626	0.5
Technology Distributors	15,440	—	—	15,440	0.3
Trading Companies & Distributors	36,148	—	—	36,148	0.8
Trucking	18,593	—	—	18,593	0.4
Wireless Telecommunication Services	101,531	—	—	101,531	2.3
Repurchase Agreements	—	64,000	—	64,000	1.4

Total Investments in an Asset Position	$4,371,066	$64,000	$—	$4,435,066	99.9%

17
See Notes to Financial Statements

Van Kampen O’Shaughnessy International Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2009 (Unaudited)

Assets:
Total Investments (Cost $3,632,457)	$4,435,066
Foreign Currency (Cost $1,792)	1,802
Cash	970
Receivables:
Expense Reimbursement from Adviser	27,011
Dividends	13,554
Investments Sold	11
Unamortized Offering Costs	83,058
Other	1,915

Total Assets	4,563,387

Liabilities:
Offering Costs	58,050
Payables:
Distributor and Affiliates	6,360
Trustees’ Deferred Compensation and Retirement Plans	1,677
Accrued Expenses	59,426

Total Liabilities	125,513

Net Assets	$4,437,874

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$3,210,680
Net Unrealized Appreciation	802,831
Accumulated Net Realized Gain	396,501
Accumulated Undistributed Net Investment Income	27,862

Net Assets	$4,437,874

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $335,231 and 24,069 shares of beneficial interest issued and outstanding)	$13.93
Maximum sales charge (5.75%* of offering price)	0.85

Maximum offering price to public	$14.78

Class B Shares:
Net asset value and offering price per share (Based on net assets of $189,259 and 13,622 shares of beneficial interest issued and outstanding)	$13.89

Class C Shares:
Net asset value and offering price per share (Based on net assets of $149,208 and 10,724 shares of beneficial interest issued and outstanding)	$13.91

Class I Shares:
Net asset value and offering price per share (Based on net assets of $3,625,047 and 260,000 shares of beneficial interest issued and outstanding)	$13.94

Class R Shares:
Net asset value and offering price per share (Based on net assets of $139,129 and 10,000 shares of beneficial interest issued and outstanding)	$13.91

*	On sales of $50,000 or more, the sales charge will be reduced.

18
See Notes to Financial Statements

Van Kampen O’Shaughnessy International Fund
Financial Statements  continued

Statement of Operations
For the Period April 30, 2009 (Commencement of Operations) to September 30, 2009 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $3,936)	$48,520
Interest	137

Total Income	48,657

Expenses:
Offering Costs	59,942
Reports to Shareholders	21,491
Professional Fees	18,458
Registration Fees	16,712
Accounting and Administrative Expenses	14,337
Investment Advisory Fee	14,069
Custody	12,686
Transfer Agent Fees	7,169
Trustees’ Fees and Related Expenses	4,831
Distribution (12b-1) and Service Fees
Class A	258
Class B	512
Class C	234
Class R	251
Other	5,229

Total Expenses	176,179
Expense Reduction	155,384

Net Expenses	20,795

Net Investment Income	$27,862

Realized and Unrealized Gain/Loss:
Realized Gain:
Investments	$402,302
Foreign Currency Transactions	(5,801)

Net Realized Gain	396,501

Unrealized Appreciation/Depreciation:
Beginning of the Period	-0-

End of the Period:
Investments	802,609
Foreign Currency Translation	222

Net Unrealized Appreciation During the Period	802,831

Net Realized and Unrealized Gain	$1,199,332

Net Increase in Net Assets From Operations	$1,227,194

19
See Notes to Financial Statements

Van Kampen O’Shaughnessy International Fund
Financial Statements  continued

Statement of Changes in Net Assets (Unaudited)

For the Period
April 30, 2009
(Commencement of
Operations) to
September 30, 2009

From Investment Activities:
Net Investment Income	$27,862
Net Realized Gain	396,501
Net Unrealized Appreciation During the Period	802,831

Net Change in Net Assets from Investment Activities	1,227,194

From Capital Transactions:
Proceeds from Shares Sold	3,211,837
Cost of Shares Repurchased	(1,157)

Net Change in Net Assets from Capital Transactions	3,210,680

Total Change in Net Assets	4,437,874
Net Assets:
Beginning of the Period	-0-

End of the Period (Including accumulated undistributed net investment income of $27,862)	$4,437,874

20
See Notes to Financial Statements

Van Kampen O’Shaughnessy International Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

April 30, 2009
(Commencement of
Operations) to
Class A Shares	September 30, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	.08
Net Realized and Unrealized Gain	3.85

Total from Investment Operations	3.93

Net Asset Value, End of the Period	$13.93

Total Return* (b)	39.30% **
Net Assets at End of the Period (In millions)	$0.3
Ratio of Expenses to Average Net Assets*	1.50%
Ratio of Net Investment Income to Average Net Assets*	1.57%
Portfolio Turnover	67% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	11.33%
Ratio of Net Investment Loss to Average Net Assets	(8.26% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 0.25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

21
See Notes to Financial Statements

Van Kampen O’Shaughnessy International Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

	April 30, 2009
	(Commencement of
	Operations) to
Class B Shares	September 30, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	.05
Net Realized and Unrealized Gain	3.84

Total from Investment Operations	3.89

Net Asset Value, End of the Period	$13.89

Total Return* (b)	38.90%	(c)**
Net Assets at End of the Period (In millions)	$0.2
Ratio of Expenses to Average Net Assets*	2.10%	(c)
Ratio of Net Investment Income to Average Net Assets*	0.98%	(c)
Portfolio Turnover	67%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	11.92%	(c)
Ratio of Net Investment Loss to Average Net Assets	(8.84%	)(c)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Note 6).

22
See Notes to Financial Statements

Van Kampen O’Shaughnessy International Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

	April 30, 2009
	(Commencement of
	Operations) to
Class C Shares	September 30, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	.07
Net Realized and Unrealized Gain	3.84

Total from Investment Operations	3.91

Net Asset Value, End of the Period	$13.91

Total Return* (b)	39.10%	(c)**
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets*	1.70%	(c)
Ratio of Net Investment Income to Average Net Assets*	1.39%	(c)
Portfolio Turnover	67%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	11.57%	(c)
Ratio of Net Investment Loss to Average Net Assets	(8.48%	)(c)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Note 6).

23
See Notes to Financial Statements

Van Kampen O’Shaughnessy International Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

April 30, 2009
(Commencement of
Operations) to
Class I Shares	September 30, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	.09
Net Realized and Unrealized Gain	3.85

Total from Investment Operations	3.94

Net Asset Value, End of the Period	$13.94

Total Return* (b)	39.40% **
Net Assets at End of the Period (In millions)	$3.6
Ratio of Expenses to Average Net Assets*	1.25%
Ratio of Net Investment Income to Average Net Assets*	1.87%
Portfolio Turnover	67% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	11.21%
Ratio of Net Investment Loss to Average Net Assets	(8.09% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

24
See Notes to Financial Statements

Van Kampen O’Shaughnessy International Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

April 30, 2009
(Commencement of
Operations) to
Class R Shares	September 30, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	.07
Net Realized and Unrealized Gain	3.84

Total from Investment Operations	3.91

Net Asset Value, End of the Period	$13.91

Total Return* (b)	39.10% **
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets*	1.75%
Ratio of Net Investment Income to Average Net Assets*	1.35%
Portfolio Turnover	67% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	11.64%
Ratio of Net Investment Loss to Average Net Assets	(8.54% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return includes combined Rule 12b-1 fees and service fees of up to 0.50% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

25
See Notes to Financial Statements

Van Kampen O’Shaughnessy International Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen O’Shaughnessy International Fund (the “Fund”) is organized as a diversified series of the Van Kampen Partners Trust, a Delaware statutory trust, and is registered as a diversified, open-end investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek long-term capital appreciation. The Fund invests primarily in a diversified portfolio of common stocks and other equity securities of foreign issuers. The Fund commenced investment operations on April 30, 2009. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which

26

Van Kampen O’Shaughnessy International Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

approximates fair value. Forward foreign currency contracts are valued using quoted foreign exchange rates.

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosure (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision

27

Van Kampen O’Shaughnessy International Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states.
At September 30, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$3,632,457

Gross tax unrealized appreciation	$836,650
Gross tax unrealized depreciation	(34,041)

Net tax unrealized appreciation on investments	$802,609

F. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

G. Foreign Currency Translation and Foreign Investments Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Unrealized gains and losses on investments resulting from changes in exchange rates and the unrealized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on investments resulting from changes in exchange rates and the realized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency transactions on the Statement of Operations.

H. Offering Costs Offering costs are amortized, on a straight-line basis, over a twelve month period.

I. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through November 20, 2009, the date the financial statements were effectively issued. Management has determined that other than the event described in Note 8 there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

28

Van Kampen O’Shaughnessy International Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of 0.90% of the average daily net assets of the Fund.
The Adviser has entered into a sub advisory agreement with O’Shaughnessy Asset Management, LLC (the “Subadviser”). The Subadviser provides the Fund with investment advisory services subject to the overall supervision of the Adviser and the Fund’s officers and trustees. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.
The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 1.50%, 2.10%, 1.70%, 1.25%, and 1.75% for Classes A, B, C, I, and R Shares, respectively. The fee waivers or expense reimbursements are voluntary. After April 30, 2010, they can be discontinued at any time. For the period ended September 30, 2009, the adviser waived or reimbursed approximately $155,400 of advisory fees or other expenses.
For the period ended September 30, 2009, the Fund recognized expenses of approximately $200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the period ended September 30, 2009, the Fund recognized expenses of approximately $16,100 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended September 30, 2009, the Fund recognized expenses of approximately $6,800 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $1,800 are included in “Other” assets on the Statement of Assets and Liabilities at September 30, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year

29

Van Kampen O’Shaughnessy International Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the period ended September 30, 2009, Van Kampen, as Distributor for the Fund, received no commissions on sales of the Fund’s Class A shares and there were no contingent deferred sales charges (CDSC) on redeemed shares. Sales charges do not represent expenses of the Fund.
At September 30, 2009, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 10,000 shares of Class A, 10,000 shares of Class B, 10,000 shares of Class C, 160,000 shares of Class I, and 10,000 shares of Class R.

3. Capital Transactions
For the period ended September 30, 2009, transactions were as follows:

	For the Period
	Ended
	September 30, 2009
	Shares	Value

Sales:
Class A	24,144	$258,805
Class B	13,622	143,883
Class C	10,736	109,149
Class I	260,000	2,600,000
Class R	10,000	100,000

Total Sales	318,502	$3,211,837

Repurchases:
Class A	(75)	$(1,000)
Class B	-0-	-0-
Class C	(12)	(157)
Class I	-0-	-0-
Class R	-0-	-0-

Total Repurchases	(87)	$(1,157)

4. Redemption Fee
The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the period ended September 30, 2009, the Fund did not receive any redemption fees.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $5,662,457 and $2,496,455, respectively.

30

Van Kampen O’Shaughnessy International Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
All distribution expenses incurred by the Distributor have been reimbursed by the Fund which has resulted in a reduced distribution fee for both Class B and Class C Shares. To the extent distribution expenses are incurred by the Distributor in the future, these amounts may be recovered from subsequent payments under the distribution plan or CDSC.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Subsequent Event
On October 19, 2009, Morgan Stanley & Co., Inc., the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. The transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

31

Van Kampen O’Shaughnessy International Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Investment Subadviser
O’Shaughnessy Asset Management, LLC
6 Suburban Avenue
Stamford, Connecticut 06901

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

32

Your Notes

Van Kampen O’Shaughnessy International Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen O’Shaughnessy International Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen O’Shaughnessy International Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

(continued on next page)

Van Kampen O’Shaughnessy International Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

(continued on back)

Van Kampen O’Shaughnessy International Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

748, 848, 948, 695, 580
OSIFSAN 11/09
IU09-05053P-Y09/09

SEMIANNUAL REPORT

September 30, 2009

MUTUAL FUNDS Van Kampen O’Shaughnessy Large Cap Growth Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen O’Shaughnessy Large Cap Growth Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of September 30, 2009.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 9/30/09 (Unaudited)

	A Shares		B Shares		C Shares		I Shares	R Shares
	since 4/30/09		since 4/30/09		since 4/30/09		since 4/30/09	since 4/30/09
		w/max		w/max		w/max
	w/o	5.75%	w/o	5.00%	w/o	1.00%	w/o	w/o
Average Annual	sales	sales	sales	sales	sales	sales	sales	sales
Total Returns	charges	charge	charges	charge	charges	charge	charges	charges

Since Inception	14.20%	7.63%	13.80%	8.80%	14.10%	13.10%	14.30%	14.00%

Gross Expense Ratio	1.53%		2.28%		2.28%		1.28%	1.78%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please call us at 1-800-847-2424 or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The expense ratio is estimated for the fund’s current fiscal year.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1 million, (ii) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1 million, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee.

Class R shares are available for purchase by investors through or in tax exempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, non-qualified deferred compensation plans, and employer sponsored 403(b) plans). Class R shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R shares is up to 0.50 percent. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower. Periods of less than one year are not annualized.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership.

The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. The Indices are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the period since inception through September 30, 2009

Market Conditions

Equity markets continued to advance during the period, as the economy tried to shrug off the worst recession it had seen in over seven decades. Most major market indexes posted double-digit returns for the period, extending the rally from earlier in the year. The seven-month rally pushed the S&P 500® Index up over 58 percent from a 12-year low on March 9, 2009. The financials sector led during the period, with securities in the commercial banks and insurance industries continuing to surge. The information technology, materials and industrials sectors were also strong performers for the period.

Performance Analysis

All share classes of Van Kampen O’Shaughnessy Large Cap Growth Fund underperformed the Russell 1000® Growth Index (the “Index”) and the S&P 500® Index for the period since inception (April 30, 2009) through September 30, 2009, assuming no deduction of applicable sales charges.

Total returns for the period since inception through September 30, 2009

					Russell 1000®	S&P 500®
Class A	Class B	Class C	Class I	Class R	Growth Index	Index

14.20%	13.80%	14.10%	14.30%	14.00%	20.96%	22.31%

The performance for the five share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Our quantitative approach focuses on metrics such as high projected earnings growth, positive earnings momentum, positive price momentum and reasonable valuations. According to our research, history has shown that these types of metrics have been among the best ways to identify those stocks that are most likely to outperform the market over the long term. Our emphasis on these characteristics has historically allowed us to profit from what we believe to be the routine mispricing of stocks.

The Fund’s underperformance relative to the Index during the period was driven primarily by the following:

•	From a factor perspective, performance relative to the Index was hurt most by exposure to growth factors, mainly strong price momentum.

•	Poor stock selection and an underweight position in the information technology sector weighed on performance for the period. Within the sector, performance was

2

hampered by positions in the software industry and the electronic equipment instruments and components industry.

•	Holdings in the consumer discretionary sector diminished performance for the period. Within the sector, several securities in the specialty retail and media industries were among the top detractors from Fund performance.

•	Positions in the financials sector weighed on performance for the period.

Although the Fund underperformed the Index during the period, there were three areas that contributed to overall performance:

•	From a factor perspective, the Fund generally benefited from value factors such as low price-to-book ratio.

•	Positions in the health care sector, an overweight for the Fund, generally boosted performance relative to the Index, as holdings in the pharmaceuticals industry were positive performers.

•	Individual positions in the energy sector had generally positive results, although an overweighting in the sector slightly detracted from performance. Specifically, securities in the oil, gas and consumable fuels industry were strong performers.

•	An underweight position in the consumer staples sector also slightly aided performance.

Market Outlook

With three quarters of the year behind us, we will not presume to predict the market’s direction for the remainder of the year or claim which segments of the market will outperform in the short term. However, we continue to believe that by making disciplined investments in companies with certain value and growth characteristics that have historically led to outperformance, we will add value over the long term. This unwavering approach and faith in our research has been successful in the past, and we steadfastly believe that we will be rewarded for this discipline going forward.

We look forward to the opportunity to serve our shareholders.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Top 10 Holdings as of 9/30/09 (Unaudited)

Kohl’s Corp.	1.6%
DIRECTV Group, Inc.	1.4
Google, Inc., Class A	1.4
Occidental Petroleum Corp.	1.3
Apple, Inc.	1.2
Coach, Inc.	1.2
Oracle Corp.	1.2
Travelers Cos., Inc.	1.2
Ross Stores, Inc.	1.1
Anadarko Petroleum Corp.	1.1

Summary of Investments by Industry Classification as of 9/30/09 (Unaudited)

Integrated Telecommunication Services	6.4%
Pharmaceuticals	5.1
Apparel Retail	3.7
Integrated Oil & Gas	3.7
Systems Software	3.6
Multi-Utilities	3.3
Oil & Gas Exploration & Production	3.1
Packaged Foods & Meats	2.8
Semiconductors	2.4
Diversified Metals & Mining	2.2
Automotive Retail	2.1
Property & Casualty Insurance	2.0
Health Care Equipment	2.0
Restaurants	1.9
Biotechnology	1.9
Electric Utilities	1.8
Internet Software & Services	1.8
Broadcasting & Cable TV	1.8
Communications Equipment	1.8
Internet Retail	1.7
Department Stores	1.6
Computer Hardware	1.6
Data Processing & Outsourced Services	1.5
Electronic Equipment Manufacturers	1.5
Gold	1.5
Diversified Chemicals	1.4
Movies & Entertainment	1.4
Managed Health Care	1.4
Computer Storage & Peripherals	1.3
IT Consulting & Other Services	1.3
Apparel, Accessories & Luxury Goods	1.2
Application Software	1.2
Wireless Telecommunication Services	1.2
Home Furnishing Retail	1.1
Oil & Gas Equipment & Services	1.1
Investment Banking & Brokerage	1.0
Household Products	1.0
Education Services	1.0
Industrial Conglomerates	1.0
Health Care Services	1.0
(continued on next page)

4

Summary of Investments by Industry Classification as of 9/30/09 (Unaudited)
(continued from previous page)

Environmental & Facilities Services	1.0%
Electronic Components	1.0
Tobacco	0.9
Insurance Brokers	0.9
Oil & Gas Drilling	0.9
Paper Packaging	0.9
Soft Drinks	0.8
Diversified Banks	0.8
Agricultural Products	0.8
Specialty Stores	0.7
Automobile Manufacturers	0.7
Food Retail	0.7
Independent Power Producers & Energy Traders	0.6
Air Freight & Logistics	0.6
Trading Companies & Distributors	0.6
Aerospace & Defense	0.6
Home Improvement Retail	0.5
Health Care Technology	0.5
Water Utilities	0.4
Hypermarkets & Super Centers	0.4
Other Diversified Financial Services	0.4
Electronic Manufacturing Services	0.4
Paper Products	0.4
Life Sciences Tools & Services	0.4
Specialized Finance	0.4
Semiconductor Equipment	0.3
Computer & Electronics Retail	0.3
Railroads	0.3
Publishing	0.3
Diversified Commercial & Professional Services	0.2
General Merchandise Stores	0.2
Gas Utilities	0.2

Total Long-Term Investments	98.5
Total Repurchase Agreements	3.1

Total Investments	101.6
Liabilities in Excess of Other Assets	(1.6)

Net Assets	100.0%

Subject to change daily. All percentages are as a percentage of net assets. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the countries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

5

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

6

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/09 - 9/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/09	9/30/09	4/1/09-9/30/09

Class A
Actual	$1,000.00	$1,142.00	$6.06
Hypothetical	1,000.00	1,018.30	6.83
(5% annual return before expenses)
Class B
Actual	1,000.00	1,138.00	9.41
Hypothetical	1,000.00	1,014.54	10.61
(5% annual return before expenses)
Class C
Actual	1,000.00	1,141.00	6.46
Hypothetical	1,000.00	1,017.85	7.28
(5% annual return before expenses)
Class I
Actual	1,000.00	1,143.00	4.94
Hypothetical	1,000.00	1,019.55	5.57
(5% annual return before expenses)
Class R
Actual	1,000.00	1,140.00	7.18
Hypothetical	1,000.00	1,017.05	8.09
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, 2.10%, 1.44%, 1.10% and 1.60% for Class A, B, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period) except for “Actual” information which reflects the period from Commencement of Operations through September 30, 2009. These expense ratios reflect an expense waiver. The Class C expense ratio reflects actual 12B-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

8

Investment Advisory Agreement Approval

The Investment Company Act of 1940 requires that the investment advisory agreement between the Fund and its investment adviser and the subadvisory agreement between the investment adviser and the investment subadviser be approved both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At a meeting held on January 6, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement and the investment subadvisory agreement are fair and reasonable and approved the investment advisory agreement and the investment subadvisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser and the investment subadviser at the request of the Board and Fund counsel, relating to the investment advisory and investment-subadvisory agreement review process. The Board also considered information received about the model portfolio, the investment strategy, portfolio management team and projected fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement and the investment subadvisory agreement, and the trustees held sessions both with management and separate from management in reviewing and considering the investment advisory agreement and the investment subadvisory agreement.

In approving the investment advisory agreement and the investment subadvisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services to be provided by the investment adviser and the investment subadviser, the projected fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s and the investment subadviser’s projected expenses in providing the services and the projected profitability of the investment adviser and the investment subadviser. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser or investment subadviser are to be shared with the Fund’s shareholders. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and the investment subadviser and their affiliates may derive from their relationship with the Fund. The Board of Trustees discussed the financial strength of the investment adviser, the investment subadviser and their affiliated companies and the capability of the personnel of the investment adviser and the investment subadviser, and specifically the strength and background of their portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business

9

judgment, that approval of the investment advisory agreement and the investment subadvisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services to be Provided. The Board of Trustees considered the roles and responsibilities of the investment adviser and the investment subadviser as a whole and those specific to portfolio management, support and trading functions anticipated to be servicing the Fund. The trustees discussed with the investment adviser and the investment subadviser the resources available in managing the Fund. The trustees also discussed certain other services which are to be provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services to be provided by the investment adviser and the investment subadviser support its decision to approve the investment advisory agreement and the investment subadvisory agreement.

Projected Fees and Expenses of the Fund. The Board of Trustees reviewed the projected fees and expenses of the Fund compared to its peers. The trustees discussed with the investment adviser and the investment subadviser the performance goals in managing the Fund. When considering a fund’s performance, the trustees and management place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance). The trustees discussed with the investment adviser and the investment subadviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser, the investment subadviser and others in the marketplace. The trustees reviewed not only the advisory fees but other projected fees and expenses (whether payable to the adviser, its affiliates or others) and the Fund’s overall projected expense ratio. The Board has determined that the projected fees and expenses of the Fund support its decision to approve the investment advisory agreement and the investment subadvisory agreement.

Investment Adviser’s and Investment Subadviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees expect to review the investment adviser’s and the investment subadviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the investment subadviser and the profitability of the investment adviser and the investment subadviser. These profitability reports are put together by management with the oversight of the Board. The Board has determined that the analysis of the expenses and projected profitability of the investment adviser and the investment subadviser support its decision to approve the investment advisory agreement and the investment subadvisory agreement.

Economies of Scale. The Board of Trustees considered the projected size of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. The trustees discussed with management how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to projected asset levels and/or whether the

10

advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the potential economies of scale of the Fund support its decision to approve the investment advisory agreement and the investment subadvisory agreement.

Other Benefits of the Relationship. The Board of Trustees considered other benefits to the investment adviser, the investment subadviser and their affiliates derived from the investment adviser’s and the investment subadviser’s relationships with the Fund and other funds advised by the investment adviser and the investment subadviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser and the investment subadviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees reviewed with management each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser, the investment subadviser or their affiliates support its decision to approve the investment advisory agreement and the investment subadvisory agreement.

11

Van Kampen O’Shaughnessy Large Cap Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)

	Number of
Description	Shares	Value

Common Stocks 98.5%
Aerospace & Defense 0.6%
Goodrich Corp.	211	$11,466

Agricultural Products 0.8%
Archer-Daniels-Midland Co.	555	16,217

Air Freight & Logistics 0.6%
C.H. Robinson Worldwide, Inc.	200	11,550

Apparel, Accessories & Luxury Goods 1.2%
Coach, Inc.	764	25,151

Apparel Retail 3.7%
Aeropostale, Inc. (a)	420	18,258
Gap, Inc.	966	20,672
Ross Stores, Inc.	478	22,834
TJX Cos., Inc.	398	14,786

		76,550

Application Software 1.2%
Citrix Systems, Inc. (a)	450	17,653
Intuit, Inc. (a)	241	6,869

		24,522

Automobile Manufacturers 0.7%
Nissan Motor Co., Ltd.—ADR (Japan) (a)	1,061	14,143

Automotive Retail 2.1%
Advance Auto Parts, Inc.	237	9,309
AutoZone, Inc. (a)	111	16,230
O’Reilly Automotive, Inc. (a)	518	18,721

		44,260

Biotechnology 1.9%
Amgen, Inc. (a)	152	9,155
Biogen Idec, Inc. (a)	204	10,306
Cephalon, Inc. (a)	106	6,174
Genzyme Corp. (a)	73	4,141
Gilead Sciences, Inc. (a)	202	9,409

		39,185

Broadcasting & Cable TV 1.8%
Comcast Corp., Class A	405	6,841
DIRECTV Group, Inc. (a)	1,088	30,007

		36,848

Communications Equipment 1.8%
3Com Corp. (a)	1,571	8,217
Juniper Networks, Inc. (a)	311	8,403
QUALCOMM, Inc.	437	19,656

		36,276

12
See Notes to Financial Statements

Van Kampen O’Shaughnessy Large Cap Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Computer & Electronics Retail 0.3%
Best Buy Co., Inc.	164	$6,153

Computer Hardware 1.6%
Apple, Inc. (a)	139	25,767
IBM Corp.	56	6,698

		32,465

Computer Storage & Peripherals 1.3%
EMC Corp. (a)	1,063	18,114
Western Digital Corp. (a)	231	8,438

		26,552

Data Processing & Outsourced Services 1.5%
Affiliated Computer Services, Inc., Class A (a)	79	4,279
Automatic Data Processing, Inc.	184	7,231
Fiserv, Inc. (a)	155	7,471
Iron Mountain, Inc. (a)	484	12,904

		31,885

Department Stores 1.6%
Kohl’s Corp. (a)	572	32,633

Diversified Banks 0.8%
National Bank of Greece SA—ADR (Greece)	1,201	8,659
United Overseas Bank, Ltd.—ADR (Singapore)	354	8,351

		17,010

Diversified Chemicals 1.4%
Akzo Nobel NV—ADR (Netherlands)	210	13,016
BASF SE—ADR (Germany)	316	16,748

		29,764

Diversified Commercial & Professional Services 0.2%
SAIC, Inc. (a)	268	4,701

Diversified Metals & Mining 2.2%
Anglo American PLC—ADR (United Kingdom) (a)	753	11,958
Peabody Energy Corp.	332	12,357
Sterlite Industries India Ltd.—ADR (India)	1,318	21,048

		45,363

Education Services 1.0%
Apollo Group, Inc., Class A (a)	150	11,051
ITT Educational Services, Inc. (a)	93	10,268

		21,319

Electric Utilities 1.8%
Enersis SA—ADR (Chile)	657	12,122
Progress Energy, Inc.	452	17,655
Southern Co.	246	7,791

		37,568

Electronic Components 1.0%
Kyocera Corp.—ADR (Japan)	223	20,462

13
See Notes to Financial Statements

Van Kampen O’Shaughnessy Large Cap Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Electronic Equipment Manufacturers 1.5%
Dolby Laboratories, Inc., Class A (a)	155	$5,919
FUJIFILM Holdings Corp.—ADR (Japan)	335	9,983
LG.Philips LCD Co., Ltd.—ADR (Republic of Korea (South Korea))	1,111	15,921

		31,823

Electronic Manufacturing Services 0.4%
Tyco Electronics Ltd. (Switzerland)	376	8,377

Environmental & Facilities Services 1.0%
Tetra Tech, Inc. (a)	366	9,710
Waste Management, Inc.	361	10,765

		20,475

Food Retail 0.7%
Koninklijke Ahold NV—ADR (Netherlands)	600	7,230
Kroger Co.	330	6,811

		14,041

Gas Utilities 0.2%
UGI Corp.	162	4,060

General Merchandise Stores 0.2%
Family Dollar Stores, Inc.	159	4,198

Gold 1.5%
AngloGold Ashanti Ltd.—ADR (South Africa)	175	7,133
Goldcorp, Inc. (Canada)	192	7,751
Newmont Mining Corp.	354	15,583

		30,467

Health Care Equipment 2.0%
C.R. Bard, Inc.	80	6,289
Edwards Lifesciences Corp. (a)	104	7,271
Hospira, Inc. (a)	190	8,474
Intuitive Surgical, Inc. (a)	50	13,112
Saint Jude Medical, Inc. (a)	145	5,656

		40,802

Health Care Services 1.0%
Express Scripts, Inc. (a)	159	12,335
Quest Diagnostics, Inc.	163	8,507

		20,842

Health Care Technology 0.5%
Cerner Corp. (a)	131	9,799

Home Furnishing Retail 1.1%
Bed Bath & Beyond, Inc. (a)	586	21,998

Home Improvement Retail 0.5%
Sherwin-Williams Co.	165	9,926

14
See Notes to Financial Statements

Van Kampen O’Shaughnessy Large Cap Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Household Products 1.0%
Clorox Co.	159	$9,353
Kingfisher PLC—ADR (United Kingdom)	1,166	7,824
Procter & Gamble Co.	72	4,170

		21,347

Hypermarkets & Super Centers 0.4%
Wal-Mart Stores, Inc.	178	8,738

Independent Power Producers & Energy Traders 0.6%
AES Corp. (a)	859	12,730

Industrial Conglomerates 1.0%
3M Co.	109	8,044
Koninklijke Philips Electronics NV (Netherlands)	530	12,911

		20,955

Insurance Brokers 0.9%
Aon Corp.	321	13,062
Marsh & McLennan Cos., Inc.	259	6,405

		19,467

Integrated Oil & Gas 3.7%
Chevron Corp.	297	20,918
Exxon Mobil Corp.	238	16,329
Nexen Inc. (Canada)	512	11,556
Occidental Petroleum Corp.	351	27,518

		76,321

Integrated Telecommunication Services 6.4%
AT&T, Inc.	527	14,234
China Telecom Corp., Ltd.—ADR (China)	248	11,730
Nippon Telegraph & Telephone Corp.—ADR (Japan)	606	13,956
Portugal Telecom SGPS SA—ADR (Portugal)	1,163	12,340
Qwest Communications International, Inc.	2,445	9,316
Swisscom AG—ADR (Switzerland)	146	5,212
Telecomunicacoes de Sao Paulo SA—ADR (Brazil)	252	6,441
Telefonica SA—ADR (Spain)	107	8,871
Telefonos de Mexico SAB de CV—ADR (Mexico)	687	11,981
Telekomunikasi Indonesia Tbk PT—ADR (Indonesia)	354	12,638
Telenor ASA—ADR (Norway) (a)	265	9,278
Verizon Communications, Inc.	553	16,739

		132,736

Internet Retail 1.7%
Amazon.com, Inc. (a)	170	15,871
Netflix, Inc. (a)	138	6,371
Priceline.com, Inc. (a)	75	12,437

		34,679

15
See Notes to Financial Statements

Van Kampen O’Shaughnessy Large Cap Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Internet Software & Services 1.8%
eBay, Inc. (a)	365	$8,618
Google, Inc., Class A (a)	57	28,263

		36,881

Investment Banking & Brokerage 1.0%
Goldman Sachs Group, Inc.	117	21,569

IT Consulting & Other Services 1.3%
Cognizant Technology Solutions Corp., Class A (a)	346	13,377
Infosys Technologies Ltd.—ADR (India)	266	12,898

		26,275

Life Sciences Tools & Services 0.4%
Life Technologies Corp. (a)	170	7,914

Managed Health Care 1.4%
UnitedHealth Group, Inc.	499	12,495
WellPoint, Inc. (a)	352	16,671

		29,166

Movies & Entertainment 1.4%
Time Warner, Inc.	291	8,375
Viacom, Inc., Class B (a)	762	21,366

		29,741

Multi-Utilities 3.3%
Consolidated Edison, Inc.	308	12,610
PG&E Corp.	370	14,981
PNM Resources, Inc.	657	7,674
Sempra Energy	445	22,165
Wisconsin Energy Corp.	91	4,110
Xcel Energy, Inc.	362	6,965

		68,505

Oil & Gas Drilling 0.9%
Diamond Offshore Drilling, Inc.	112	10,698
Noble Corp. (Switzerland)	224	8,503

		19,201

Oil & Gas Equipment & Services 1.1%
National-Oilwell Varco, Inc. (a)	293	12,637
Tenaris, SA—ADR (Luxembourg)	261	9,297

		21,934

Oil & Gas Exploration & Production 3.1%
Anadarko Petroleum Corp.	354	22,206
CNOOC Ltd.—ADR (Hong Kong)	57	7,720
Southwestern Energy Co. (a)	314	13,402
Talisman Energy, Inc. (Canada)	1,175	20,374

		63,702

Other Diversified Financial Services 0.4%
JPMorgan Chase & Co.	194	8,501

16
See Notes to Financial Statements

Van Kampen O’Shaughnessy Large Cap Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Packaged Foods & Meats 2.8%
Campbell Soup Co.	126	$4,110
ConAgra Foods, Inc.	240	5,203
Del Monte Foods Co.	1,508	17,463
General Mills, Inc.	111	7,146
Hershey Co.	362	14,067
Kraft Foods, Inc., Class A	374	9,825

		57,814

Paper Packaging 0.9%
Rock-Tenn Co., Class A	404	19,032

Paper Products 0.4%
International Paper Co.	362	8,047

Pharmaceuticals 5.1%
Abbott Laboratories	245	12,120
AstraZeneca PLC—ADR (United Kingdom)	292	13,126
Biovail Corp. (Canada)	393	6,064
Bristol-Myers Squibb Co.	831	18,714
GlaxoSmithKline PLC—ADR (United Kingdom)	283	11,181
Johnson & Johnson	120	7,307
Merck & Co., Inc.	246	7,781
Pfizer, Inc.	883	14,614
Sanofi Aventis—ADR (France)	220	8,129
Teva Pharmaceutical Industries Ltd.—ADR (Israel)	147	7,432

		106,468

Property & Casualty Insurance 2.0%
Chubb Corp.	351	17,694
Travelers Cos., Inc.	495	24,369

		42,063

Publishing 0.3%
McGraw-Hill Cos., Inc.	215	5,405

Railroads 0.3%
Norfolk Southern Corp.	132	5,691

Restaurants 1.9%
Darden Restaurants, Inc.	270	9,215
McDonald’s Corp.	181	10,330
Starbucks Corp. (a)	650	13,422
Yum! Brands, Inc.	189	6,381

		39,348

Semiconductor Equipment 0.3%
Tessera Technologies, Inc. (a)	225	6,275

17
See Notes to Financial Statements

Van Kampen O’Shaughnessy Large Cap Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Semiconductors 2.4%
Altera Corp.	471	$9,660
Broadcom Corp., Class A (a)	236	7,243
Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Republic of China (Taiwan))	1,057	11,585
Texas Instruments, Inc.	374	8,860
United Microelectronics Corp.—ADR (Republic of China (Taiwan)) (a)	3,236	12,297

		49,645

Soft Drinks 0.8%
Coca-Cola Enterprises, Inc.	816	17,471

Specialized Finance 0.4%
IntercontinentalExchange, Inc. (a)	81	7,872

Specialty Stores 0.7%
Staples, Inc.	321	7,454
Tractor Supply Co. (a)	158	7,650

		15,104

Systems Software 3.6%
BMC Software, Inc. (a)	335	12,572
Check Point Software Technologies Ltd. (Israel) (a)	300	8,505
McAfee, Inc. (a)	386	16,903
Microsoft Corp.	467	12,091
Oracle Corp.	1,198	24,966

		75,037

Tobacco 0.9%
Altria Group, Inc.	232	4,132
Philip Morris International, Inc.	319	15,548

		19,680

Trading Companies & Distributors 0.6%
WW Grainger, Inc.	129	11,527

Water Utilities 0.4%
Aqua America, Inc.	521	9,190

Wireless Telecommunication Services 1.2%
Mobile TeleSystems—ADR (Russia)	258	12,454
NTT DoCoMo, Inc.—ADR (Japan)	750	11,895

		24,349

Total Long-Term Investments 98.5% (Cost $1,883,866)		2,039,231

18
See Notes to Financial Statements

Van Kampen O’Shaughnessy Large Cap Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

Description	Value

Repurchase Agreements 3.1%
Banc of America Securities ($15,299 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.04%, dated 09/30/09, to be sold on 10/01/09 at $15,299)	$15,299
JPMorgan Chase & Co. ($46,128 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 09/30/09, to be sold on 10/01/09 at $46,128)	46,128
State Street Bank & Trust Co. ($2,573 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 09/30/09, to be sold on 10/01/09 at $2,573)	2,573

Total Repurchase Agreements 3.1% (Cost $64,000)	64,000

Total Investments 101.6% (Cost $1,947,866)	2,103,231

Liabilities in Excess of Other Assets (1.6%)	(32,344)

Net Assets 100.0%	$2,070,887

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

ADR—American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investment	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position
Common Stocks
Integrated Telecommunication Services	$132,736	$—	$—	$132,736
Pharmaceuticals	106,468	—	—	106,468
Apparel Retail	76,550	—	—	76,550
Integrated Oil & Gas	76,321	—	—	76,321
Systems Software	75,037	—	—	75,037
Multi-Utilities	68,505	—	—	68,505

19
See Notes to Financial Statements

Van Kampen O’Shaughnessy Large Cap Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investment	Quoted Prices	Observable Inputs	Inputs	Total

Oil & Gas Exploration & Production	$63,702	$—	$—	$63,702
Packaged Foods & Meats	57,814	—	—	57,814
Semiconductors	49,645	—	—	49,645
Diversified Metals & Mining	45,363	—	—	45,363
Automotive Retail	44,260	—	—	44,260
Property & Casualty Insurance	42,063	—	—	42,063
Health Care Equipment	40,802	—	—	40,802
Restaurants	39,348	—	—	39,348
Biotechnology	39,185	—	—	39,185
Electric Utilities	37,568	—	—	37,568
Internet Software & Services	36,881	—	—	36,881
Broadcasting & Cable TV	36,848	—	—	36,848
Communications Equipment	36,276	—	—	36,276
Internet Retail	34,679	—	—	34,679
Department Stores	32,633	—	—	32,633
Computer Hardware	32,465	—	—	32,465
Data Processing & Outsourced Services	31,885	—	—	31,885
Electronic Equipment Manufacturers	31,823	—	—	31,823
Gold	30,467	—	—	30,467
Diversified Chemicals	29,764	—	—	29,764
Movies & Entertainment	29,741	—	—	29,741
Managed Health Care	29,166	—	—	29,166
Computer Storage & Peripherals	26,552	—	—	26,552
IT Consulting & Other Services	26,275	—	—	26,275
Apparel, Accessories & Luxury Goods	25,151	—	—	25,151
Application Software	24,522	—	—	24,522
Wireless Telecommunication Services	24,349	—	—	24,349
Home Furnishing Retail	21,998	—	—	21,998
Oil & Gas Equipment & Services	21,934	—	—	21,934
Investment Banking & Brokerage	21,569	—	—	21,569
Household Products	21,347	—	—	21,347
Education Services	21,319	—	—	21,319
Industrial Conglomerates	20,955	—	—	20,955
Health Care Services	20,842	—	—	20,842
Environmental & Facilities Services	20,475	—	—	20,475
Electronic Components	20,462	—	—	20,462
Insurance Brokers	19,467	—	—	19,467
Tobacco	19,680	—	—	19,680
Oil & Gas Drilling	19,201	—	—	19,201
Paper Packaging	19,032	—	—	19,032
Soft Drinks	17,471	—	—	17,471
Diversified Banks	17,010	—	—	17,010
Agricultural Products	16,217	—	—	16,217
Specialty Stores	15,104	—	—	15,104
Automobile Manufacturers	14,143	—	—	14,143
Food Retail	14,041	—	—	14,041

20
See Notes to Financial Statements

Van Kampen O’Shaughnessy Large Cap Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investment	Quoted Prices	Observable Inputs	Inputs	Total

Independent Power Producers & Energy Traders	$12,730	$—	$—	$12,730
Air Freight & Logistics	11,550	—	—	11,550
Trading Companies & Distributors	11,527	—	—	11,527
Aerospace & Defense	11,466	—	—	11,466
Home Improvement Retail	9,926	—	—	9,926
Health Care Technology	9,799	—	—	9,799
Water Utilities	9,190	—	—	9,190
Hypermarkets & Super Centers	8,738	—	—	8,738
Other Diversified Financial Services	8,501	—	—	8,501
Electronic Manufacturing Services	8,377	—	—	8,377
Paper Products	8,047	—	—	8,047
Life Sciences Tools & Services	7,914	—	—	7,914
Specialized Finance	7,872	—	—	7,872
Semiconductor Equipment	6,275	—	—	6,275
Computer & Electronics Retail	6,153	—	—	6,153
Railroads	5,691	—	—	5,691
Publishing	5,405	—	—	5,405
Diversified Commercial & Professional Services	4,701	—	—	4,701
General Merchandise Stores	4,198	—	—	4,198
Gas Utilities	4,060	—	—	4,060
Short-Term Investments	—	64,000	—	64,000

Total Investments in an Asset Position	$2,039,231	$64,000	$—	$2,103,231

21
See Notes to Financial Statements

Van Kampen O’Shaughnessy Large Cap Growth Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2009 (Unaudited)

Assets:
Total Investments (Cost $1,947,866)	$2,103,231
Cash	53
Receivables:
Investments Sold	176,519
Fund Shares Sold	53,235
Expense Reimbursement from Adviser	29,966
Dividends	2,027
Unamortized Offering Costs	83,058
Other	1,848

Total Assets	2,449,937

Liabilities:
Payables:
Investments Purchased	256,269
Offering Costs	53,842
Distributor and Affiliates	6,605
Trustees’ Deferred Compensation and Retirement Plans	1,677
Accrued Expenses	60,657

Total Liabilities	379,050

Net Assets	$2,070,887

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$1,891,781
Net Unrealized Appreciation	155,365
Accumulated Net Realized Gain	19,786
Accumulated Undistributed Net Investment Income	3,955

Net Assets	$2,070,887

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $649,768 and 56,920 shares of beneficial interest issued and outstanding)	$11.42
Maximum sales charge (5.75%* of offering price)	0.70

Maximum offering price to public	$12.12

Class B Shares:
Net asset value and offering price per share (Based on net assets of $135,589 and 11,918 shares of beneficial interest issued and outstanding)	$11.38

Class C Shares:
Net asset value and offering price per share (Based on net assets of $485,959 and 42,609 shares of beneficial interest issued and outstanding)	$11.41

Class I Shares:
Net asset value and offering price per share (Based on net assets of $685,558 and 60,000 shares of beneficial interest issued and outstanding)	$11.43

Class R Shares:
Net asset value and offering price per share (Based on net assets of $114,013 and 10,000 shares of beneficial interest issued and outstanding)	$11.40

*	On sales of $50,000 or more, the sales charge will be reduced.

22
See Notes to Financial Statements

Van Kampen O’Shaughnessy Large Cap Growth Fund
Financial Statements  continued

Statement of Operations
For the Period April 30, 2009 (Commencement of Operation) to September 30, 2009 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $339)	$11,099
Interest	43

Total Income	11,142

Expenses:
Offering	59,942
Reports to Shareholders	21,491
Professional Fees	18,584
Registration Fees	17,475
Accounting and Administrative Expenses	14,477
Custody	11,382
Transfer Agent Fees	7,148
Trustees’ Fees and Related Expenses	4,850
Investment Advisory Fee	4,336
Distribution (12b-1) and Service Fees
Class A	340
Class B	493
Class C	170
Class R	222
Other	5,180

Total Expenses	166,090
Expense Reduction	158,903

Net Expenses	7,187

Net Investment Income	$3,955

Realized and Unrealized Gain/Loss:
Net Realized Gain	$19,786

Unrealized Appreciation/Depreciation:
Beginning of the Period	-0-
End of the Period	155,365

Net Unrealized Appreciation During the Period	155,365

Net Realized and Unrealized Gain	$175,151

Net Increase in Net Assets From Operations	$179,106

23
See Notes to Financial Statements

Van Kampen O’Shaughnessy Large Cap Growth Fund
Financial Statements  continued

Statement of Changes in Net Assets (Unaudited)

For the Period
April 30, 2009
Commencement of
Operations) to
September 30, 2009

From Investment Activities:
Net Investment Income	$3,955
Net Realized Gain	19,786
Net Unrealized Appreciation During the Period	155,365

Net Change in Net Assets from Investment Activities	179,106

From Capital Transactions:
Proceeds from Shares Sold	1,891,781

Net Change in Net Assets	2,070,887
Net Assets:
Beginning of the period	-0-

End of the Period (Including accumulated undistributed net investment income of $3,955)	$2,070,887

24
See Notes to Financial Statements

Van Kampen O’Shaughnessy Large Cap Growth Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

April 30, 2009
(Commencement of
Operations) to
Class A Shares	September 30, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.03
Net Realized and Unrealized Gain	1.39

Total from Investment Operations	1.42

Net Asset Value, End of the Period	$11.42

Total Return* (b)	14.20% **
Net Assets at End of the Period (In millions)	$0.6
Ratio of Expenses to Average Net Assets*	1.35%
Ratio of Net Investment Income to Average Net Assets*	0.61%
Portfolio Turnover	79% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	29.65%
Ratio of Net Investment Loss to Average Net Assets	(27.69% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 0.25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Non-Annualized

25
See Notes to Financial Statements

Van Kampen O’Shaughnessy Large Cap Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

	April 30, 2009
	(Commencement of
	Operations) to
Class B Shares	September 30, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	-0-	(b)
Net Realized and Unrealized Gain	1.38

Total from Investment Operations	1.38

Net Asset Value, End of the Period	$11.38

Total Return* (c)	13.80%	**
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets*	2.10%
Ratio of Net Investment Loss to Average Net Assets*	(0.04%	)
Portfolio Turnover	79%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	31.40%
Ratio of Net Investment Loss to Average Net Assets	(29.35%	)

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Non-Annualized

26
See Notes to Financial Statements

Van Kampen O’Shaughnessy Large Cap Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

April 30, 2009
(Commencement of
Operations) to
Class C Shares	September 30, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.03
Net Realized and Unrealized Gain	1.38

Total from Investment Operations	1.41

Net Asset Value, End of the Period	$11.41

Total Return* (b) (c)	14.10% **
Net Assets at End of the Period (In millions)	$0.5
Ratio of Expenses to Average Net Assets* (c)	1.44%
Ratio of Net Investment Income to Average Net Assets* (c)	0.61%
Portfolio Turnover	79% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	30.22%
Ratio of Net Investment Loss to Average Net Assets (c)	(28.17% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 5).

**	Non-Annualized

27
See Notes to Financial Statements

Van Kampen O’Shaughnessy Large Cap Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

April 30, 2009
(Commencement of
Operations) to
Class I Shares	September 30, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.04
Net Realized and Unrealized Gain	1.39

Total from Investment Operations	1.43

Net Asset Value, End of the Period	$11.43

Total Return* (b)	14.30% **
Net Assets at End of the Period (In millions)	$0.7
Ratio of Expenses to Average Net Assets*	1.10%
Ratio of Net Investment Income to Average Net Assets*	1.00%
Portfolio Turnover	79% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	31.02%
Ratio of Net Investment Loss to Average Net Assets	(28.92% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Non-Annualized

28
See Notes to Financial Statements

Van Kampen O’Shaughnessy Large Cap Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

April 30, 2009
(Commencement of
Operations) to
Class R Shares	September 30, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.02
Net Realized and Unrealized Gain	1.38

Total from Investment Operations	1.40

Less:
Net Asset Value, End of the Period	$11.40

Total Return* (b)	14.00% **
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets*	1.60%
Ratio of Net Investment Income to Average Net Assets*	0.47%
Portfolio Turnover	79% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	31.05%
Ratio of Net Investment Loss to Average Net Assets	(28.98% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return includes combined Rule 12b-1 fees and service fees of up to 0.50% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Non-Annualized

29
See Notes to Financial Statements

Van Kampen O’Shaughnessy Large Cap Growth Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen O’Shaughnessy Large Cap Growth Fund (the “Fund”) is organized as a series of Van Kampen Partners Trust, a Delaware statutory trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek long-term capital appreciation. The Fund invests primarily in common stocks and other equity securities of large capitalization companies. The Fund commenced investment operations on April 30, 2009. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

30

Van Kampen O’Shaughnessy Large Cap Growth Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant tax positions that would require recognition in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income

31

Van Kampen O’Shaughnessy Large Cap Growth Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states.
At September 30, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$1,952,052

Gross tax unrealized appreciation	$166,888
Gross tax unrealized depreciation	(15,709)

Net tax unrealized appreciation on investments	$151,179

F. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of deferral of losses relating to wash sale transactions.

G. Offering Costs Offering costs are amortized, on a straight-line basis, over a twelve month period.

H. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through November 20, 2009, the date the financial statements were effectively issued. Management has determined that other than the event described in Note 7, there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of 0.80% of the average daily net assets of the Fund.
The Adviser has entered into a subadvisory agreement with O’Shaughnessy Asset Management, LLC (the “Subadviser”). The Subadviser provides the Fund with investment advisory services subject to the overall supervision of the Adviser and the Fund’s officers and trustees. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.
The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 1.35%, 2.10%, 1.44%, 1.10% and 1.60% for Classes A, B, C, I and R Shares, respectively. The fee waivers or expense reimbursements are voluntary. After April 30, 2010, they can be discontinued at any time. For the period ended September 30, 2009, the Adviser waived or reimbursed approximately $158,900 of its advisory fees or other expenses.

32

Van Kampen O’Shaughnessy Large Cap Growth Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

For the period ended September 30, 2009, the Fund recognized expenses of approximately $200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the period ended September 30, 2009, the Fund recognized expenses of approximately $16,200 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended September 30, 2009, the Fund recognized expenses of approximately $6,700 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $1,800 are included in “Other” assets on the Statement of Assets and Liabilities at September 30, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the period ended September 30, 2009, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, totaling $54.
For the period ended September 30, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $2,300. There were no contingent deferred sales charges (CDSC) on redeemed shares. Sales charges do not represent expenses of the Fund.
At September 30, 2009, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 10,000 shares of Class A, 10,000 shares of Class B, 10,000 shares of Class C, 10,000 shares of Class I, and 10,000 shares of Class R.

33

Van Kampen O’Shaughnessy Large Cap Growth Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

3. Capital Transactions
For the period ended September 30, 2009, transactions were as follows:

	For The
	Period Ended
	September 30, 2009
	Shares	Value

Sales:
Class A	56,920	$601,639
Class B	11,918	120,273
Class C	42,609	469,869
Class I	60,000	600,000
Class R	10,000	100,000

Total Sales	181,447	$1,891,781

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $2,929,430 and $1,065,351, respectively.

5. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $200 and $0 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

6. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Subsequent Event
On October 19, 2009, Morgan Stanley & Co., Inc., the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. The transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

34

Van Kampen O’Shaughnessy Large Cap Growth Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Investment Subadviser
O’Shaughnessy Asset Management, LLC
6 Suburban Avenue
Stamford, Connecticut 06901

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

35

Your Notes

Your Notes

Van Kampen O’Shaughnessy Large Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen O’Shaughnessy Large Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen O’Shaughnessy Large Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

(continued on next page)

Van Kampen O’Shaughnessy Large Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen O’Shaughnessy Large Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

749, 849, 949, 694, 579
OSLCSAN 11/09
IU09-05015P-Y09/09

SEMIANNUAL REPORT

September 30, 2009

MUTUAL FUNDS Van Kampen O’Shaughnessy Small/Mid Cap Growth Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen O’Shaughnessy Small/Mid Cap Growth Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of September 30, 2009.

This material must be preceded or accompanied by a fund prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 9/30/09 (Unaudited)

	A Shares		B Shares		C Shares		I Shares	R Shares
	since 4/30/09		since 4/30/09		since 4/30/09		since 4/30/09	since 4/30/09
		w/max		w/max		w/max
	w/o	5.75%	w/o	5.00%	w/o	1.00%	w/o	w/o
Average Annual	sales	sales	sales	sales	sales	sales	sales	sales
Total Returns	charges	charge	charges	charge	charges	charge	charges	charges

Since Inception	14.20%	7.63%	14.00%	9.00%	13.90%	12.90%	14.40%	14.10%

Gross Expense Ratio	1.73%		2.48%		2.48%		1.48%	1.98%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please call us at 1-800-847-2424 or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The expense ratio is estimated for the fund’s current fiscal year.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1 million, (ii) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1 million, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Class R shares are available for purchase by investors through or in tax exempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, non-qualified deferred compensation plans, and employer sponsored 403(b) plans). Class R shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R shares is up to 0.50 percent. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower. Periods of less than one year are not annualized.

The Russell 2500 Growth Index measures the performance of those companies in the Russell 2500 index with higher price-to-ratios and higher forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report
For the period since inception through September 30, 2009

Market Conditions

Equity markets continued to advance during the period, as the economy tried to shrug off the worst recession it had seen in over seven decades. Most major market indexes posted double-digit returns for the period, extending the rally from earlier in the year. The seven-month rally pushed the S&P 500® Index up over 58 percent from a 12-year low on March 9, 2009. The financials sector led during the period, with securities in the commercial banks and insurance industries continuing to surge. The information technology, materials and industrials sectors were also strong performers for the period.

Performance Analysis

All share classes of Van Kampen O’Shaughnessy Small/Mid Cap Growth Fund underperformed the Russell 2500® Growth Index (the “Index”) for the period since inception (April 30, 2009) through September 30, 2009, assuming no deduction of applicable sales charges.

Total returns for the period since inception through September 30, 2009

					Russell 2500®
Class A	Class B	Class C	Class I	Class R	Growth Index

14.20%	14.00%	13.90%	14.40%	14.10%	24.23%

The performance for the five share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Our quantitative approach focuses on metrics such as strong price momentum, reasonable valuation and earnings forecasts. According to our research, history has shown that these types of metrics have been among the best ways to identify those stocks that are most likely to outperform the market over the long term. Our emphasis on these characteristics has historically allowed us to profit from what we believe to be the routine mispricing of stocks.

The Fund’s underperformance relative to the Index during the period was driven primarily by the following:

•	From a factor perspective, performance was hampered most by exposure to growth factors, mainly due an overweighting to strong price momentum which has underperformed since the March 9 lows.

•	Positions in the consumer discretionary sector, an overweight for the Fund, were among the top detractors from Fund performance for the period. Within the sector, several specialty retail companies were among the weakest performers.

•	An underweight in the information technology sector also heavily weighed on performance for the period. Specifically, positions in the computers and peripherals and the communications equipment industries had a negative impact on performance.

•	Positions in the health care sector also held back performance for the period.

Although the Fund underperformed the Index during the period, there were four areas that contributed to overall performance:

•	From a factor perspective, the Fund generally benefited from value factors such as low price-to-sales and low debt-to-equity ratios.

•	An underweight position in the industrials sector had a positive impact on performance relative to the Index.

•	Positions in the financials sector were additive, as several insurance industry holdings advanced during the period.

•	An overweight position in the materials sector also contributed positively to performance.

Market Outlook

With three quarters of the year behind us, we will not presume to predict the market’s direction for the remainder of the year or claim which segments of the market will outperform in the short term. However, we continue to believe that by making disciplined investments in companies with certain value and growth characteristics that have historically led to outperformance, we will add value over the long term. This unwavering approach and faith in our research has been successful in the past, and although past performance is no guarantee of future results, we steadfastly believe that we will be rewarded for this discipline going forward.

We look forward to the opportunity to serve our shareholders.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Top 10 Holdings as of 9/30/09 (Unaudited)

Green Mountain Coffee Roasters, Inc.	2.0%
Valassis Communications, Inc.	1.7
Central Garden & Pet Co., Class A	1.4
Computer Programs & Systems, Inc.	1.3
Corinthian Colleges, Inc.	1.3
99 Cents Only Stores	1.2
Ruby Tuesday, Inc.	1.2
Scotts Miracle-Gro Co., Class A	1.1
Ford Motor Co.	1.1
DeVry, Inc.	1.1

Summary of Investments by Industry Classification as of 9/30/09 (Unaudited)

Restaurants	5.7%
Apparel Retail	4.0
Packaged Foods & Meats	3.8
Education Services	3.7
Automotive Retail	3.6
Internet Retail	2.9
General Merchandise Stores	2.6
Auto Parts & Equipment	2.6
Health Care Equipment	2.4
Semiconductor Equipment	2.4
Communications Equipment	2.3
Airlines	2.2
Apparel, Accessories & Luxury Goods	2.2
Systems Software	2.0
Electrical Components & Equipment	1.9
Automobile Manufacturers	1.8
Biotechnology	1.8
Semiconductors	1.7
Soft Drinks	1.7
IT Consulting & Other Services	1.7
Publishing	1.7
Household Products	1.4
Fertilizers & Agricultural Chemicals	1.4
Diversified Metals & Mining	1.3
Diversified Chemicals	1.3
Health Care Technology	1.3
Casinos & Gaming	1.2
Pharmaceuticals	1.1
Life & Health Insurance	1.1
Real Estate Management & Development	1.1
Aerospace & Defense	1.0
Cable & Satellite	1.0
Multi-Line Insurance	1.0
Application Software	1.0
Home Furnishings	1.0
Building Products	0.9
Alternative Carriers	0.9
Oil & Gas Exploration & Production	0.9
Computer Storage & Peripherals	0.8
Health Care Services	0.8
Drug Retail	0.8
Construction Materials	0.7
Distributors	0.7
(continued on next page)

Summary of Investments by Industry Classification as of 9/30/09 (Unaudited)
(continued from previous page)

Paper Packaging	0.7
Food Retail	0.7
Property & Casualty Insurance	0.7
Construction & Farm Machinery & Heavy Trucks	0.6
Footwear	0.6
Health Care Supplies	0.6
Home Furnishing Retail	0.6
Agricultural Products	0.6
Investment Banking & Brokerage	0.5
Tires & Rubber	0.5
Department Stores	0.5
Gold	0.5
Integrated Telecommunication Services	0.4
Electronic Components	0.4
Health Care Facilities	0.4
Personal Products	0.4
Wireless Telecommunication Services	0.4
Data Processing & Outsourced Services	0.4
Specialty Chemicals	0.4
Regional Banks	0.4
Distillers & Vintners	0.4
Movies & Entertainment	0.4
Coal & Consumable Fuels	0.4
Internet Software & Services	0.4
Water Utilities	0.4
Metal & Glass Containers	0.3
Electronic Manufacturing Services	0.3
Paper Products	0.3
Multi-Utilities	0.3
Housewares & Specialties	0.2
Consumer Finance	0.2
Homebuilding	0.2
Home Improvement Retail	0.2
Aluminum	0.2
Specialty Stores	0.2
Office Services & Supplies	0.2
Oil & Gas Equipment & Services	0.2
Precious Metals & Minerals	0.2
Life Sciences Tools & Services	0.2
Construction & Engineering	0.2
Industrial Conglomerates	0.2

Total Long-Term Investments	93.3
Total Repurchase Agreements	3.2

Total Investments	96.5
Other Assets in Excess of Liabilities	3.5

Net Assets	100.0%

Subject to change daily. All percentages are as a percentage of net assets. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the countries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/09 - 9/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/09	9/30/09	4/1/09-9/30/09

Class A
Actual	$1,000.00	$1,142.00	$6.51
Hypothetical	1,000.00	1,017.80	7.33
(5% annual return before expenses)
Class B
Actual	1,000.00	1,140.00	8.52
Hypothetical	1,000.00	1,015.54	9.60
(5% annual return before expenses)
Class C
Actual	1,000.00	1,139.00	9.86
Hypothetical	1,000.00	1,014.04	11.11
(5% annual return before expenses)
Class I
Actual	1,000.00	1,144.00	5.39
Hypothetical	1,000.00	1,019.05	6.07
(5% annual return before expenses)
Class R
Actual	1,000.00	1,141.00	7.63
Hypothetical	1,000.00	1,016.55	8.59
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.45%, 1.90%, 2.20%, 1.20%, and 1.70% for Class A, B, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period) except for “Actual” information which reflects the period from Commencement of Operations through September 30, 2009. These expense ratios reflect an expense waiver. The expense ratio for Class B Shares reflect actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

The Investment Company Act of 1940 requires that the investment advisory agreement between the Fund and its investment adviser and the subadvisory agreement between the investment adviser and the investment subadviser be approved both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At a meeting held on January 6, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement and the investment subadvisory agreement are fair and reasonable and approved the investment advisory agreement and the investment subadvisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser and the investment subadviser at the request of the Board and Fund counsel, relating to the investment advisory and investment subadvisory agreement review process. The Board also considered information received about the model portfolio, the investment strategy, portfolio management team and projected fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement and the investment subadvisory agreement, and the trustees held sessions both with management and separate from management in reviewing and considering the investment advisory agreement and the investment subadvisory agreement.

In approving the investment advisory agreement and the investment subadvisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services to be provided by the investment adviser and the investment subadviser, the projected fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s and the investment subadviser’s projected expenses in providing the services and the projected profitability of the investment adviser and the investment subadviser. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser or investment subadviser are to be shared with the Fund’s shareholders. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and the investment subadviser and their affiliates may derive from their relationship with the Fund. The Board of Trustees discussed the financial strength of the investment adviser, the investment subadviser and their affiliated companies and the capability of the personnel of the investment adviser and the investment subadviser, and specifically the strength and background of their portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement and the investment subadvisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services to be Provided. The Board of Trustees considered the roles and responsibilities of the investment adviser and the investment subadviser as a whole and those specific to portfolio management, support and trading functions anticipated to be servicing the Fund. The trustees discussed with the investment adviser and the investment subadviser the resources available in managing the Fund. The trustees also discussed certain other services which are to be provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services to be provided by the investment adviser and the investment subadviser support its decision to approve the investment advisory agreement and the investment subadvisory agreement.

Projected Fees and Expenses of the Fund. The Board of Trustees reviewed the projected fees and expenses of the Fund compared to its peers. The trustees discussed with the investment adviser and the investment subadviser the performance goals in managing the Fund. When considering a fund’s performance, the trustees and management place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance). The trustees discussed with the investment adviser and the investment subadviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser, the investment subadviser and others in the marketplace. The trustees reviewed not only the advisory fees but other projected fees and expenses (whether payable to the adviser, its affiliates or others) and the Fund’s overall projected expense ratio. The Board has determined that the projected fees and expenses of the Fund support its decision to approve the investment advisory agreement and the investment subadvisory agreement.

Investment Adviser’s and Investment Subadviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees expect to review the investment adviser’s and the investment subadviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the investment subadviser and the profitability of the investment adviser and the investment subadviser. These profitability reports are put together by management with the oversight of the Board. The Board has determined that the analysis of the expenses and projected profitability of the investment adviser and the investment subadviser support its decision to approve the investment advisory agreement and the investment subadvisory agreement.

Economies of Scale. The Board of Trustees considered the projected size of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. The trustees discussed with management how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the potential economies of scale of the Fund support its decision to approve the investment advisory agreement and the investment subadvisory agreement.

Other Benefits of the Relationship. The Board of Trustees considered other benefits to the investment adviser, the investment subadviser and their affiliates derived from the investment adviser’s and the investment subadviser’s relationships with the Fund and other funds advised by the investment adviser and the investment subadviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser and the investment subadviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees reviewed with management each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser, the investment subadviser or their affiliates support its decision to approve the investment advisory agreement and the investment subadvisory agreement.

Van Kampen O’Shaughnessy Small/Mid Cap Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)

	Number of
Description	Shares	Value

Common Stocks 93.3%
Aerospace & Defense 1.0%
AAR Corp. (a)	259	$5,682
BE Aerospace, Inc. (a)	527	10,614
Cubic Corp.	166	6,552

		22,848

Agricultural Products 0.6%
Archer-Daniels-Midland Co.	430	12,565

Airlines 2.2%
Airtran Holdings, Inc. (a)	3,672	22,950
Alaska Air Group, Inc. (a)	215	5,760
Allegiant Travel Co. (a)	191	7,275
Continental Airlines, Inc., Class B (a)	462	7,596
JetBlue Airways Corp. (a)	989	5,914

		49,495

Alternative Carriers 0.9%
TW Telecom, Inc., Class A (a)	779	10,477
Vonage Holdings Corp. (a)	6,382	8,871

		19,348

Aluminum 0.2%
Alcoa, Inc.	353	4,631

Apparel, Accessories & Luxury Goods 2.2%
Carter’s, Inc. (a)	648	17,302
Coach, Inc.	147	4,839
Hanesbrands, Inc. (a)	190	4,066
Jones Apparel Group, Inc.	894	16,029
Warnaco Group, Inc. (a)	125	5,483

		47,719

Apparel Retail 4.0%
Aeropostale, Inc. (a)	266	11,563
Chico’s FAS, Inc. (a)	1,422	18,486
Finish Line, Inc., Class A	837	8,504
Gymboree Corp. (a)	81	3,919
Hot Topic, Inc. (a)	1,973	14,778
Jos. A. Bank Clothiers, Inc. (a)	171	7,656
Stein Mart, Inc. (a)	1,422	18,073
Talbots, Inc.	508	4,689

		87,668

Application Software 1.0%
Blackboard, Inc. (a)	248	9,370
Salesforce.com, Inc. (a)	75	4,270
Smith Micro Software, Inc. (a)	665	8,219

		21,859

See Notes to Financial Statements

Van Kampen O’Shaughnessy Small/Mid Cap Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Auto Parts & Equipment 2.6%
American Axle & Manufacturing Holdings, Inc.	1,336	$9,459
Autoliv, Inc.	238	7,997
Drew Industries, Inc. (a)	460	9,977
Gentex Corp.	221	3,127
Standard Motor Products, Inc.	1,231	18,711
TRW Automotive Holdings Corp. (a)	488	8,174

		57,445

Automobile Manufacturers 1.8%
Ford Motor Co. (a)	3,453	24,896
Thor Industries, Inc.	501	15,506

		40,402

Automotive Retail 3.6%
Asbury Automotive Group, Inc. (a)	1,121	14,214
AutoNation, Inc. (a)	660	11,933
AutoZone, Inc. (a)	103	15,061
Group 1 Automotive, Inc.	138	3,705
O’Reilly Automotive, Inc. (a)	281	10,155
Penske Automotive Group, Inc.	224	4,296
PEP Boys-Manny, Moe & Jack	612	5,979
Sonic Automotive, Inc., Class A	1,277	13,409

		78,752

Biotechnology 1.8%
Amgen, Inc. (a)	52	3,132
Biogen Idec, Inc. (a)	110	5,557
Celgene Corp. (a)	73	4,081
Human Genome Sciences, Inc. (a)	301	5,665
Myriad Genetics, Inc. (a)	289	7,919
United Therapeutics Corp. (a)	264	12,933

		39,287

Cable & Satellite 1.0%
Cablevision Systems Corp., Class A	153	3,634
DIRECTV Group, Inc. (a)	328	9,046
Knology, Inc. (a)	990	9,652

		22,332

Building Products 0.9%
Gibraltar Industries, Inc.	768	10,191
Trex Co., Inc. (a)	299	5,442
Universal Forest Products, Inc.	97	3,828

		19,461

Casinos & Gaming 1.2%
Boyd Gaming Corp. (a)	289	3,159
Scientific Games Corp., Class A (a)	338	5,351
Shuffle Master, Inc. (a)	582	5,482
WMS Industries, Inc. (a)	281	12,521

		26,513

See Notes to Financial Statements

Van Kampen O’Shaughnessy Small/Mid Cap Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Coal & Consumable Fuels 0.4%
Consol Energy, Inc.	180	$8,120

Communications Equipment 2.3%
3Com Corp. (a)	4,477	23,415
Arris Group, Inc. (a)	341	4,436
CommScope, Inc. (a)	134	4,011
InterDigital, Inc. (a)	353	8,175
Plantronics, Inc.	357	9,571

		49,608

Computer Storage & Peripherals 0.8%
Synaptics, Inc. (a)	392	9,879
Western Digital Corp. (a)	240	8,767

		18,646

Construction & Engineering 0.2%
Quanta Services, Inc. (a)	175	3,873

Construction & Farm Machinery & Heavy Trucks 0.6%
Oshkosh Corp. (a)	273	8,444
Tata Motors Ltd.—ADR (India)	376	4,873

		13,317

Construction Materials 0.7%
Cemex SAB de CV—ADR (Mexico) (a)	1,246	16,098

Consumer Finance 0.2%
Discover Financial Services	336	5,453

Data Processing & Outsourced Services 0.4%
CSG Systems International, Inc. (a)	355	5,684
Wright Express Corp. (a)	106	3,128

		8,812

Department Stores 0.5%
Dillard’s, Inc., Class A	392	5,527
Nordstrom, Inc.	163	4,978

		10,505

Distillers & Vintners 0.4%
Central European Distribution Corp. (a)	258	8,452

Distributors 0.7%
LKQ Corp. (a)	836	15,499

Diversified Chemicals 1.3%
Ashland, Inc.	433	18,714
Cabot Corp.	458	10,585

		29,299

See Notes to Financial Statements

Van Kampen O’Shaughnessy Small/Mid Cap Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Diversified Metals & Mining 1.3%
Brush Engineered Materials, Inc. (a)	212	$5,185
Compass Minerals International, Inc.	330	20,335
Teck Resources Ltd., Class B (Canada) (a)	147	4,053

		29,573

Drug Retail 0.8%
Rite Aid Corp. (a)	10,454	17,145

Education Services 3.7%
Apollo Group, Inc., Class A (a)	173	12,745
Corinthian Colleges, Inc. (a)	1,515	28,119
DeVry, Inc.	441	24,396
ITT Educational Services, Inc. (a)	120	13,249
Strayer Education, Inc.	18	3,918

		82,427

Electrical Components & Equipment 1.9%
American Superconductor Corp. (a)	435	14,590
First Solar, Inc. (a)	41	6,267
General Cable Corp. (a)	194	7,595
Suntech Power Holdings Co., Ltd.—ADR (Cayman Islands) (a)	815	12,388

		40,840

Electronic Components 0.4%
Technitrol, Inc.	1,023	9,422

Electronic Manufacturing Services 0.3%
Flextronics International Ltd. (Singapore) (a)	886	6,610

Fertilizers & Agricultural Chemicals 1.4%
Monsanto Co.	69	5,340
Scotts Miracle-Gro Co., Class A	587	25,212

		30,552

Food Retail 0.7%
Casey’s General Stores, Inc.	100	3,138
Pantry, Inc. (a)	450	7,056
Whole Foods Market, Inc. (a)	163	4,970

		15,164

Footwear 0.6%
Crocs, Inc. (a)	1,345	8,944
Steven Madden Ltd. (a)	110	4,049

		12,993

General Merchandise Stores 2.6%
99 Cents Only Stores (a)	1,916	25,770
Dollar Tree, Inc. (a)	308	14,993
Family Dollar Stores, Inc.	639	16,870

		57,633

Gold 0.5%
AngloGold Ashanti Ltd.—ADR (South Africa)	247	10,068

See Notes to Financial Statements

Van Kampen O’Shaughnessy Small/Mid Cap Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Health Care Equipment 2.4%
American Medical Systems Holdings, Inc. (a)	285	$4,822
EV3, Inc. (a)	1,050	12,926
Greatbatch, Inc. (a)	224	5,033
ResMed, Inc. (a)	159	7,187
Thoratec Corp. (a)	729	22,067

		52,035

Health Care Facilities 0.4%
Health Management Associates, Inc., Class A (a)	623	4,666
Tenet Healthcare Corp. (a)	798	4,692

		9,358

Health Care Services 0.8%
Amedisys, Inc. (a)	73	3,185
Express Scripts, Inc. (a)	86	6,672
Medco Health Solutions, Inc. (a)	154	8,518

		18,375

Health Care Supplies 0.6%
Cooper Cos., Inc.	432	12,843

Health Care Technology 1.3%
Computer Programs & Systems, Inc.	682	28,242

Home Furnishing Retail 0.6%
Pier 1 Imports, Inc. (a)	1,224	4,737
Williams-Sonoma, Inc.	395	7,991

		12,728

Home Furnishings 1.0%
La-Z-Boy, Inc.	928	8,027
Tempur-Pedic International, Inc. (a)	682	12,917

		20,944

Home Improvement Retail 0.2%
Sherwin-Williams Co.	80	4,813

Homebuilding 0.2%
Beazer Homes USA, Inc. (a)	903	5,048

Household Products 1.4%
Central Garden & Pet Co., Class A (a)	2,897	31,664

Housewares & Specialties 0.2%
American Greetings Corp., Class A	245	5,463

Industrial Conglomerates 0.2%
McDermott International, Inc. (Panama) (a)	144	3,639

See Notes to Financial Statements

Van Kampen O’Shaughnessy Small/Mid Cap Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Integrated Telecommunication Services 0.4%
Cincinnati Bell, Inc. (a)	1,361	$4,764
Qwest Communications International, Inc.	1,289	4,911

		9,675

Internet Retail 2.9%
Amazon.com, Inc. (a)	127	11,857
Blue Nile, Inc. (a)	142	8,821
Netflix, Inc. (a)	504	23,269
Priceline.com, Inc. (a)	124	20,562

		64,509

Internet Software & Services 0.4%
Akamai Technologies, Inc. (a)	171	3,365
Sohu.com, Inc. (a)	65	4,471

		7,836

Investment Banking & Brokerage 0.5%
BGC Partners, Inc., Class A	972	4,160
Goldman Sachs Group, Inc.	43	7,927

		12,087

IT Consulting & Other Services 1.7%
ManTech International Corp., Class A (a)	98	4,622
MAXIMUS, Inc.	492	22,927
Unisys Corp. (a)	3,813	10,181

		37,730

Life & Health Insurance 1.1%
Delphi Financial Group, Inc., Class A	185	4,187
Principal Financial Group, Inc.	134	3,670
Protective Life Corp.	376	8,054
Prudential Financial, Inc.	162	8,085

		23,996

Life Sciences Tools & Services 0.2%
Bruker Corp. (a)	374	3,991

Metal & Glass Containers 0.3%
Ball Corp.	73	3,592
Owens-Illinois, Inc. (a)	106	3,911

		7,503

Movies & Entertainment 0.4%
Warner Music Group Corp. (a)	1,478	8,173

Multi-Line Insurance 1.0%
Genworth Financial, Inc., Class A	1,358	16,228
Unitrin, Inc.	325	6,334

		22,562

Multi-Utilities 0.3%
CH Energy Group, Inc.	127	5,627

See Notes to Financial Statements

Van Kampen O’Shaughnessy Small/Mid Cap Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Office Services & Supplies 0.2%
ACCO Brands Corp. (a)	602	$4,346

Oil & Gas Equipment & Services 0.2%
Global Industries, Ltd. (a)	450	4,275

Oil & Gas Exploration & Production 0.9%
Berry Petroleum Co., Class A	350	9,373
Southwestern Energy Co. (a)	233	9,944

		19,317

Packaged Foods & Meats 3.8%
Diamond Foods, Inc.	501	15,892
Green Mountain Coffee Roasters, Inc. (a)	598	44,156
Hershey Co.	143	5,557
Lancaster Colony Corp.	157	8,050
Lance, Inc.	298	7,694
Tyson Foods, Inc., Class A	262	3,309

		84,658

Paper Packaging 0.7%
Rock-Tenn Co., Class A	323	15,217

Paper Products 0.3%
Wausau Paper Corp.	570	5,700

Personal Products 0.4%
Chattem, Inc. (a)	138	9,165

Pharmaceuticals 1.1%
Mylan, Inc. (a)	196	3,138
Par Pharmaceutical Co., Inc. (a)	222	4,775
Perrigo Co.	134	4,555
Valeant Pharmaceuticals International (a)	430	12,066

		24,534

Precious Metals & Minerals 0.2%
Pan American Silver Corp. (Canada) (a)	186	4,241

Property & Casualty Insurance 0.7%
CNA Financial Corp. (a)	190	4,586
XL Capital Ltd., Class A (Cayman Islands)	584	10,197

		14,783

Publishing 1.7%
Valassis Communications, Inc. (a)	2,054	36,725

Real Estate Management & Development 1.1%
CB Richard Ellis Group, Inc., Class A (a)	1,543	18,115
Jones Lang LaSalle, Inc.	108	5,116

		23,231

See Notes to Financial Statements

Van Kampen O’Shaughnessy Small/Mid Cap Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Regional Banks 0.4%
Fifth Third Bancorp	835	$8,459

Restaurants 5.7%
Brinker International, Inc.	290	4,562
Buffalo Wild Wings, Inc. (a)	485	20,181
Cheesecake Factory, Inc. (a)	349	6,463
Chipotle Mexican Grill, Inc., Class A (a)	92	8,929
Cracker Barrel Old Country Store, Inc.	437	15,033
Darden Restaurants, Inc.	421	14,369
DineEquity, Inc.	462	11,434
O’Charleys, Inc. (a)	370	3,467
Ruby Tuesday, Inc. (a)	3,018	25,411
Steak N Shake Co. (a)	386	4,543
Wendy’s/Arby’s Group, Inc., Class A	2,568	12,147

		126,539

Semiconductor Equipment 2.4%
Amkor Technology, Inc. (a)	2,907	20,000
Cymer, Inc. (a)	367	14,262
FEI Co. (a)	219	5,398
Tessera Technologies, Inc. (a)	271	7,558
Varian Semiconductor Equipment Associates, Inc. (a)	161	5,287

		52,505

Semiconductors 1.7%
Applied Micro Circuits Corp. (a)	932	9,311
NVIDIA Corp. (a)	305	4,584
ON Semiconductor Corp. (a)	470	3,877
RF Micro Devices, Inc. (a)	1,838	9,980
Silicon Laboratories, Inc. (a)	105	4,868
TriQuint Semiconductor, Inc. (a)	641	4,949

		37,569

Soft Drinks 1.7%
Cott Corp. (Canada) (a)	2,934	21,565
Hansen Natural Corp. (a)	443	16,276

		37,841

Specialty Chemicals 0.4%
NewMarket Corp.	93	8,653

Specialty Stores 0.2%
Jo-Ann Stores, Inc. (a)	170	4,561

Systems Software 2.0%
BMC Software, Inc. (a)	166	6,230
CA, Inc.	624	13,722
Red Hat, Inc. (a)	135	3,731
Rovi Corp. (a)	573	19,253

		42,936

See Notes to Financial Statements

Van Kampen O’Shaughnessy Small/Mid Cap Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Tires & Rubber 0.5%
Cooper Tire & Rubber Co.	628	$11,040

Water Utilities 0.4%
California Water Service Group	200	7,788

Wireless Telecommunication Services 0.4%
American Tower Corp., Class A (a)	243	8,845

Total Long-Term Investments 93.3% (Cost $1,825,119)		2,052,203

Repurchase Agreements 3.2%
Banc of America Securities ($16,972 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.04%, dated 09/30/09, to be sold on 10/01/09 at $16,972)		16,972
JPMorgan Chase & Co. ($51,173 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 09/30/09, to be sold on 10/01/09 at $51,173)		51,173
State Street Bank & Trust Co. ($2,855 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 09/30/09, to be sold on 10/01/09 at $2,855)		2,855

Total Repurchase Agreements 3.2% (Cost $71,000)		71,000

Total Investments 96.5% (Cost $1,896,119)		2,123,203

Other Assets in Excess of Liabilities 3.5%		77,861

Net Assets 100.0%		$2,201,064

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

ADR—American Depositary Receipt

See Notes to Financial Statements

Van Kampen O’Shaughnessy Small/Mid Cap Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to the Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position
Common Stocks
Aerospace & Defense	$22,848	$—	$—	$22,848
Agricultural Products	12,565	—	—	12,565
Airlines	49,495	—	—	49,495
Alternative Carriers	19,348	—	—	19,348
Aluminum	4,631	—	—	4,631
Apparel, Accessories & Luxury Goods	47,719	—	—	47,719
Apparel Retail	87,668	—	—	87,668
Application Software	21,859	—	—	21,859
Auto Parts & Equipment	57,445	—	—	57,445
Automobile Manufacturers	40,402	—	—	40,402
Automotive Retail	78,752	—	—	78,752
Biotechnology	39,287	—	—	39,287
Building Products	19,461	—	—	19,461
Cable & Satellite	22,332	—	—	22,332
Casinos & Gaming	26,513	—	—	26,513
Coal & Consumable Fuels	8,120	—	—	8,120
Communications Equipment	49,608	—	—	49,608
Computer Storage & Peripherals	18,646	—	—	18,646
Construction & Engineering	3,873	—	—	3,873
Construction & Farm Machinery & Heavy Trucks	13,317	—	—	13,317
Construction Materials	16,098	—	—	16,098
Consumer Finance	5,453	—	—	5,453
Data Processing & Outsourced Services	8,812	—	—	8,812
Department Stores	10,505	—	—	10,505
Distillers & Vintners	8,452	—	—	8,452
Distributors	15,499	—	—	15,499
Diversified Chemicals	29,299	—	—	29,299
Diversified Metals & Mining	29,573	—	—	29,573
Drug Retail	17,145	—	—	17,145
Education Services	82,427	—	—	82,427
Electrical Components & Equipment	40,840	—	—	40,840
Electronic Components	9,422	—	—	9,422
Electronic Manufacturing Services	6,610	—	—	6,610
Fertilizers & Agricultural Chemicals	30,552	—	—	30,552
Food Retail	15,164	—	—	15,164

See Notes to Financial Statements

Van Kampen O’Shaughnessy Small/Mid Cap Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Footwear	$12,993	$—	$—	$12,993
General Merchandise Stores	57,633	—	—	57,633
Gold	10,068	—	—	10,068
Health Care Equipment	52,035	—	—	52,035
Health Care Facilities	9,358	—	—	9,358
Health Care Services	18,375	—	—	18,375
Health Care Supplies	12,843	—	—	12,843
Health Care Technology	28,242	—	—	28,242
Home Furnishing Retail	12,728	—	—	12,728
Home Furnishings	20,944	—	—	20,944
Home Improvement Retail	4,813	—	—	4,813
Homebuilding	5,048	—	—	5,048
Household Products	31,664	—	—	31,664
Housewares & Specialties	5,463	—	—	5,463
Industrial Conglomerates	3,639	—	—	3,639
Integrated Telecommunication Services	9,675	—	—	9,675
Internet Retail	64,509	—	—	64,509
Internet Software & Services	7,836	—	—	7,836
Investment Banking & Brokerage	12,087	—	—	12,087
IT Consulting & Other Services	37,730	—	—	37,730
Life & Health Insurance	23,996	—	—	23,996
Life Sciences Tools & Services	3,991	—	—	3,991
Metal & Glass Containers	7,503	—	—	7,503
Movies & Entertainment	8,173	—	—	8,173
Multi-Line Insurance	22,562	—	—	22,562
Multi-Utilities	5,627	—	—	5,627
Office Services & Supplies	4,346	—	—	4,346
Oil & Gas Equipment & Services	4,275	—	—	4,275
Oil & Gas Exploration & Production	19,317	—	—	19,317
Packaged Foods & Meats	84,658	—	—	84,658
Paper Packaging	15,217	—	—	15,217
Paper Products	5,700	—	—	5,700
Personal Products	9,165	—	—	9,165
Pharmaceuticals	24,534	—	—	24,534
Precious Metals & Minerals	4,241	—	—	4,241
Property & Casualty Insurance	14,783	—	—	14,783
Publishing	36,725	—	—	36,725
Real Estate Management & Development	23,231	—	—	23,231
Regional Banks	8,459	—	—	8,459
Restaurants	126,539	—	—	126,539
Semiconductor Equipment	32,505	—	—	52,505
Semiconductors	57,569	—	—	37,569
Soft Drinks	37,841	—	—	37,841

See Notes to Financial Statements

Van Kampen O’Shaughnessy Small/Mid Cap Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Specialty Chemicals	$8,653	$—	$—	$8,653
Specialty Stores	4,561	—	—	4,561
Systems Software	42,936	—	—	42,936
Tires & Rubber	11,040	—	—	11,040
Water Utilities	7,788	—	—	7,788
Wireless Telecommunication Services	8,845	—	—	8,845
Repurchase Agreements	—	71,000	—	71,000

Total Investments in an Asset Position	$2,052,203	$71,000	$—	$2,123,203

See Notes to Financial Statements

Van Kampen O’Shaughnessy Small/Mid Cap Growth Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2009 (Unaudited)

Assets:
Total Investments (Cost $1,896,119)	$2,123,203
Receivables:
Investments Sold	306,916
Fund Shares Sold	172,310
Expense Reimbursement from Adviser	29,489
Dividends	154
Unamortized Offering Costs	83,058
Other	1,845

Total Assets	2,716,975

Liabilities:
Payables:
Investments Purchased	383,873
Offering Costs	52,374
Custodian Bank	11,806
Distributor and Affiliates	7,019
Fund Shares Repurchased	90
Trustees’ Deferred Compensation and Retirement Plans	1,677
Accrued Expenses	59,072

Total Liabilities	515,911

Net Assets	$2,201,064

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$1,972,402
Net Unrealized Appreciation	227,084
Accumulated Net Realized Gain	7,018
Accumulated Net Investment Loss	(5,440)

Net Assets	$2,201,064

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $929,815 and 81,394 shares of beneficial interest issued and outstanding)	$11.42
Maximum sales charge (5.75%* of offering price)	0.70

Maximum offering price to public	$12.12

Class B Shares:
Net asset value and offering price per share (Based on net assets of $199,387 and 17,487 shares of beneficial interest issued and outstanding)	$11.40

Class C Shares:
Net asset value and offering price per share (Based on net assets of $500,324 and 43,919 shares of beneficial interest issued and outstanding)	$11.39

Class I Shares:
Net asset value and offering price per share (Based on net assets of $457,428 and 40,000 shares of beneficial interest issued and outstanding)	$11.44

Class R Shares:
Net asset value and offering price per share (Based on net assets of $114,110 and 10,000 shares of beneficial interest issued and outstanding)	$11.41

*	On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen O’Shaughnessy Small/Mid Cap Growth Fund
Financial Statements  continued

Statement of Operations
For the period April 30, 2009 (Commencement of Operations) to September 30, 2009 (Unaudited)

Investment Income:
Dividends	$3,185
Interest	44

Total Income	3,229

Expenses:
Offering Costs	59,943
Reports to Shareholders	21,866
Professional Fees	18,675
Registration Fees	16,118
Accounting and Administrative Expenses	14,490
Custody	10,899
Transfer Agent Fees	7,447
Trustees’ Fees and Related Expenses	5,343
Investment Advisory Fee	4,716
Distribution (12b-1) and Service Fees
Class A	488
Class B	377
Class C	931
Class R	215
Other	5,029

Total Expenses	166,537
Expense Reduction	157,868

Net Expenses	8,669

Net Investment Loss	$(5,440)

Realized and Unrealized Gain/Loss:
Net Realized Gain	$7,018

Unrealized Appreciation/Depreciation:
Beginning of the Period	-0-
End of the Period	227,084

Net Unrealized Appreciation During the Period	227,084

Net Realized and Unrealized Gain	$234,102

Net Increase in Net Assets From Operations	$228,662

See Notes to Financial Statements

Van Kampen O’Shaughnessy Small/Mid Cap Growth Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

For the Period
April 30, 2009
(Commencement
of Operations) to
September 30, 2009

From Investment Activities:
Net Investment Loss	$(5,440)
Net Realized Gain	7,018
Net Unrealized Appreciation During the Period	227,084

Net Change in Net Assets from Investment Activities	228,662

From Capital Transactions:
Proceeds from Shares Sold	1,982,671
Cost of Shares Repurchased	(10,269)

Net Change in Net Assets from Capital Transactions	1,972,402

Total Increase in Net Assets	2,201,064
Net Assets:
Beginning of the Period	-0-

End of the Period (Including accumulated undistributed net investment loss of $5,440)	$2,201,064

See Notes to Financial Statements

Van Kampen O’Shaughnessy Small/Mid Cap Growth Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

	April 30, 2009
	(Commencement of
	Operations) to
Class A Shares	September 30, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Loss (a)	(0.04)
Net Realized and Unrealized Gain	1.46

Total from Investment Operations	1.42

Net Asset Value, End of the Period	$11.42

Total Return* (b)	14.20%	**
Net Assets at End of the Period (In millions)	$0.9
Ratio of Expenses to Average Net Assets*	1.45%
Ratio of Net Investment Loss to Average Net Assets*	(0.91%	)
Portfolio Turnover	104%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	28.37%
Ratio of Net Investment Loss to Average Net Assets	(26.01%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 0.25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Van Kampen O’Shaughnessy Small/Mid Cap Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

	April 30, 2009
	(Commencement of
	Operations) to
Class B Shares	September 30, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Loss (a)	(0.06)
Net Realized and Unrealized Gain	1.46

Total from Investment Operations	1.40

Net Asset Value, End of the Period	$11.40

Total Return* (b)	14.00%	(c)**
Net Assets at End of the Period (In millions)	$0.2
Ratio of Expenses to Average Net Assets*	1.90%	(c)
Ratio of Net Investment Loss to Average Net Assets*	(1.31%	)(c)
Portfolio Turnover	104%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	30.39%	(c)
Ratio of Net Investment Loss to Average Net Assets	(27.18%	)(c)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Note 5).

See Notes to Financial Statements

Van Kampen O’Shaughnessy Small/Mid Cap Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

	April 30, 2009
	(Commencement of
	Operations) to
Class C Shares	September 30, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Loss (a)	(0.07)
Net Realized and Unrealized Gain	1.46

Total from Investment Operations	1.39

Net Asset Value, End of the Period	$11.39

Total Return* (b)	13.90%	**
Net Assets at End of the Period (In millions)	$0.5
Ratio of Expenses to Average Net Assets*	2.20%
Ratio of Net Investment Loss to Average Net Assets*	(1.65%	)
Portfolio Turnover	104%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	29.98%
Ratio of Net Investment Loss to Average Net Assets	(26.13%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Van Kampen O’Shaughnessy Small/Mid Cap Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

	April 30, 2009
	(Commencement of
	Operations) to
Class I Shares	September 30, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Loss (a)	(0.02)
Net Realized and Unrealized Gain	1.46

Total from Investment Operations	1.44

Net Asset Value, End of the Period	$11.44

Total Return* (b)	14.40%	**
Net Assets at End of the Period (In millions)	$0.5
Ratio of Expenses to Average Net Assets*	1.20%
Ratio of Net Investment Loss to Average Net Assets*	(0.57%	)
Portfolio Turnover	104%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	31.43%
Ratio of Net Investment Loss to Average Net Assets	(29.66%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Van Kampen O’Shaughnessy Small/Mid Cap Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

	April 30, 2009
	(Commencement of
	Operations) to
Class R Shares	September 30, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Loss (a)	(0.05)
Net Realized and Unrealized Gain	1.46

Total from Investment Operations	1.41

Net Asset Value, End of the Period	$11.41

Total Return* (b)	14.10%	**
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets*	1.70%
Ratio of Net Investment Loss to Average Net Assets*	(1.08%	)
Portfolio Turnover	104%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	31.49%
Ratio of Net Investment Loss to Average Net Assets	(28.71%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return includes combined Rule 12b-1 fees and service fees of up to 0.50% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

See Notes to Financial Statements

Van Kampen O’Shaughnessy Small/Mid Cap Growth Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen O’Shaughnessy Small/Mid Cap Growth Fund (the “Fund”) is organized as a series of Van Kampen Partners Trust, a Delaware statutory trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek long-term capital appreciation. The Fund invests primarily in common stocks and other equity securities of small and medium-sized growth companies. The Fund commenced investment operations on April 30, 2009. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class I Shares, and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Van Kampen O’Shaughnessy Small/Mid Cap Growth Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and

Van Kampen O’Shaughnessy Small/Mid Cap Growth Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states.
At September 30, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$1,919,499

Gross tax unrealized appreciation	$240,894
Gross tax unrealized depreciation	(37,190)

Net tax unrealized appreciation on investments	$203,704

F. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions.

G. Offering Costs Offering costs are amortized, on a straight-line basis, over a twelve month period.

H. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through November 20, 2009, the date the financial statements were effectively issued. Management has determined that other than the event described in Note 7, there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of 0.85% of the average daily net assets of the Fund.
The Adviser has entered into a subadvisory agreement with O’Shaughnessy Asset Management, LLC (the “Subadviser). The Subadviser provides the Fund with investment advisory services subject to the overall supervision of the Adviser and the Fund’s officers and trustees. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.
The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 1.45%, 1.90%, 2.20%, 1.20%, and 1.70% for Classes A, B, C, I, and R Shares, respectively. The fee waivers or expense reimbursements are voluntary. After April 30, 2010, they can be discontinued at any time. For the period ended September 30, 2009, the Adviser waived or reimbursed approximately $157,900 of advisory fees or other expenses.
For the period ended September 30, 2009, the Fund recognized expenses of approximately $1,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Van Kampen O’Shaughnessy Small/Mid Cap Growth Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the period ended September 30, 2009, the Fund recognized expenses of approximately $14,700 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended September 30, 2009, the Fund recognized expenses of approximately $6,800 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and trustees of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $1,800 are included in “Other” assets on the Statement of Assets and Liabilities at September 30, 2009.
Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the period ended September 30, 2009, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, totaling $154.
For the period ended September 30, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $2,100. There were no contingent deferred sales charges (CDSC) on redeemed shares. Sales charges do not represent expenses of the Fund.
At September 30, 2009, Morgan Stanley Investment Management, Inc., an affiliate of the Adviser, owned 10,000 shares of Class A, 10,000 shares of Class B, 10,000 shares of Class C, 10,000 shares of Class I, and 10,000 shares of Class R.

Van Kampen O’Shaughnessy Small/Mid Cap Growth Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

3. Capital Transactions
For the period ended September 30, 2009, transactions were as follows:

	Shares	Value

Sales:
Class A	82,439	$848,473
Class B	17,487	179,620
Class C	43,919	454,578
Class I	40,000	400,000
Class R	10,000	100,000

Total Sales	193,845	$1,982,671

Repurchases:
Class A	(1,045)	$(10,269)
Class B	-0-	-0-
Class C	-0-	-0-
Class I	-0-	-0-
Class R	-0-	-0-

Total Repurchases	(1,045)	$(10,269)

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $3,224,499 and $1,406,398, respectively.

5. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares, Class C Shares, and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets, and up to 0.50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $100 and $900 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

6. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Subsequent Event
On October 19, 2009, Morgan Stanley & Co., Inc., the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell its retail asset

Van Kampen O’Shaughnessy Small/Mid Cap Growth Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

management business to Invesco Ltd. The transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

Van Kampen O’Shaughnessy Small/Mid Cap Growth Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Investment Subadviser
O’Shaughnessy Asset Management, LLC
6 Suburban Avenue
Stamford, Connecticut 06901
Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Your Notes

Your Notes

Your Notes

Van Kampen O’Shaughnessy Small/Mid Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen O’Shaughnessy Small/Mid Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen O’Shaughnessy Small/Mid Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen O’Shaughnessy Small/Mid Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen O’Shaughnessy Small/Mid Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

748, 848, 948, 693, 578
OSSMSAN 11/09
IU09-04972P-Y09/09

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures
(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(1) Code of Ethics — Not applicable for semi-annual reports.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Partners Trust
By: /s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: November 19, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By: /s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: November 19, 2009
By: /s/ Stuart N. Schuldt
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: November 19, 2009